UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Vice President, Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Annual Report

June 30, 2018

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings Global Advisers Limited

61 Aldwych

London, UK

WC2B4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Duncan Robertson

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Total Return Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Emerging Markets Local Currency Debt Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you, as always, for your continued trust and partnership. In the first half of the year, political tensions were back in the forefront, with trade war rhetoric dominating headlines and the rise of populist parties across Europe and Mexico contributing to widespread uncertainty. Global monetary policy continues to diverge – while macro volatility has kept aggressive interest rate behavior at bay in Europe, U.S. markets increased their expectations for a fourth rate hike this year. Global growth has been mixed, with the U.S. continuing at a healthy pace but Europe appearing to slow. Across emerging markets, escalating trade tensions, widespread political turmoil and a strengthening U.S. dollar proved challenging.

The abundance of political and other headlines has certainly kept investors on their toes. Nonetheless, the global economy and capital markets held up relatively well in the first half of the year. On the positive side, the International Monetary Fund maintained its global growth forecasts for 2018 and 2019, and global unemployment continued to fall. Across the fixed income markets, corporate fundamentals appear healthy and defaults remain near historical lows. From a bottom-up, fundamental research perspective, our investment teams continue to find a generally supportive environment for corporate and sovereign issuers, and believe there is value to be found across both developed and emerging markets.

That said, looking ahead to the remainder of 2018, we see a number of potential headwinds on the horizon and believe investors must be particularly mindful of risks. Late in the credit and economic cycle – almost a decade past the last recession – monetary policy missteps are more likely. At the same time, while inflation has remained relatively subdued in the years following the financial crisis, an unexpected increase in the near- to medium-term could pose a risk to markets. We believe that political risk will likely remain very topical in the months ahead, particularly as tensions between the U.S. and China continue to escalate and the U.S. moves toward midterm elections. In the U.K., Brexit negotiations will likely remain in the headlines, which could introduce additional volatility into the markets.

At Barings, we continue to focus on helping you, our shareholders, uncover value opportunities and achieve strong, through-the-cycle risk-adjusted returns. Our consistent, repeatable investment process and emphasis on active management is built upon decades of experience conducting rigorous, fundamental analysis on every investment we consider. The broad capabilities and expertise of our large, global teams allow us to provide innovative solutions across the quality, yield and liquidity spectrum, and we aim to evolve and adapt so that we may continue to meet your needs in the future.

On behalf of the entire Barings team, we thank you for your partnership and trust, and we look forward to helping you achieve your investment objectives.

Sincerely,

Duncan Robertson

President

Risks

Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Fixed income investing is subject to interest rate risks. Bond prices and other fixed income product prices generally fall when interest rates rise. Duration measures the price sensitivity of a bond or a portfolio to changes in interest rates. The Funds may invest in high yield loans and bonds, commonly referred to as “junk bonds”, including distressed securities, which are subject to greater credit risk (the risk that an issuer will not make timely payments of principal and interest) and market risk (the risk that the value of the Fund’s investments may fall, sometimes rapidly or unpredictably, as a result of increasing interest rates or otherwise); loans and derivative securities, which may carry market, credit and liquidity risk (the risk that the Fund’s investments may be difficult to sell at an advantageous time or price); foreign securities, which are subject to additional risks, including political and economic risks. The Funds may also invest in mortgage and asset-backed securities, which may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that a Fund’s share price will decline.

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus. A prospectus, which contains this and other information, can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated.

Barings Global Floating Rate Fund 2018 Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 4.27%, underperforming the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned 4.65%.[1]

What factors influenced performance of the Fund?

∎	During the fiscal year ended June 30, 2018, the global loan markets had positive returns in ten of twelve months and defaults were below historical averages.

∎	The Fund’s slight overweight to European loans was a minor detractor that was more than made up for by credit selection.

∎	The Fund’s North American assets outperformed the European assets.

∎	The Fund’s average allocation of approximately 9% to senior secured bonds was a detractor from Fund performance, as the senior secured bond holdings had a return below the global loan market return.

∎	During the period, the Fund was overweight the lower segments (the B and CCC categories) of the market, which outperformed, and underweight the BB category.

∎

With the exception of consumer durables, telecommunications and automotive, every sector generated positive returns. The two sectors that contributed the most to performance versus the Benchmark were the energy and metals & minerals sectors, while the two sectors that detracted the most from performance versus the Benchmark were the information technology and consumer durables sectors.

Describe recent portfolio activity.

∎

During most of the period, the Fund’s geographic exposure to North America and Europe was essentially unchanged. Beginning in March 2018, the Fund increased its exposure to European loans and reduced exposure to North American loans, as in early 2018 European loans started to look more attractive.

∎

During the fiscal year, the Fund’s three largest sectors were healthcare, education & childcare, diversified/conglomerate services and chemicals, plastics & rubber. The two sectors that decreased the most during the period were the diversified/conglomerate services and containers, packaging & glass sectors, while the two sectors that increased the most were the leisure, amusement & entertainment and retail stores sectors.

∎	By ratings category, the Fund increased exposure to the B category and reduced exposure to the BB and CCC categories.

Describe portfolio positioning at period end.

∎	As of June 30, 2018, the Fund had an 84.3% weighting to global senior secured loans, 9.2% to global senior secured high yield bonds and 5.0% to cash.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2018 Annual Report

∎

From an industry perspective, the Fund remains well diversified across a number of sectors, with concentrations in healthcare, education & childcare (12.3%), diversified/conglomerate services (10.34%) and chemicals, plastics & rubber (5.87%) as of June 30, 2018.

∎

As of June 30, 2018, the Fund had the following credit quality breakdown: 1.2% in BBB assets, 22.9% in BB assets, 58.5% in B assets and 5.4% in CCC and below assets. Approximately 7.2% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 5.0% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (65.2%), the U.K. (9.7%), Germany (6.4%), the Netherlands (3.6%) and France (3.5%). Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

We believe that the market continues to show positive economic growth driven by stable corporate earnings, low rates and supportive central bank policies. Currently, growth appears synchronized across the U.S. and Europe; however, in our view, there may be potential for this momentum to slow.

∎	We currently see better relative-value opportunities in the European market versus the U.S. market, which has seen generally higher yields with lower durations.[3]

∎

First-quarter earnings results were similar to recent quarters, with continued revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) growth alongside modest leverage. In addition, interest coverage remains at or near all-time highs. Given these healthy interest coverage levels, we believe high yield issuers have ample cushion to withstand future interest rate increases.

∎

Defaults across the global markets are below historical averages and we believe will likely remain low in the near-term. Broadly speaking, we believe spreads are fairly compensating investors for the potential default risk in the market.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

Barings Global Floating Rate Fund 2018 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings Global Floating Rate Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	0.88%	3.35%	3.09%
Class A No Load	09/16/2013	4.00%	4.41%	3.75%
Class C With Load	09/16/2013	2.24%	3.63%	2.99%
Class C No Load	09/16/2013	3.24%	3.63%	2.99%
Class I With Load	09/16/2013	4.28%	4.68%	4.05%
Class I No Load	09/16/2013	4.28%	4.68%	4.05%
Class Y With Load	09/16/2013	4.27%	4.67%	4.03%
Class Y No Load	09/16/2013	4.27%	4.67%	4.03%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

4.	Inception date: 9/16/2013

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: Credit Suisse Global Loan. The benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. Indices are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 3.48%, underperforming the 3-Month USD LIBOR + 500 basis points[1] benchmark (the “Benchmark”), which returned 6.84%.[2]

What factors influenced performance of the Fund?

∎

During the period, the global loan market outperformed the global high yield bond market. Although both markets had positive returns as defaults remained below historical averages, both markets underperformed the Fund’s Benchmark.

∎

Collateralized loan obligations (“CLOs”) were the top performing asset class in the Fund’s portfolio, followed by special situations, loans and bonds. Loans were the largest contributor to Fund performance.

∎	The Fund’s North American assets outperformed the European assets, and were the largest contributor to Fund performance.

∎	The Fund’s B-rated assets were the largest contributor to Fund performance, followed by CCC-rated and BB-rated assets.

∎	The Fund’s allocations to the broadcasting and consumer durables sectors detracted the most from Fund performance, while the energy and healthcare sectors contributed the most to Fund performance.

Describe recent portfolio activity.

∎

During the period, the Fund increased its exposure to Europe and reduced its exposure to North America. For the first seven months of the period, the Fund increased its exposure to North America, and then starting in January 2018, the Fund increased European assets and reduced North American assets.

∎

The Fund reduced its exposure to bonds for the first seven months of the period, but increased the bond allocation in the latter part of the period. Over the full period, the Fund’s allocations to loans increased, bonds decreased and CLOs remained essentially unchanged.

∎	The Fund increased its exposure to the BBB, BB and CCC and below categories, and reduced its exposure to the B and not publicly rated categories.

∎

During the period, the Fund reduced its exposure to the finance sector, which is no longer in the Fund’s top three sector exposures. The Fund’s allocations to the oil & gas, diversified/conglomerate services and healthcare, education & childcare sectors represent the Fund’s top three sectors. During the period, the Fund decreased its exposure to the containers, packaging & glass and diversified/conglomerate manufacturing sectors, while increasing its exposure to the electronics and beverages, food & tobacco sectors.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

Describe portfolio positioning at period end.

∎

As of June 30, 2018, the Fund had allocations of 60.1%, 20.2% and 14.8% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 0.3%, equities at 0.8% and cash/other at 3.8%. A significant portion of the portfolio (approximately 60.4%) is senior secured in nature (includes CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎

From an industry perspective, the Fund remains well diversified across a number of sectors, with concentrations in oil & gas (9.1%), diversified/conglomerate services (8.7%) and healthcare, education & childcare (8.1%) as of June 30, 2018.

∎

As of June 30, 2018, the Fund had the following credit quality breakdown: 1.0% in BBB assets, 32.0% in BB assets, 43.0% in B assets and 10.5% in CCC and below assets. Approximately 4.7% of the Fund’s assets are not publicly rated.[3]

∎

The top five countries in the portfolio at the end of the reporting period are the U.S. (65.9%), the U.K. (10.8%), the Netherlands (3.8%), Germany (3.7%) and Ireland (2.0%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the U.S. Overall, the Fund has exposure to 16 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎

We believe that the market continues to show positive economic growth driven by stable corporate earnings, low rates and supportive central bank policies. Currently, growth appears synchronized across the U.S. and Europe; however, we believe that there may be potential for this momentum to slow.

∎	We currently see better relative value opportunities in the European market versus the U.S. market, which has seen generally higher yields with lower durations.

∎

First-quarter earnings results were similar to recent quarters, with continued revenue and EBITDA growth alongside modest leverage. In addition, interest coverage remains at or near all-time highs. Given these healthy interest coverage levels, we believe high yield issuers have ample cushion to withstand future interest rate increases.

∎

Defaults across the global markets are below historical averages and we believe will likely remain low in the near term. Broadly speaking, we believe spreads are fairly compensating investors for the potential default risk in the market.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-0.89%	4.05%	4.07%
Class A No Load	09/16/2013	3.24%	5.47%	4.90%
Class C With Load	09/16/2013	1.48%	4.68%	4.12%
Class C No Load	09/16/2013	2.47%	4.68%	4.12%
Class I With Load	09/16/2013	3.49%	5.73%	5.16%
Class I No Load	09/16/2013	3.49%	5.73%	5.16%
Class Y With Load	09/16/2013	3.48%	5.72%	5.16%
Class Y No Load	09/16/2013	3.48%	5.72%	5.16%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized

4.	Inception date: 9/16/2013

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.	Benchmark: 3-Month USD LIBOR + 500 basis points.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Active Short Duration Bond Fund 2018 Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 1.35%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned -0.03%.[1]

What factors influenced performance of the Fund?

∎

Duration positioning positively contributed to performance relative to the Benchmark. The Fund uses Treasury bonds and futures to help manage duration. During the period, in accordance with our duration management process, the Fund lengthened duration from 1.0 to 2.0 years to end the fiscal year.

∎

The Fund’s allocation to corporate credit contributed positively to Fund performance. Despite recent widening in corporate spreads, tightening during the period – specifically in the fourth quarter of 2017 and first quarter of 2018 – benefited sector returns on a year-over-year basis. Over the period, allocations to the banking and capital goods sectors contributed the most to Fund performance, while allocations to the paper & packaging and gas pipelines sectors contributed the least.

∎

Asset-backed securities (ABS) was the primary contributor to Fund performance within the securitized sector. Allocations to government-guaranteed Federal Family Education Loan Program (FFELP) student loans, consumer loan and railroad ABS collateral were the largest contributing subsectors.

∎

Downside derivative mitigation, such as using investment grade CDX index credit default swaps[2] (a swap where the seller compensates the buyer in the event of a default) to partially hedge longer duration ABS exposures, CMBX to gain exposure to the commercial mortgage-backed securities (CMBS) sector and a payer/receiver swaption pair to hedge against possible rising volatility detracted from Fund performance during the period.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration position of 2.0 years, as the basis between the two and three year remains flat.

∎

The Fund marginally increased the allocation to non-agency residential mortgage-backed securities (RMBS) given the high-quality, high-carry and short-duration profile of the sector in a flat yield curve environment.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

2.	Barings Active Short Duration Bond Fund currently holds long CMBX positions, which cover approximately 30 companies within each position.

Barings Active Short Duration Bond Fund 2018 Annual Report

Describe portfolio positioning at period end.

∎

The Fund continues to be well diversified across corporates, securitized and governments. The corporate allocation is at approximately 51.2%, with 46.6% in investment grade corporates, 4.2% in BB-rated and crossover high yield and 0.4% in U.S. dollar-denominated emerging markets.[3] U.S. money centers and regional banks represent the largest corporate allocation to the Fund, followed by diversified industrials. In our view, insurance still offers attractive income opportunities with decent fundamentals.

∎

The securitized ABS allocation was 35.4% at the end of the period. Student loans represent the largest allocation, followed by automotive loan collateral. Further ABS subsectors consist of consumer loans, timeshares, and railroad, in addition to others. The Fund maintains an active position in CMBS, based on our analysis of technicals and commercial real estate fundamentals. CMBS allocations have been in shorter-maturity deals, with a bias toward new issue as well as selective seasoned issues.

∎

The Fund reduced the allocation to agency collateralized mortgage obligations (CMOs) to help shorten overall Fund duration during the period. The allocation was slightly less than 1.0% at the end of the period.

Describe market and portfolio outlook.

∎

While the U.S. Treasury curve has flattened over the year, the short end of the curve has steepened as the Federal Reserve has been active in raising interest rates. Accordingly, the Fund lengthened duration to 2.0 years, up from 1.0 year at the start of the period. The Fund will continue to manage duration in accordance with our management process.

∎

The Fund expects to continue to maintain a lower allocation in both Treasury and agency securities, with an active allocation to corporate bonds. Credit fundamentals in investment grade credit are on solid footing in our view, supported by constructive global economic data. The Fund expects to continue to reinvest within the sector, favoring financials and pipeline sectors with an underweight to M&A-prone sectors such as technology and pharmaceuticals.

∎

Throughout 2017, the primary factors that we used to assess the health and value of the investment grade corporate market were unambiguously positive, in our view. Early in 2018, two factors – monetary policy and technicals – began to weaken, driven by a deteriorating global growth picture and the possibility of a full-fledged trade war. However, we believe spread levels and fundamentals continue to improve. We expect these fundamental positives and macro negatives will lead to a much more balanced investing environment.

∎

The Fund expects to continue to selectively reinvest and add exposure to ABS, such as private student loans, FFELP, timeshares, consumer loans and subprime autos, with selective positioning in aviation, containers and franchise receivables, as opportunities arise.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Active Short Duration Bond Fund 2018 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings Active Short Duration Bond Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	07/08/2015	1.10%	1.47%
Class A No Load	07/08/2015	1.10%	1.47%
Class C With Load	07/08/2015	0.35%	1.22%
Class C No Load	07/08/2015	0.84%	1.22%
Class I With Load	07/08/2015	1.39%	1.73%
Class I No Load	07/08/2015	1.39%	1.73%
Class Y With Load	07/08/2015	1.35%	1.71%
Class Y No Load	07/08/2015	1.35%	1.71%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

4.	Inception date: 7/8/2015

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.	Benchmark A: Bloomberg Barclays U.S. 1-3 Year Government Bond Index. Indices are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Total Return Bond Fund 2018 Annual Report

Investment Objective

Barings Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 0.13%, outperforming the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”), which returned -0.40%.[1]

What factors influenced performance of the Fund?

∎	An underweight to U.S. Treasuries relative to the Benchmark positively contributed to Fund performance.

∎

Investment grade corporate credit was a positive contributor to performance, as spread tightening in the fourth quarter of 2017 and first quarter of 2018 offset recent widening. The banking, industrials and gas pipeline sectors were the primary contributors to Fund performance. Holdings in the telecom and utility sectors were the primary detractors from Fund performance.

∎

The Fund has a 4.4% allocation to short weighted average life, AAA-rated collateralized loan obligation (CLO) structured product.[2] This out-of-index allocation detracted from the Fund’s performance relative to the Benchmark.

∎	The Fund’s allocation to taxable municipal bonds did not detract from Fund performance during the period.

∎

Asset-backed securities (ABS) contributed to Fund performance largely due to holdings in private and government-guaranteed Federal Family Education Loan Program (FFELP) student loans, as this sector performed well during the reporting period. Selective positioning to commercial ABS sectors also contributed positively to performance.

∎

Downside derivative mitigation, such as using investment grade CDX index credit default swaps[3] (a swap where the seller compensates the buyer in the event of a default) to partially hedge longer duration ABS exposures, and a payer/receiver swaption pair to hedge against possible rising volatility detracted from Fund performance during the period.

∎	Security selection in high yield credit, an out-of-index allocation, contributed positively to Fund performance over the period.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Barings Total Return Bond Fund currently holds long CMBX positions, which cover approximately 30 companies within each position.

Barings Total Return Bond Fund 2018 Annual Report

Describe recent portfolio activity.

∎	The Fund maintained an active allocation to ABS, with recent purchases in both private and public student loans.

∎

The Fund marginally increased its exposure to higher coupon 30-year collateral Federal National Mortgage Association (FNMA) agency mortgage-backed securities (MBS) due to attractive carry profile and relative value versus discount coupons. The Fund remains underweight to agency MBS relative to the Benchmark.

Describe portfolio positioning at period end.

∎	As of June 30, 2018, the Fund was duration and curve neutral relative to the Benchmark.

∎

The Fund’s largest overweight relative to the Benchmark was the ABS allocation, which represents 19% of the Fund. The allocation to ABS comprised FFELP student loans, private student loans, a modest allocation to traditional automotive loan collateral and compelling commercial collateral such as whole business franchise receivables, shipping containers and loan servicers, in addition to other subsectors.

∎

As of June 30, 2018, corporate credit represented approximately 42.3% of the Fund (versus 30.1% for the Benchmark); of that amount, investment grade corporates made up approximately 28.4%, high yield corporates made up 11.2% and U.S. dollar-denominated emerging markets made up almost 2.7%. The energy sector was the Fund’s largest overweight position by 3.4%, as we believe yields are attractive. The technology sector represented the Fund’s largest underweight position by 0.60%.

∎	The Fund’s allocation to agency MBS was underweight by 6.2% relative to the Benchmark.

∎	The Fund maintained a 4.4% allocation to structured credit, represented by short weighted average life, AAA-rated CLOs.

∎	The Fund maintained a currency overlay strategy, which is 5% of the Fund on a notional basis to help lower tracking error.

Describe market and portfolio outlook.

∎

Throughout 2017, the primary factors that we used to assess the health and value of the investment grade corporate market were unambiguously positive, in our view. Early in 2018, two factors – monetary policy and technicals – began to weaken, driven by a deteriorating global growth picture and the possibility of a full-fledged trade war. However, spread levels and fundamentals continue to improve, in our view. We expect these fundamental positives and macro negatives will lead to a much more balanced investing environment.

∎

The intermediate to long end of the U.S. Treasury curve has flattened over the period, unlike the short end of the curve, which has steepened as the U.S. Federal Reserve has been active in raising interest rates.

∎

The Fund remains overweight in spread sectors, such as corporates and structured products, relative to liquid products, such as governments and agencies, and seeks to add alpha, or return in excess to the Benchmark, by investing in under-covered sectors where we believe we have competitive advantages, such as commercial ABS, CLOs and emerging market corporates.

∎

We believe that credit fundamentals in investment grade credit are on solid footing, supported by constructive global economic data. The Fund expects to continue to reinvest within the sector, favoring financials and pipeline sectors with an underweight to M&A-prone sectors such as technology and pharmaceuticals.

∎

The Fund expects to continue to invest in high quality, shorter-duration securitized bonds in private student loans, timeshares, consumer loans, FFELP and subprime autos. We advocate selectivity in sectors such as aviation, containers and franchise receivables.

Barings Total Return Bond Fund 2018 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings Total Return Bond Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	07/08/2015	-4.12%	0.66%
Class A No Load	07/08/2015	-0.12%	2.05%
Class C With Load	07/08/2015	-1.84%	1.29%
Class C No Load	07/08/2015	-0.87%	1.29%
Class I With Load	07/08/2015	0.13%	2.30%
Class I No Load	07/08/2015	0.13%	2.30%
Class Y With Load	07/08/2015	0.13%	2.30%
Class Y No Load	07/08/2015	0.13%	2.30%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

4.	Inception date: 7/8/2015

5.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

6.

Benchmark: Bloomberg Barclays U.S. Aggregate. The benchmark includes domestic, taxable, dollar-denominated securities. The index covers U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of -1.94%.[1]

∎

Each of the Fund’s three sub-strategies – EM corporates, EM sovereign and EM local – underperformed during the period. Although hard currency emerging markets started trending negatively during the first quarter of 2018 due to higher U.S. Treasury rates, local debt maintained a positive trajectory until early April 2018 when markets began a period of unpredictability. From April through June, all three EM debt indices fell.

What factors influenced performance of the Fund?

∎

Although the U.S. Congress passed its tax reform in late 2017 – generating expectations of further growth and fiscal stimulus in the U.S. – the U.S. dollar fell during the first quarter of 2018, only to sharply reverse course during the second quarter of 2018, leading to the worst quarter for EM currencies since 2015 (-8.3%). The combination of a more assertive U.S. Federal Reserve (Fed), President Trump’s trade protectionism policies aimed at foes and allies alike, and the announcement of a terminal date for the European Central Bank (ECB)’s quantitative easing program all put downward pressure on EM assets. Flows have remained supportive in 2018, with $19.6 billion ($68.1 billion in the last twelve months) of positive flows across EM corporate, sovereign and local. Most developed market central banks remained dovish, including the ECB, Bank of England and Bank of Japan; however, the Fed increased the short-term rates and commodities were higher during the period.

∎

For the annual reporting period, the Fund’s positioning in Hungary, South Africa, Israel, Belarus and currency positioning in Japan, Kazakhstan and Thailand contributed to Fund performance. However, the Fund’s positions in Argentina, Brazil and Eastern European currencies detracted from Fund performance.

Describe recent portfolio activity.

∎

As a result of spread widening during the second quarter of 2018, the Fund increased its exposure to short duration EM corporates to capture the higher yields on companies we believe to have strong potential. The Fund has maintained its exposure to local rates on overall moderate growth, low inflation and high rates in select EM local markets, based on our expectations that local rates will fall over the next 12 months in countries that are well managed and where inflation is falling.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period ended June 30, 2018 with a 43% exposure to emerging markets local debt and currencies, 32% exposure to sovereign hard currency, 29% exposure to corporate bonds and a 6.97% cash position.

∎

The top five countries in the portfolio at the end of the reporting period were Mexico (14.9%), Brazil (14.4%), South Africa (11.9%), Russia (10.3%) and Colombia (7.1%). The top five corporate issuers were Perobras (2.8%), Future Land Holdings (2.7%), Lila Chile Holding (2.1%), Firstrand Bank (1.9%) and CIFI Holdings (1.9%). Overall, the Fund had exposure to 26 countries, 19 corporates and 22 different currencies.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

Describe market and portfolio outlook.

∎

We believe that developed market fiscal policies, other than the U.S., are likely to remain expansionary for the next 12 months, providing support for global growth, which we expect to benefit emerging markets.

∎

Given current energy prices, we believe that energy importers are likely to experience higher inflation, although we expect inflation to be manageable over the next several years. Due to reduced inflationary pressures, we expect to see lower overall interest rates in countries with floating currencies and credible central bank policies, where nominal yields offer significant compensation for risk.

∎

We believe that EM corporate debt will perform well over the second half of 2018 given the favorable macro trends, meaningful steps to strengthen balance sheets and deleverage, stable commodity prices and improving sovereign stories across Europe and Latin America.

∎	EM corporate fundamentals appear to be improving and we believe they will likely continue to benefit from an increasingly stable macroeconomic environment.

∎

Technicals remain favorable, and over the next year, we do not expect to see sharp reversals in fund flows, which remain supportive. We expect net financing to stay subdued as a result of continued liability management among EM corporates and tighter restrictions out of China. We also expect cash flows from amortizations and coupons to remain robust in the coming years.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

REGIONAL COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2018.
***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.
LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,5,6]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	10/21/2015	-6.12%	2.84%
Class A No Load	10/21/2015	-2.21%	4.41%
Class C With Load	10/21/2015	-3.80%	3.66%
Class C No Load	10/21/2015	-2.90%	3.66%
Class I With Load	10/21/2015	-1.94%	4.68%
Class I No Load	10/21/2015	-1.94%	4.68%
Class Y With Load	10/21/2015	-1.94%	4.68%
Class Y No Load	10/21/2015	-1.94%	4.68%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

2.	Inception date: 10/21/2015

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

Investment Objective

Barings Emerging Markets Local Currency Debt Fund (“EM Local Currency Debt Fund” or the “Fund”) seeks long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of -2.94%, underperforming the J.P. Morgan Government Bond Index Emerging Markets Global Diversified (the “Benchmark”), which returned -2.33%.[1]

What factors influenced performance of the Fund?

∎

For the annual reporting period, the Fund’s positioning in Turkey, Hungary, South Africa and Colombia outperformed the Benchmark. The Fund’s overall positioning in Argentina, Brazil, Indonesia and the Polish zloty detracted from performance.

∎

The Fund’s performance trailed the Benchmark during the reporting period as a result of its currency positioning, which was the main detractor from Fund performance. Despite higher commodity prices and improving balance of payments for many EM countries, the U.S. dollar materially strengthened during the second quarter of 2018, sending many currencies to their lowest levels in years. The Fund’s EM local rates positions performed well versus the Benchmark, due in part to moderate growth, strong global trade and low inflation across many local markets.

Describe recent portfolio activity.

∎

The Fund increased its rates exposure to the Philippines, Russia, Colombia and Peru, while reducing exposure to South Africa, Argentina, Turkey and Czech Republic. The Fund also increased its exposure to the Brazilian real, Russian ruble and Polish zloty, while paring back exposure to the Israeli shekel, Thai bhat, Colombian peso, Argentinian peso and Turkish lira. The Fund remains overweight in Eastern European currencies in countries that are experiencing healthy growth and where we expect the currencies to continue appreciating versus the euro.

Describe portfolio positioning at period end.

∎

The Fund finished the annual reporting period ended June 30, 2018 with an 87.5% exposure to emerging market bonds and a 12.5% cash position. The Fund had a duration of 1.9 years greater than the Benchmark and 111% exposure to EM currencies, while underweight 11% to developed market currencies.

∎

The top five countries in the portfolio at the end of the annual reporting period (+/- years duration versus the Benchmark) were Brazil (+.96 years) South Africa (+.57 years), Russia (+.57 year), Mexico (+.55 years) and Colombia (+.45 years). Overall, the Fund had exposure to 20 different countries and 26 different currencies.

Describe market and portfolio outlook.

∎	We remain optimistic that some emerging markets headwinds are in the process of becoming tailwinds for many economies.

∎	We believe that EM countries continue to make meaningful adjustments to their current accounts to accommodate lower commodity revenues and continue to diversify and compete for export market share.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

∎

Global inflation may rise, although we expect it to be manageable over the next several years. Due to reduced inflationary pressures, we expect to see lower overall interest rates in countries with floating currencies and credible central bank policies, where nominal yields offer significant compensation for risk.

∎

The portfolio continues to add to constructive positioning on select Eastern European and Latin American currencies, less so on Asian currencies, while maintaining a watchful eye on commodity prices and the escalating trade war between the U.S. and China.

∎

The portfolio continues to be positioned in select rates where inflation is falling along with narrowing current account deficits. Although the U.S. is experiencing strong growth and higher inflation, most other countries are still in a period of disinflation, and we expect this to be favorable for EM local debt and the Fund.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shows above represent a percentage of the assets as of June 30, 2018.

CURRENCY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shows above represent a percentage of the assets as of June 30, 2018.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

CONTRIBUTION TO DURATION (IN YEARS**)

**	The values shown above represent the contribution to duration, in years, of the assets as of June 30, 2018.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,5,6]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	12/8/2015	-7.03%	5.49%
Class A No Load	12/8/2015	-3.16%	7.19%
Class C With Load	12/8/2015	-4.79%	6.41%
Class C No Load	12/8/2015	-3.88%	6.41%
Class I With Load	12/8/2015	-2.94%	7.44%
Class I No Load	12/8/2015	-2.94%	7.44%
Class Y With Load	12/8/2015	-2.93%	7.45%
Class Y No Load	12/8/2015	-2.93%	7.45%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

2.	Inception date: 12/08/2015

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark: JPMorgan Government Bond Index—Emerging Markets Global Diversified (GBI-EMGD)

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global High Yield Fund 2018 Annual Report

Investment Objective

Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) seeks to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 2.05%, underperforming the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Benchmark”), which returned 2.60%.[1]

What factors influenced performance of the Fund?

∎

The global high yield market finished the fiscal year with positive performance driven by stable to improving corporate fundamentals, moderate global economic growth and subdued inflationary pressures.

∎

The market was generally in risk-on mode as the lower end of the ratings spectrum outperformed less risky assets. As a result, the Fund’s overweight position in CCC-rated assets and an underweight allocation to BB-rated holdings relative to the Benchmark were the primary contributors to relative performance. Prudent credit selection across BB-rated assets and B-rated holdings was also a contributor to the Fund’s relative performance while credit selection within the CCC-rated category was the notable detractor.

∎

Performance across industries was fairly mixed during the period. Credit selection was the primary contributor to the Fund’s performance, whereas allocations to specific industry categories, compared to the Benchmark, did not have a material impact on performance. The containers, packaging & glass and the leisure, amusement & entertainment sectors contributed to Fund performance, while an overweight position in the leisure, amusement & entertainment sector detracted from Fund performance. The diversified & conglomerate manufacturing and the oil & gas sectors were the largest detractors from Fund performance, driven by certain idiosyncratic credit events.

∎

Across geographies, credit selection within the European market was a key contributor to Fund performance during the year while Europe also outperformed the U.S. across the broader market. The Fund was relatively aligned with the Benchmark from an allocation perspective and, as such, geographic allocations did not contribute meaningfully to performance during the year.

Describe recent portfolio activity.

∎

For much of the fiscal year, the Fund’s target weighting between U.S. and Europe was unchanged. In early 2018, however, the Fund began to shift allocation slightly in favor of Europe due to better relative value opportunities. As of June 30, 2018, 65.9% of the Fund is held in U.S. issuers (down approximately 2.5% from June 30, 2017), while European assets ended the period at 23.4% of the Fund by market value. We expect this shift to continue over the coming months as we believe that European assets remain more attractive relative to U.S. assets. The remaining 10.7% represents investments in other countries, cash and accrued income.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2018 Annual Report

∎

The lower end of the ratings spectrum has outperformed the broader market over the past year and as such the Fund’s allocation to CCC-rated assets has increased while the Fund’s allocation to B-rated assets has decreased. The allocation to BB-rated assets has remained relatively in line during the period while holdings designated as not publicly rated by S&P, Moody’s or Fitch[2] have decreased by 0.5% to 0.9% of market value. Cash and accrued income ended the period at 5.6% of the Fund.

∎

Oil & gas remained the top sector during the time period (the Fund increased its allocation to the sector by approximately 4%) as commodity prices have continued to improve and corporate fundamentals in the sector have remained generally stable. The healthcare, education & childcare sector was the second largest sector by market value with minimal change from the prior year-end. Meanwhile, the Fund’s allocation to the telecommunications sector was reduced by approximately 3% with a focus on opportunities primarily in the wireless subsector that we believe represent better relative value.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund held approximately 62% in senior unsecured bonds and approximately 30% in senior unsecured bonds. The remaining portion was held in first lien senior secured loans (2%), second lien senior secured loans (1%) and cash and accrued income (5%).

∎

The Fund remained broadly diversified across Moody’s sectors, with the oil & gas sector representing the largest portion of the portfolio at 18.0%, followed by healthcare, education & childcare at 7.1% and the mining, steel, iron & non-precious metals sector at 6.7%.

∎

At the end of the fiscal year, the Fund had the following credit quality weighting breakdown: 3.9% in BBB, 27.4% in BB, 45.1% in B, 17.1% in CCC and below and 5.6% in cash and accrued income. A small portion of the portfolio (0.9%) is not publicly rated by S&P, Moody’s or Fitch.[2]

∎

The top five countries in the portfolio, as of June 30, 2018, are the U.S. (65.9%), the U.K. (11.3%), Ghana (2.7%), Germany (2.6%) and Switzerland (1.7%). Overall, the Fund had exposure to 15 countries and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎

We believe that the global high yield market continues to show positive economic growth driven by stable corporate earnings, low rates and supportive central bank policies. Currently, growth appears synchronized across the U.S. and Europe, however, there may be potential for this momentum to slow.

∎	We currently see better relative value opportunities in the European market, which has seen generally higher yields with lower durations, versus the U.S. market.

∎

First-quarter earnings results reported by high yield issuers were similar to recent quarters, with continued revenue and EBITDA growth alongside modest leverage. In addition, interest coverage remains at or near all-time highs. Given these healthy interest coverage levels, we believe high yield issuers are generally well positioned to withstand future interest rate increases.

∎

Defaults across the global high yield market are below historical averages and we believe will likely remain low in the near term. Broadly speaking, we believe high yield spreads are fairly compensating investors for the potential default risk in the market.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2018 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings Global High Yield Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	10/30/2015	-2.28%	6.05%
Class A No Load	10/30/2015	1.79%	7.69%
Class C With Load	10/30/2015	0.10%	6.89%
Class C No Load	10/30/2015	1.04%	6.89%
Class I With Load	10/30/2015	2.05%	7.96%
Class I No Load	10/30/2015	2.05%	7.96%
Class Y With Load	10/30/2015	2.05%	7.96%
Class Y No Load	10/30/2015	2.05%	7.96%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

3.	Inception date: 10/30/2015

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings U.S. High Yield Fund 2018 Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the fiscal year ended June 30, 2018 of 1.61%, underperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned 2.62%.[1]

What factors influenced performance of the Fund?

∎	The U.S. high yield market finished the fiscal year with positive performance driven by stable to improving corporate fundamentals, moderate global economic growth and subdued inflationary pressures.

∎

The market was generally in risk-on mode as the lower end of the ratings spectrum outperformed less risky assets. As a result, the Fund’s overweight position in CCC-rated holdings and an underweight allocation to BB-rated assets relative to the Benchmark were the primary contributors to Fund performance. Credit selection within the BB-rated and B-rated categories was also a driver of Fund performance; however, weakness within a few specific securities in the CCC-rated category detracted from Fund performance during the period.

∎

Performance across industries was fairly mixed during the period. Credit selection within the containers, packaging, & glass and automotive sectors contributed to Fund performance. The diversified/conglomerate manufacturing and the oil & gas sectors were the largest detractors from Fund performance, driven by certain idiosyncratic credit events.

Describe recent portfolio activity.

∎

The Fund’s allocation across ratings categories remains more heavily focused on the lower end of the ratings spectrum where we continue to see more attractive risk reward versus higher rated holdings. During the period, the Fund’s exposure to CCC-rated and BB-rated credits increased while B-rated holdings decreased.

∎

Oil & gas remained the largest sector by market value during the period, although the Fund’s allocation to the sector decreased slightly. The Fund’s allocation to the mining, steel, iron, & non-precious metals sector increased by 4.5% during the period to become the second largest sector. We selectively reduced the Fund’s exposure to securities in the telecommunications sector, with a focus on opportunities primarily in the wireless subsector that we believe represent better relative value.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished the period ending June 30, 2018 with an 89.5% weighting to high yield bonds. The remaining balance of the portfolio was invested in senior secured loans at 2.6%, equity at 0.4%, and cash and accrued income at 7.5%.

∎

The Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in oil & gas (16.1%), mining, steel, iron & non-precious metals (9.4%) and telecommunications (8.9%) as of June 30, 2018.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2018 Annual Report

∎

As of June 30, 2018, the Fund had the following credit quality weighting breakdown: 4.4% in BBB, 33.5% in BB, 36.7% in B, 15.7% in CCC and below, and cash and accrued income at 7.5%. A small portion of the portfolio (2.2%) is not publicly rated by S&P, Moody’s or Fitch.[2]

Describe market and portfolio outlook.

∎	We believe that the U.S. high yield market continues to show positive economic growth driven by stable corporate earnings, low rates and supportive central bank policies.

∎

First-quarter earnings results reported by high yield issuers were similar to recent quarters with continued revenue and EBITDA growth alongside modest leverage. In addition, interest coverage remains at or near all-time highs. Given these healthy interest coverage levels, we believe high yield issuers are generally well-positioned to withstand future interest rate increases.

∎

Defaults across the U.S. high yield market are below historical averages and we believe will likely remain low in the near-term. Broadly speaking, we believe high yield spreads are fairly compensating investors for the potential default risk in the market.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2018 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2018.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2018.

Barings U.S. High Yield Fund 2018 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	10/30/2015	-2.74%	5.69%
Class A No Load	10/30/2015	1.32%	7.32%
Class C With Load	10/30/2015	-0.32%	6.53%
Class C No Load	10/30/2015	0.61%	6.53%
Class I With Load	10/30/2015	1.61%	7.59%
Class I No Load	10/30/2015	1.61%	7.59%
Class Y With Load	10/30/2015	1.61%	7.58%
Class Y No Load	10/30/2015	1.61%	7.58%

Performance shown is historical and does not guarantee future results. Current performance may be lower or higher. Because share price, principal value, and return will vary, you may have a gain or loss when you sell Fund shares. For current month-end performance information, call 1.855.439.5459. Performance includes the reinvestment of dividends and capital gains. Performance less than one year is cumulative; all other performance is annualized.

3.	Inception date: 10/30/2015

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2018 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.92%	$1,000.00	$1,018.40	$1,009.20	$4.60
Hypothetical	0.92%	1,000.00	1,020.20	1,010.10	4.61

Class C
Actual	1.68%	1,000.00	1,014.70	1,007.35	8.39
Hypothetical	1.68%	1,000.00	1,016.50	1,008.25	8.40

Class I
Actual	0.64%	1,000.00	1,019.80	1,009.90	3.21
Hypothetical	0.64%	1,000.00	1,021.60	1,010.80	3.21

Class Y
Actual	0.72%	1,000.00	1,019.70	1,009.85	3.61
Hypothetical	0.72%	1,000.00	1,021.20	1,010.60	3.61

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2018 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,012.60	$1,006.30	$5.99
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,008.80	1,004.40	9.71
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,013.80	1,006.90	4.74
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,013.70	1,006.85	4.74
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,004.30	$1,002.15	$3.23
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.26

Class C
Actual	0.90%	1,000.00	1,003.00	1,001.50	4.47
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class I
Actual	0.40%	1,000.00	1,005.60	1,002.80	1.99
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

Class Y
Actual	0.40%	1,000.00	1,005.50	1,002.75	1.99
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2018 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Total Return Bond Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$983.90	$991.95	$3.94
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

Class C
Actual	1.55%	1,000.00	980.30	990.15	7.61
Hypothetical	1.55%	1,000.00	1,017.10	1,008.55	7.75

Class I
Actual	0.55%	1,000.00	985.10	992.55	2.71
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

Class Y
Actual	0.55%	1,000.00	985.10	992.55	2.71
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.09%	$1,000.00	$934.40	$967.20	$5.23
Hypothetical	1.09%	1,000.00	1,019.40	1,009.70	5.46

Class C
Actual	1.83%	1,000.00	931.00	965.50	8.76
Hypothetical	1.83%	1,000.00	1,015.70	1,007.85	9.15

Class I
Actual	0.78%	1,000.00	935.60	967.80	3.74
Hypothetical	0.78%	1,000.00	1,020.90	1,010.45	3.91

Class Y
Actual	0.78%	1,000.00	935.60	967.80	3.74
Hypothetical	0.78%	1,000.00	1,020.90	1,010.45	3.91

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2018 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Emerging Markets Local Currency Debt Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.15%	$1,000.00	$927.80	$963.90	$5.50
Hypothetical	1.15%	1,000.00	1,019.10	1,009.55	5.76

Class C
Actual	1.98%	1,000.00	924.30	962.15	9.45
Hypothetical	1.98%	1,000.00	1,015.00	1,007.50	9.89

Class I
Actual	0.90%	1,000.00	928.90	964.45	4.30
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class Y
Actual	0.88%	1,000.00	928.90	964.45	4.21
Hypothetical	0.88%	1,000.00	1,020.40	1,010.20	4.41

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$998.60	$999.30	$5.20
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.26

Class C
Actual	1.80%	1,000.00	994.90	997.45	8.90
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.00

Class I
Actual	0.80%	1,000.00	999.90	999.95	3.97
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

Class Y
Actual	0.80%	1,000.00	999.90	999.95	3.97
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2018 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$997.80	$998.90	$4.95
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.75%	1,000.00	994.10	997.05	8.65
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	999.00	999.50	3.72
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	999.00	999.50	3.72
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2018 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2018 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $290,646,501, $239,021,691, $437,488,228 and $27,827,836, respectively)	$287,743,930	$234,123,460	$433,034,032	$27,464,150
Investments in affiliates, at fair value (cost $2,613,198)	—	—	—	2,635,105
Cash	248,171	39,209	20,950	—
Foreign currency, at value (cost $236,747, $1,052,725, $0 and $7, respectively)	237,027	1,054,323	—	7
Receivable for investments sold	6,016,506	1,981,562	492,372	677,613
Receivable for Fund shares sold	589,860	10,087,625	1,687,295	75,000
Interest receivable	1,447,932	2,574,066	2,671,972	181,429
Receivable from adviser (see Note 3)	—	—	105,512	20,253
Foreign tax reclaims receivable	—	3,778	—	—
Unrealized appreciation on forward foreign currency exchange contracts	635,460	817,834	—	20,403
Prepaid expenses	33,489	60,883	2,426	17,605

Total assets	296,952,375	250,742,740	438,014,559	31,091,565

Liabilities
Payable for investments purchased	650,681	3,290,339	940,972	68,464
Payable for TBA and when-issued securities purchased	41,890,414	13,918,476	1,550,000	1,563,550
Payable for Fund shares repurchased	551,922	211,163	541,431	1,299
Swap contracts, at fair value (up-front net premiums received of $0, $0, $20,886 and $5,031, respectively)	—	—	53,944	13,486
Payable for variation margin on open futures contracts	—	—	8,561	1,699
Investment advisory fee payable (see Note 3)	83,780	75,100	—	—
Cash collateral Due to Broker	655,000	1,242,947	3,720,000	380,000
Distribution fees payable	17,802	17,797	36,305	203
Dividends payable	113,373	296,479	122,980	68,486
Unrealized depreciation on forward foreign currency exchange contracts	6,085	2,076	—	43,379
Unrealized depreciation on unfunded loan commitments	9,990	14,782	—	—
Accrued expenses and other liabilities	186,124	174,504	256,166	64,762

Total liabilities	44,165,171	19,243,663	7,230,359	2,205,328

Total net assets	$252,787,204	$231,499,077	$430,784,200	$28,886,237

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2018

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$266	$249	$436	$30
Additional paid-in capital	257,602,876	236,857,497	434,654,353	29,584,773
Undistributed net investment loss	(113,373)	(305,679)	(10,364)	(60,031)
Accumulated net realized gain (loss)	(2,445,913)	(951,705)	1,015,106	(340,336)
Net unrealized depreciation	(2,256,652)	(4,101,285)	(4,875,331)	(298,199)

Total net assets	$252,787,204	$231,499,077	$430,784,200	$28,886,237

Class A
Net assets applicable to outstanding shares	$53,371,328	$60,506,724	$177,020,488	$206,750

Shares of beneficial interest outstanding	5,627,110	6,493,380	17,916,765	21,163

Net asset value per share outstanding	$9.48	$9.32	$9.88	$9.77

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.77	$9.71	$9.88	$10.18

Class C
Net assets applicable to outstanding shares	$8,310,603	$8,841,661	$1,139,147	$195,975

Shares of beneficial interest outstanding	879,403	950,025	115,383	20,061

Net asset value per share outstanding	$9.45	$9.31	$9.87	$9.77

Class I
Net assets applicable to outstanding shares	$18,369,575	$21,788,260	$299,577	$12,069,580

Shares of beneficial interest outstanding	1,932,979	2,338,856	30,319	1,235,482

Net asset value per share outstanding	$9.50	$9.32	$9.88	$9.77

Class Y
Net assets applicable to outstanding shares	$172,735,698	$140,362,432	$252,324,988	$16,413,932

Shares of beneficial interest outstanding	18,183,091	15,068,639	25,557,578	1,680,121

Net asset value per share outstanding	$9.50	$9.31	$9.87	$9.77

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $49,778,556, $19,240,870, $26,115,605 and $58,017,024, respectively)	$45,863,780	$18,243,585	$25,279,847	$57,263,157
Cash	500	—	—	—
Cash collateral held at Broker	1,870,000	896,082	—	—
Foreign currency, at value (cost $92,630, $3,392, $0 and $0, respectively)	93,272	3,098	—	—
Receivable for investments sold	280,000	43,843	117,839	—
Receivable for Fund shares sold	—	—	12	3,874
Interest receivable	878,582	339,929	422,315	893,270
Receivable from adviser (see Note 3)	28,851	33,209	9,428	—
Cash collateral held at broker on open future contracts	29,039	—	—	—
Swap contracts, at fair value	179,432	60,900	—	—
Foreign tax reclaims receivable	—	4,024	1,809	297
Unrealized appreciation on forward foreign currency exchange contracts	2,214,203	691,437	46,798	—
Prepaid expenses	17,275	17,333	17,325	17,456

Total assets	51,454,934	20,333,440	25,895,373	58,178,054

Liabilities
Payable for investments purchased	633,479	140,000	—	—
Payable for TBA and when-issued securities purchased	—	—	763,060	984,290
Payable for Fund shares repurchased	1,222	537	2,447	54
Due to custodian	—	—	116,595	—
Payable for variation margin on open swap contracts	—	2,791	—	—
Investment advisory fee payable (see Note 3)	—	—	—	3,447
Cash collateral Due to Broker	1,140,000	290,000	—	—
Distribution fees payable	351	140	187	555
Dividends payable	205,647	45,292	123,018	119,470
Unrealized depreciation on forward foreign currency exchange contracts	2,771,591	1,261,719	900	—
Accrued expenses and other liabilities	87,832	73,747	63,393	62,961

Total liabilities	4,840,122	1,814,226	1,069,600	1,170,777

Total net assets	$46,614,812	$18,519,214	$24,825,773	$57,007,277

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2018

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$49	$19	$25	$58
Additional paid-in capital	51,014,152	20,051,291	25,424,683	57,838,791
Undistributed (distributions in excess of) net investment income	123,614	(206,237)	(440)	(536)
Accumulated net realized gain (loss)	(67,734)	222,011	194,670	(77,169)
Net unrealized depreciation	(4,455,269)	(1,547,870)	(793,165)	(753,867)

Total net assets	$46,614,812	$18,519,214	$24,825,773	$57,007,277

Class A
Net assets applicable to outstanding shares	$566,170	$282,910	$106,000	$2,917,514

Shares of beneficial interest outstanding	59,541	28,939	10,836	296,984

Net asset value per share outstanding	$9.51	$9.78	$9.78	$9.82

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$9.91	$10.19	$10.19	$10.23

Class C
Net assets applicable to outstanding shares	$277,230	$97,749	$197,478	$98,225

Shares of beneficial interest outstanding	29,148	10,000	20,186	10,000

Net asset value per share outstanding	$9.51	$9.77	$9.78	$9.82

Class I
Net assets applicable to outstanding shares	$22,649,740	$6,921,449	$12,129,548	$14,815,948

Shares of beneficial interest outstanding	2,381,296	708,165	1,240,000	1,508,341

Net asset value per share outstanding	$9.51	$9.77	$9.78	$9.82

Class Y
Net assets applicable to outstanding shares	$23,121,672	$11,217,106	$12,392,747	$39,175,590

Shares of beneficial interest outstanding	2,430,781	1,147,519	1,266,907	3,988,801

Net asset value per share outstanding	$9.51	$9.78	$9.78	$9.82

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Investment Income
Interest income	$11,256,953	$11,415,570	$11,291,253	$913,532
Dividends	—	—	—	498
Dividends from affiliated securities	—	—	—	161,230
Other income	186,798	46,134	5,418	—

Total investment income	11,443,751	11,461,704	11,296,671	1,075,260

Operating Expenses
Advisory fees	1,352,275	1,346,860	1,412,898	122,954
12b-1 distribution and servicing plan
Class A	128,770	89,859	392,256	534
Class C	80,399	77,776	4,430	2,003
Administrator fees	234,817	204,184	449,980	51,292
Custody fees	169,936	151,970	343,146	54,940
Professional fees	84,614	87,154	120,714	44,240
Transfer agent fees	32,759	57,881	73,714	26,502
Directors’ fees	70,603	62,775	116,253	29,563
Registration fees	76,471	59,708	168,080	59,043
Printing and mailing expenses	51,695	41,969	72,259	12,879
Interest expense	—	—	322	25
Other operating expenses	42,270	35,469	73,983	12,267

Total operating expenses	2,324,609	2,215,605	3,228,035	416,242
Reimbursement of expenses
Class A	(158,427)	(66,401)	(461,180)	(6,248)
Class C	(31,185)	(19,931)	(9,305)	(6,105)
Class I	(64,781)	(40,624)	(7,254)	(92,656)
Class Y	(386,868)	(214,990)	(738,757)	(139,614)

Net operating expenses	1,683,348	1,873,659	2,011,539	171,619

Net investment income	9,760,403	9,588,045	9,285,132	903,641

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2018

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$(1,646,076)	$1,082,547	$(485,401)	$(21,155)
Net realized gain (loss) on forward foreign currency exchange contracts	(820,659)	(963,704)	—	11,939
Net realized gain (loss) on foreign currency and translation	609,791	826,053	—	(667)
Net realized gain (loss) on futures contracts	—	—	1,893,658	(163,053)
Net realized gain (loss) on swap contracts	—	—	(11,819)	(1,808)
Capital gain distributions received from underlying fund	—	—	—	75,839
Net realized gain (loss) on purchased options	—	(266,936)	(95,458)	(19,770)

Net realized gain (loss)	(1,856,944)	677,960	1,300,980	(118,675)

Net change in unrealized depreciation on investments	(645,939)	(5,741,631)	(5,339,791)	(620,450)
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	(14,990)	(18,833)	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	936,893	1,076,045	—	(25,222)
Net change in unrealized appreciation (depreciation) on foreign currency and translation	86,925	(1,490)	—	—
Change in net unrealized appreciation (depreciation) on affiliates	—	—	—	(197,471)
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(638,459)	70,710
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	14,762	3,338
Net change in unrealized appreciation (depreciation) on purchased option contracts	—	176,828	39,457	18,599

Net change in unrealized appreciation (depreciation)	362,889	(4,509,081)	(5,924,031)	(750,496)

Net realized and unrealized gains (losses) on investments	(1,494,055)	(3,831,121)	(4,623,051)	(869,171)

Net increase in net assets resulting from operations	$8,266,348	$5,756,924	$4,662,081	$34,470

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $27,301, $24,203, $0 and $0, respectively)	$1,415,401	$864,257	$1,867,193	$2,528,895

Total investment income	1,415,401	864,257	1,867,193	2,528,895

Operating Expenses
Advisory fees	172,999	108,895	161,392	202,338
12b-1 distribution and servicing plan
Class A	1,374	686	273	5,895
Class C	2,437	1,084	2,295	1,127
Administrator fees	40,616	33,995	47,112	53,631
Custody fees	55,329	51,018	37,656	40,862
Professional fees	58,805	57,929	43,617	39,761
Transfer agent fees	26,248	19,009	21,113	19,089
Directors’ fees	26,887	25,588	28,582	30,007
Registration fees	63,408	59,930	58,634	61,772
Printing and mailing expenses	9,146	7,706	12,519	13,363
Interest expense	15	—	—	—
Other operating expenses	9,380	8,966	11,581	12,594

Total operating expenses	466,644	374,806	424,774	480,439
Reimbursement of expenses
Class A	(13,877)	(9,210)	(6,011)	(16,671)
Class C	(9,750)	(6,701)	(6,890)	(5,276)
Class I	(124,706)	(91,260)	(92,799)	(80,869)
Class Y	(128,628)	(143,818)	(101,318)	(94,685)

Net operating expenses	189,683	123,817	217,756	282,938

Net investment income	1,225,718	740,440	1,649,437	2,245,957

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2018

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND		BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$298,462	(1)	$(41,973	)(2)	$567,832	$150,989
Net realized gain (loss) on forward foreign currency exchange contracts	(166,348)		231,609		(123,373)	—
Net realized gain (loss) on foreign currency and translation	22,867		(46,616)		(41,657)	—
Net realized gain (loss) on futures contracts	12,675		—		—	—
Net realized gain on swap contracts	64,575		21,491		—	—

Net realized gain (loss)	232,231		164,511		402,802	150,989

Net change in unrealized depreciation on investments	(4,373,296	)(3)	(1,296,546	)(4)	(1,589,302)	(1,764,583)
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	—		—		(735)	(489)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(537,334)		(623,053)		124,681	—
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(20,289)		(15,168)		(7,399)	—
Net change in unrealized appreciation (depreciation) on futures contracts	(38,239)		—		—	—
Net change in unrealized appreciation (depreciation) on swap contracts	53,630		7,670		—	—

Net change in unrealized appreciation (depreciation)	(4,915,528)		(1,927,097)		(1,472,755)	(1,765,072)

Net realized and unrealized gains (losses) on investments	(4,683,297)		(1,762,586)		(1,069,953)	(1,614,083)

Net increase (decrease) in net assets resulting from operations	$(3,457,579)		$(1,022,146)		$579,484	$631,874

(1)	Net of realized foreign capital gains taxes of $1,650.
(2)	Net of realized foreign capital gains taxes of $751.
(3)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(1,594).
(4)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $2,872.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$9,760,403	$8,278,260	$9,588,045	$7,530,510
Net realized gain (loss) on investments	(1,856,944)	(233,299)	677,960	1,210,122
Net change in unrealized appreciation (depreciation) on investments	362,889	7,195,702	(4,509,081)	7,282,710

Net increase in net assets resulting from operations	8,266,348	15,240,663	5,756,924	16,023,342

Dividends to Common Shareholders
Net investment income
Class A	(2,063,485)	(938,252)	(1,756,888)	(998,532)

Class C	(270,057)	(185,364)	(327,000)	(215,973)

Class I	(854,559)	(672,463)	(1,145,985)	(1,381,435)

Class Y	(5,403,280)	(3,901,578)	(5,859,509)	(4,128,774)

Return of Capital
Class A	(279,765)	(539,887)	(100,036)	(128,650)

Class C	(35,709)	(92,940)	(17,976)	(27,208)

Class I	(107,589)	(292,699)	(57,195)	(142,739)

Class Y	(748,240)	(1,654,649)	(321,100)	(507,018)

Total dividends to common shareholders	(9,762,684)	(8,277,832)	(9,585,689)	(7,530,329)

Capital Share Transactions
Net proceeds from sale of shares	112,207,247	148,677,637	121,425,079	80,293,147
Net Asset Value of shares issued to shareholders in payment of distributions declared	8,983,366	6,768,827	6,045,876	3,419,184
Cost of shares redeemed	(62,757,889)	(133,201,507)	(43,918,289)	(39,350,864)

Net increase in net assets resulting from capital stock transactions	58,432,724	22,244,957	83,552,666	44,361,467

Total increase in net assets	56,936,388	29,207,788	79,723,901	52,854,480

Net Assets
Beginning of year	195,850,816	166,643,028	151,775,176	98,920,696

End of year (includes undistributed net investment income of $(113,373), $(1,302,641), $(305,680) and $(1,244,900), respectively)	$252,787,204	$195,850,816	$231,499,077	$151,775,176

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS TOTAL RETURN BOND FUND
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$9,285,132	$4,633,575	$903,641	$758,446
Net realized gain (loss) on investments	1,300,980	1,189,095	(118,675)	(33,874)
Net change in unrealized appreciation (depreciation) on investments	(5,924,031)	172,123	(750,496)	(149,825)

Net increase in net assets resulting from operations	4,662,081	5,994,793	34,470	574,747

Dividends to Common Shareholders
Net investment income
Class A	(3,385,234)	(1,605,272)	(6,279)	(5,751)

Class C	(17,041)	(5,353)	(4,440)	(3,785)

Class I	(6,510)	(11,257)	(392,338)	(357,307)

Class Y	(5,887,689)	(3,057,128)	(573,463)	(433,167)

Net realized gain
Class A	(490,289)	(38,267)	—	—

Class C	(2,454)	(114)	—	—

Class I	(910)	(42)	—	—

Class Y	(776,810)	(63,403)	—	—

Return of Capital
Class A	—	—	(217)	—

Class C	—	—	(153)	—

Class I	—	—	(13,609)	—

Class Y	—	—	(19,524)	—

Total dividends to common shareholders	(10,566,937)	(4,780,836)	(1,010,023)	(800,010)

Capital Share Transactions
Net proceeds from sale of shares	354,038,993	317,789,229	2,983,984	5,001,298
Net Asset Value of shares issued to shareholders in payment of distributions declared	9,474,859	4,101,768	183,911	75,328
Cost of shares redeemed	(250,813,003)	(154,981,250)	(3,661,938)	(503,539)

Net increase (decrease) in net assets resulting from capital stock transactions	112,700,849	166,909,747	(494,043)	4,573,087

Total increase (decrease) in net assets	106,795,993	168,123,704	(1,469,596)	4,347,824

Net Assets
Beginning of year	323,988,207	155,864,503	30,355,833	26,008,009

End of year (includes undistributed net investment income of $(10,364), $(12,296), $(60,031) and $(46,905), respectively)	$430,784,200	$323,988,207	$28,886,237	$30,355,833

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$1,225,718	$448,168	$740,440	$138,071
Net realized gain on investments	232,231	415,231	164,511	211,313
Net change in unrealized appreciation (depreciation) on investments	(4,915,528)	312,882	(1,927,097)	123,019

Net increase (decrease) in net assets from operations	(3,457,579)	1,176,281	(1,022,146)	472,403

Dividends to Common Shareholders
Net investment income
Class A	(29,114)	(10,093)	(13,626)	(9,790)

Class C	(10,947)	(8,789)	(4,519)	(9,013)

Class I	(556,464)	(254,319)	(288,701)	(241,257)

Class Y	(570,211)	(256,813)	(472,975)	(241,252)

Net realized gain
Class A	(17,857)	—	(2,395)	(1,816)

Class C	(6,611)	—	(774)	(1,816)

Class I	(144,527)	—	(18,576)	(43,584)

Class Y	(152,234)	—	(49,187)	(43,584)

Total dividends to common shareholders	(1,487,965)	(530,014)	(850,753)	(592,112)

Capital Share Transactions
Net proceeds from sale of shares	41,179,347	539,240	15,638,704	—
Net Asset Value of shares issued to shareholders in payment of distributions declared	43,749	2,427	224,528	—
Cost of shares redeemed	(498,234)	(255,428)	(811,922)	—

Net increase in net assets resulting from capital stock transactions	40,724,862	286,239	15,051,310	—

Total increase (decrease) in net assets	35,779,318	932,506	13,178,411	(119,709)

Net Assets
Beginning of year	10,835,494	9,902,988	5,340,803	5,460,512

End of year (includes undistributed net investment income of $123,614, $(50,942), $(206,237) and $(44,971), respectively)	$46,614,812	$10,835,494	$18,519,214	$5,340,803

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Operations
Net investment income	$1,649,437	$1,737,828	$2,245,957	$2,048,058
Net realized gain on investments	402,802	1,098,745	150,989	1,008,031
Net change in unrealized appreciation (depreciation) on investments	(1,472,755)	892,695	(1,765,072)	829,782

Net increase in net assets resulting from operations	579,484	3,729,268	631,874	3,885,871

Dividends to Common Shareholders
Net investment income
Class A	(6,439)	(6,644)	(139,147)	(123,272)

Class C	(11,793)	(10,538)	(5,823)	(6,069)

Class I	(775,770)	(829,764)	(944,699)	(1,005,037)

Class Y	(855,423)	(890,882)	(1,156,409)	(913,775)

Net realized gain
Class A	(2,627)	(3,987)	(70,872)	(24,333)

Class C	(5,847)	(7,212)	(3,383)	(1,951)

Class I	(305,536)	(474,176)	(449,823)	(274,369)

Class Y	(336,250)	(517,180)	(446,525)	(253,823)

Total dividends to common shareholders	(2,299,685)	(2,740,383)	(3,216,681)	(2,602,629)

Capital Share Transactions
Net proceeds from sale of shares	3,560,120	1,640,235	29,139,508	7,082,995
Net Asset Value of shares issued to shareholders in payment of distributions declared	116,325	111,913	882,238	428,741
Cost of shares redeemed	(4,970,047)	(172,600)	(3,532,281)	(3,537,611)

Net increase (decrease) in net assets resulting from capital stock transactions	(1,293,602)	1,579,548	26,489,465	3,974,125

Total increase (decrease) in net assets	(3,013,803)	2,568,433	23,904,658	5,257,367

Net Assets
Beginning of year	27,839,576	25,271,143	33,102,619	27,845,252

End of year (includes undistributed net investment income of $(440), $(134,955), $(536) and $(95), respectively)	$24,825,773	$27,839,576	$57,007,277	$33,102,619

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.54		$9.13		$9.60		$10.20		$10.00
Income from investment operations:
Net investment income (2)	0.43		0.43		0.44		0.44		0.30
Net realized and unrealized gain (loss) on investments	(0.06)		0.42		(0.45)		(0.35)		0.08

Total increase (decrease) from investment operations	0.37		0.85		(0.01)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.38)		(0.31)		(0.46)		(0.68)		(0.18)
From net realized gain	–		–		–		(0.01)		–
From return of capital	(0.05)		(0.13)		–		–		–

Total dividends and distributions	(0.43)		(0.44)		(0.46)		(0.69)		(0.18)

Redemption fees	–		–		–		0.00	(3)	–

Net asset value, at end of year	$9.48		$9.54		$9.13		$9.60		$10.20

Total investment return (4)	4.00%		9.47%		(0.04)%		0.95%		3.81	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$53,371		$45,363		$13,980		$5,153		$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26%		1.37%		1.72%		1.74%		2.27	%(6)
Ratio of net expenses to average net assets (7)	0.96	%(10)	0.99	%(8)	1.05	%(9)	1.05	%(9)	1.05	%(6)(9)
Ratio of net investment income to average net assets	4.55%		4.52%		4.74%		4.44%		3.76	%(6)
Portfolio turnover rate	57.74%		47.06%		62.99%		63.17%		49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.
(10)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51		$9.10		$9.57		$10.16		$10.00
Income from investment operations:
Net investment income (2)	0.36		0.37		0.37		0.35		0.24
Net realized and unrealized gain (loss) on investments	(0.06)		0.41		(0.45)		(0.33)		0.07

Total increase (decrease) from investment operations	0.30		0.78		(0.08)		0.02		0.31

Less dividends and distributions:
From net investment income	(0.32)		(0.26)		(0.39)		(0.60)		(0.15)
From net realized gain	–		–		–		(0.01)		–
From return of capital	(0.04)		(0.11)		–		–		–

Total dividends and distributions	(0.36)		(0.37)		(0.39)		(0.61)		(0.15)

Redemption fees	–		–		–		0.00	(3)	–

Net asset value, at end of year	$9.45		$9.51		$9.10		$9.57		$10.16

Total investment return (4)	3.24%		8.68%		(0.81)%		0.30%		3.15	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$8,311		$8,018		$6,803		$5,461		$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.09%		2.24%		2.50%		3.12%		4.97	%(6)
Ratio of net expenses to average net assets (7)	1.70	%(10)	1.71	%(8)	1.80	%(9)	1.80	%(9)	1.80	%(6)(9)
Ratio of net investment income to average net assets	3.80%		3.91%		4.04%		3.60%		3.07	%(6)
Portfolio turnover rate	57.74%		47.06%		62.99%		63.17%		49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.
(10)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.46		0.47	0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.06)		0.40	(0.45)	(0.34)	0.10

Total increase from investment operations	0.40		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.41)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–		–	–	(0.01)	–
From return of capital	(0.05)		(0.14)	–	–	–

Total dividends and distributions	(0.46)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	–		–	–	0.00 (3)	–

Net asset value, at end of year	$9.50		$9.56	$9.15	$9.62	$10.21

Total investment return (4)	4.28%		9.74%	0.25%	1.34%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$18,370		$19,733	$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03%		1.16%	1.29%	1.31%	1.52	%(6)
Ratio of net expenses to average net assets (7)	0.71	%(8)	0.75%	0.75%	0.75%	0.75	%(6)
Ratio of net investment income to average net assets	4.78%		4.90%	5.07%	4.69%	3.72	%(6)
Portfolio turnover rate	57.74%		47.06%	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.56		$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.46		0.47	0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.06)		0.40	(0.45)	(0.33)	0.10

Total increase from investment operations	0.40		0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.41)		(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–		–	–	(0.01)	–
From return of capital	(0.05)		(0.14)	–	–	–

Total dividends and distributions	(0.46)		(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	–		–	–	0.00 (3)	–

Net asset value, at end of year	$9.50		$9.56	$9.15	$9.62	$10.21

Total investment return (4)	4.27%		9.73%	0.22%	1.28%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$172,736		$122,736	$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.01%		1.14%	1.27%	1.25%	1.53	%(6)
Ratio of net expenses to average net assets (7)	0.71	%(8)	0.75%	0.75%	0.75%	0.75	%(6)
Ratio of net investment income to average net assets	4.79%		4.90%	5.08%	4.58%	3.80	%(6)
Portfolio turnover rate	57.74%		47.06%	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51	$8.80	$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.49	0.55	0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.19)	0.71	(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	0.30	1.26	(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.47)	(0.50)	(0.61)	(0.78)	(0.28)
From net realized gain	–	–	–	(0.13)	–
From return of capital	(0.02)	(0.05)	–	–	–

Total dividends and distributions	(0.49)	(0.55)	(0.61)	(0.91)	(0.28)

Redemption fees	–	–	–	0.00 (3)	–

Net asset value, at end of year	$9.32	$9.51	$8.80	$9.51	$10.45

Total investment return (4)	3.24%	14.61%	(0.84)%	(0.11)%	7.30	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$60,507	$26,904	$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.38%	1.56%	1.90%	1.98%	3.95	%(6)
Ratio of net expenses to average net assets (7)	1.20%	1.20%	1.20%	1.20%	1.20	%(6)
Ratio of net investment income to average net assets	5.17%	5.83%	6.28%	5.46%	4.88	%(6)
Portfolio turnover rate	52.29%	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.50	$8.79	$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.42	0.48	0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.19)	0.71	(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	0.23	1.19	(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.40)	(0.43)	(0.55)	(0.71)	(0.22)
From net realized gain	–	–	–	(0.13)	–
From return of capital	(0.02)	(0.05)	–	–	–

Total dividends and distributions	(0.42)	(0.48)	(0.55)	(0.84)	(0.22)

Redemption fees	–	–	–	0.00 (3)	–

Net asset value, at end of year	$9.31	$9.50	$8.79	$9.50	$10.45

Total investment return (4)	2.47%	13.75%	(1.59)%	(0.93)%	6.75	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$8,842	$6,628	$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.21%	2.39%	2.91%	4.09%	10.50	%(6)
Ratio of net expenses to average net assets (7)	1.95%	1.95%	1.95%	1.95%	1.95	%(6)
Ratio of net investment income to average net assets	4.44%	5.12%	5.50%	4.79%	4.39	%(6)
Portfolio turnover rate	52.29%	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.50	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.51	0.58	0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.18)	0.70	(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	0.33	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.49)	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–	–	–	(0.13)	–
From return of capital	(0.02)	(0.06)	–	–	–

Total dividends and distributions	(0.51)	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	–	–	–	0.00 (3)	–

Net asset value, at end of year	$9.32	$9.50	$8.80	$9.51	$10.46

Total investment return (4)	3.49%	14.90%	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$21,788	$22,228	$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.13%	1.27%	1.54%	1.58%	1.83	%(6)
Ratio of net expenses to average net assets (7)	0.95%	0.95%	0.95%	0.95%	0.95	%(6)
Ratio of net investment income to average net assets	5.45%	6.22%	6.54%	5.69%	5.02	%(6)
Portfolio turnover rate	52.29%	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.50	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.51	0.57	0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.19)	0.71	(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	0.32	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.49)	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–	–	–	(0.13)	–
From return of capital	(0.02)	(0.06)	–	–	–

Total dividends and distributions	(0.51)	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	–	–	–	0.00 (3)	–

Net asset value, at end of year	$9.31	$9.50	$8.80	$9.51	$10.46

Total investment return (4)	3.48%	14.90%	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$140,362	$96,014	$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.14%	1.28%	1.55%	1.58%	1.84	%(6)
Ratio of net expenses to average net assets (7)	0.95%	0.95%	0.95%	0.95%	0.95	%(6)
Ratio of net investment income to average net assets	5.43%	6.14%	6.56%	5.67%	5.04	%(6)
Portfolio turnover rate	52.29%	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (2)	0.21	0.17		0.15
Net realized and unrealized gain (loss) on investments	(0.10)	0.03		(0.03	)(3)

Total increase from investment operations	0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.21)	(0.17)		(0.14)
From net realized gain	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.24)	(0.17)		(0.14)

Net asset value, at end of year	$9.88	$10.01		$9.98

Total investment return (5)	1.10%	2.12%		1.17	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.94%	1.06%		1.18	%(7)
Ratio of net expenses to average net assets (8)	0.65%	0.65%		0.65	%(7)
Ratio of net investment income to average net assets	2.15%	1.72%		1.51	%(7)
Portfolio turnover rate	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.19	0.19		0.07
Net realized and unrealized gain (loss) on investments	(0.11)	0.05		(0.03	)(3)

Total increase from investment operations	0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.19)	(0.20)		(0.07)
From net realized gain	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.22)	(0.20)		(0.07)

Net asset value, at end of year	$9.87	$10.01		$9.97

Total investment return (5)	0.84%	2.41%		0.39	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.95%	3.09	%(8)	5.44	%(7)(9)
Ratio of net expenses to average net assets (10)	0.90%	0.40	%(8)	1.40	%(7)(9)
Ratio of net investment income to average net assets	1.92%	1.94	%(8)	0.71	%(7)(9)
Portfolio turnover rate	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(9)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(10)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.24	0.18		0.16
Net realized and unrealized gain (loss) on investments	(0.10)	0.06		(0.03	)(3)

Total increase from investment operations	0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.24)	(0.20)		(0.16)
From net realized gain (4)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.88	$10.01		$9.97

Total investment return (5)	1.39%	2.44%		1.35	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.07%	1.67%		0.96	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%		0.44	%(7)
Ratio of net investment income to average net assets	2.39%	1.84%		1.67	%(7)
Portfolio turnover rate	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.24	0.20		0.17
Net realized and unrealized gain (loss) on investments	(0.11)	0.04		(0.04	)(3)

Total increase from investment operations	0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.24)	(0.20)		(0.16)
From net realized gain	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.87	$10.01		$9.97

Total investment return (5)	1.35%	2.38%		1.36	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.70%	0.82%		0.87	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%		0.41	%(7)
Ratio of net investment income to average net assets	2.39%	1.97%		1.73	%(7)
Portfolio turnover rate	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.27	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.28)	(0.09)	0.20

Total increase (decrease) from investment operations	(0.01)	0.16	0.45

Less dividends and distributions:
From net investment income	(0.29)	(0.26)	(0.25)
From net realized gain	—	—	(0.02)
From return of capital	(0.01)	—	—

Total dividends and distributions	(0.30)	(0.26)	(0.27)

Net asset value, at end of year	$9.77	$10.08	$10.18

Total investment return (3)	(0.12)%	1.65%	4.63	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$207	$218	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.72%	3.52%	5.60	%(5)
Ratio of net expenses to average net assets (6)(7)	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets	2.70%	2.49%	2.52	%(5)
Portfolio turnover rate	172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.27)	(0.08)	0.21

Total increase (decrease) from investment operations	(0.08)	0.09	0.38

Less dividends and distributions:
From net investment income	(0.22)	(0.19)	(0.18)
From net realized gain	—	—	(0.02)
From return of capital	(0.01)	—	—

Total dividends and distributions	(0.23)	(0.19)	(0.20)

Net asset value, at end of year	$9.77	$10.08	$10.18

Total investment return (3)	(0.87)%	0.89%	3.87	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$196	$202	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.60%	4.41%	6.38	%(5)
Ratio of net expenses to average net assets (6)(7)	1.55%	1.55%	1.55	%(5)
Ratio of net investment income to average net assets	1.95%	1.74%	1.77	%(5)
Portfolio turnover rate	172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.29	0.28	0.27
Net realized and unrealized gain (loss) on investments	(0.27)	(0.09)	0.20

Total increase from investment operations	0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.32)	(0.29)	(0.27)
From net realized gain	—	—	(0.02)
From return of capital	(0.01)	—	—

Total dividends and distributions	(0.33)	(0.29)	(0.29)

Net asset value, at end of year	$9.77	$10.08	$10.18

Total investment return (3)	0.13%	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,070	$12,457	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.30%	1.36%	1.37	%(5)
Ratio of net expenses to average net assets (6)(7)	0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	2.94%	2.74%	2.77	%(5)
Portfolio turnover rate	172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.29	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.27)	(0.08)	0.20

Total increase from investment operations	0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.32)	(0.29)	(0.27)
From net realized gain	—	—	(0.02)
From return of capital	(0.01)	—	—

Total dividends and distributions	(0.33)	(0.29)	(0.29)

Net asset value, at end of year	$9.77	$10.08	$10.18

Total investment return (3)	0.13%	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$16,414	$17,478	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.33%	1.36%	1.36	%(5)
Ratio of net expenses to average net assets (6)(7)	0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	2.95%	2.72%	2.77	%(5)
Portfolio turnover rate	172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.45		0.42		0.43
Net realized and unrealized gain (loss) on investments	(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.55)		(0.50)		(0.34)
From net realized gain	(0.30)		–		(0.00	)(3)

Total dividends and distributions	(0.85)		(0.50)		(0.34)

Net asset value, at end of year	$9.51		$10.55		$9.90

Total investment return (4)	(2.21)%		11.94%		2.62	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.63%		5.77%		6.82	%(6)
Ratio of net expenses to average net assets (7)	1.11	%(8)	1.15	%(8)	1.16	%(6)
Ratio of net investment income to average net assets	4.33%		4.17%		6.52	%(6)
Portfolio turnover rate	51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.48		0.35		0.38
Net realized and unrealized gain (loss) on investments	(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.48)		(0.43)		(0.29)
From net realized gain	(0.30)		–		(0.00	)(3)

Total dividends and distributions	(0.78)		(0.43)		(0.29)

Net asset value, at end of year	$9.51		$10.55		$9.90

Total investment return (4)	(2.90)%		11.11%		2.10	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.85%		6.47%		7.57	%(6)
Ratio of net expenses to average net assets (7)	1.85	%(8)	1.89	%(8)	1.90	%(6)
Ratio of net investment income to average net assets	4.63%		3.44%		5.79	%(6)
Portfolio turnover rate	51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.54		0.45		0.45
Net realized and unrealized gain (loss) on investments	(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.58)		(0.53)		(0.36)
From net realized gain	(0.30)		–		(0.00	)(3)

Total dividends and distributions	(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$9.51		$10.55		$9.90

Total investment return (4)	(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.94%		2.76%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	5.31%		4.42%		6.77	%(6)
Portfolio turnover rate	51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

B arings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.55		0.45		0.45
Net realized and unrealized gain (loss) on investments	(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.58)		(0.53)		(0.36)
From net realized gain	(0.30)		–		(0.00	)(3)

Total dividends and distributions	(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$9.51		$10.55		$9.90

Total investment return (4)	(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.95%		2.77%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	5.38%		4.43%		6.77	%(6)
Portfolio turnover rate	51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.43		0.25		0.50
Net realized and unrealized gain (loss) on investments	(0.72)		0.67		0.73

Total increase (decrease) from investment operations	(0.29)		0.92		1.23

Less dividends and distributions:
From net investment income	(0.53)		(0.98)		(0.31)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.61)		(1.16)		(0.31)

Net asset value, at end of year	$9.78		$10.68		$10.92

Total investment return (3)	(3.16)%		9.57%		12.58	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$283		$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.45%		8.41%		8.55	%(5)
Ratio of net expenses to average net assets (6)	1.09	%(7)	1.06	%(7)	1.08	%(5)
Ratio of net investment income to average net assets	3.95%		2.41%		8.82	%(5)
Portfolio turnover rate	55.87%		67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.43		0.18		0.46
Net realized and unrealized gain (loss) on investments	(0.81)		0.66		0.73

Total increase (decrease) from investment operations	(0.38)		0.84		1.19

Less dividends and distributions:
From net investment income	(0.45)		(0.90)		(0.27)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.53)		(1.08)		(0.27)

Net asset value, at end of year	$9.77		$10.68		$10.92

Total investment return (3)	(3.88)%		8.77%		12.13	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$98		$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.00%		9.17%		9.30	%(5)
Ratio of net expenses to average net assets (6)	1.82	%(7)	1.80	%(7)	1.81	%(5)
Ratio of net investment income to average net assets	4.01%		1.67%		8.09	%(5)
Portfolio turnover rate	55.87%		67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.56		0.28		0.52
Net realized and unrealized gain (loss) on investments	(0.83)		0.67		0.73

Total increase (decrease) from investment operations	(0.27)		0.95		1.25

Less dividends and distributions:
From net investment income	(0.56)		(1.01)		(0.33)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.64)		(1.19)		(0.33)

Net asset value, at end of year	$9.77		$10.68		$10.92

Total investment return (3)	(2.94)%		9.84%		12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,921		$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.56%		4.32%		4.03	%(5)
Ratio of net expenses to average net assets (6)	0.84	%(7)	0.81	%(7)	0.84	%(5)
Ratio of net investment income to average net assets	5.13%		2.65%		9.07	%(5)
Portfolio turnover rate	55.87%		67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.68		$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.56		0.28		0.52
Net realized and unrealized gain (loss) on investments	(0.82)		0.67		0.73

Total increase (decrease) from investment operations	(0.26)		0.95		1.25

Less dividends and distributions:
From net investment income	(0.56)		(1.01)		(0.33)
From net realized gain	(0.08)		(0.18)		–

Total dividends and distributions	(0.64)		(1.19)		(0.33)

Net asset value, at end of year	$9.78		$10.68		$10.92

Total investment return (3)	(2.93)%		9.84%		12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$11,217		$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.47%		4.32%		4.03	%(5)
Ratio of net expenses to average net assets (6)	0.84	%(7)	0.81	%(7)	0.84	%(5)
Ratio of net investment income to average net assets	5.13%		2.65%		9.07	%(5)
Portfolio turnover rate	55.87%		67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.60	0.64	0.38
Net realized and unrealized gain (loss) on investments	(0.41)	0.77	0.05

Total increase from investment operations	0.19	1.41	0.43

Less dividends and distributions:
From net investment income	(0.60)	(0.64)	(0.38)
From net realized gain	(0.25)	(0.38)	–

Total dividends and distributions	(0.85)	(1.02)	(0.38)

Net asset value, at end of year	$9.78	$10.44	$10.05

Total investment return (3)	1.79%	14.61%	4.45	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$106	$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.55%	6.27%	7.14	%(5)
Ratio of net expenses to average net assets (6)	1.05%	1.05%	1.04	%(5)
Ratio of net investment income to average net assets	5.89%	6.20%	5.83	%(5)
Portfolio turnover rate	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

B arings Global High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.52	0.56	0.33
Net realized and unrealized gain (loss) on investments	(0.41)	0.77	0.05

Total increase from investment operations	0.11	1.33	0.38

Less dividends and distributions:
From net investment income	(0.52)	(0.56)	(0.33)
From net realized gain	(0.25)	(0.38)	–

Total dividends and distributions	(0.77)	(0.94)	(0.33)

Net asset value, at end of year	$9.78	$10.44	$10.05

Total investment return (3)	1.04%	13.75%	3.94	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$197	$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.80%	4.94%	7.89	%(5)
Ratio of net expenses to average net assets (6)	1.80%	1.80%	1.78	%(5)
Ratio of net investment income to average net assets	5.14%	5.40%	5.09	%(5)
Portfolio turnover rate	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

B arings Global High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.41)	0.77	0.05

Total increase from investment operations	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.63)	(0.67)	(0.39)
From net realized gain	(0.25)	(0.38)	–

Total dividends and distributions	(0.88)	(1.05)	(0.39)

Net asset value, at end of year	$9.78	$10.44	$10.05

Total investment return (3)	2.05%	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,130	$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.53%	1.53%	1.51	%(5)
Ratio of net expenses to average net assets (6)	0.80%	0.80%	0.79	%(5)
Ratio of net investment income to average net assets	6.14%	6.46%	6.08	%(5)
Portfolio turnover rate	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.41)	0.77	0.05

Total increase from investment operations	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.63)	(0.67)	(0.39)
From net realized gain	(0.25)	(0.38)	–

Total dividends and distributions	(0.88)	(1.05)	(0.39)

Net asset value, at end of year	$9.78	$10.44	$10.05

Total investment return (3)	2.05%	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,393	$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.53%	1.53%	1.51	%(5)
Ratio of net expenses to average net assets (6)	0.80%	0.80%	0.79	%(5)
Ratio of net investment income to average net assets	6.14%	6.45%	6.08	%(5)
Portfolio turnover rate	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.61	0.65	0.39
Net realized and unrealized gain (loss) on investments	(0.47)	0.65	0.13

Total increase from investment operations	0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.61)	(0.66)	(0.38)
From net realized gain	(0.30)	(0.19)	–

Total dividends and distributions	(0.91)	(0.85)	(0.38)

Net asset value, at end of year	$9.82	$10.59	$10.14

Total investment return (3)	1.32%	13.13%	5.36	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.71%	1.82%	5.47	%(5)
Ratio of net expenses to average net assets (6)	1.00%	1.00%	0.99	%(5)
Ratio of net investment income to average net assets	5.92%	6.21%	5.93	%(5)
Portfolio turnover rate	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

B arings U.S. High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.53	0.58	0.33
Net realized and unrealized gain (loss) on investments	(0.47)	0.64	0.14

Total increase from investment operations	0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.53)	(0.58)	(0.33)
From net realized gain	(0.30)	(0.19)	–

Total dividends and distributions	(0.83)	(0.77)	(0.33)

Net asset value, at end of year	$9.82	$10.59	$10.14

Total investment return (3)	0.61%	12.24%	4.85	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.43%	6.18%	7.30	%(5)
Ratio of net expenses to average net assets (6)	1.75%	1.75%	1.73	%(5)
Ratio of net investment income to average net assets	5.17%	5.50%	5.08	%(5)
Portfolio turnover rate	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

B arings U.S. High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.63	0.68	0.40
Net realized and unrealized gain (loss) on investments	(0.47)	0.64	0.13

Total increase from investment operations	0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.63)	(0.68)	(0.39)
From net realized gain	(0.30)	(0.19)	–

Total dividends and distributions	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$9.82	$10.59	$10.14

Total investment return (3)	1.61%	13.36%	5.53	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28%	1.36%	1.38	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	6.16%	6.50%	6.11	%(5)
Portfolio turnover rate	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

B arings U.S. High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.62	0.68	0.39
Net realized and unrealized gain (loss) on investments	(0.45)	0.63	0.14

Total increase from investment operations	0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.63)	(0.68)	(0.39)
From net realized gain	(0.30)	(0.19)	–

Total dividends and distributions	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$9.82	$10.58	$10.14

Total investment return (3)	1.61%	13.35%	5.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.25%	1.36%	1.42	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	6.09%	6.50%	6.06	%(5)
Portfolio turnover rate	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

			SHARES	COST	FAIR VALUE
Equities — 0.8%*:

Common Stocks — 0.7%*:

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.+¤			469	$—	$—
Tunstall Group Holdings Ltd.+¤			310	—	—

Total Healthcare, Education and Childcare			779	—	—

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤			2,007	—	—

Oil and Gas — 0.7%*:
Fieldwood Energy LLC			6,469	226,415	317,389
Fieldwood Energy LLC			26,365	568,599	1,324,841
Sabine Oil & Gas LLC¤			387	22,597	19,350
Sabine Oil & Gas LLC Warrants¤			1,230	5,523	7,380
Sabine Oil & Gas LLC Warrants¤			219	596	1,095
Southcross Energy Holdings LP¤			22	—	—
Southcross Energy Partners LP			22	5,500	4,895
Templar Energy LLC¤			8,762	50,647	7,010
Templar Energy LLC¤			6,069	60,686	39,446

Total Oil and Gas			49,545	940,563	1,721,406

Total Common Stocks			52,331	940,563	1,721,406

Preferred Stock — 0.1%*:

Farming and Agriculture — 0.1%*:
Pinnacle Agriculture Holdings A 2¤			259,648	173,407	238,876

Total Equities			311,979	1,113,970	1,960,282

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.9%*:

Bank Loans — 84.9%*§:

Aerospace and Defense — 0.2%*:
Doncasters Finance US LLC, 3M LIBOR + 3.500%	5.83%	4/9/2020	446,565	434,571	430,796

Automobile — 0.6%*:
DexKo Global, Inc., 2M LIBOR + 3.500%	5.59	7/24/2024	309,073	311,509	309,268
NN, Inc., 1M LIBOR + 3.750%	5.84	10/19/2022	1,334,566	1,337,952	1,331,229

Total Automobile			1,643,639	1,649,461	1,640,497

Beverage, Food and Tobacco — 3.4%*:
Amphora Finance Ltd., 3M LIBOR + 4.750%+	5.42	5/29/2025	500,000	660,382	655,131
CTI Foods Holding Co. LLC, 1M LIBOR + 3.500%	5.60	6/29/2020	1,371,857	1,366,810	1,177,506
Deoleo, S.A., EURIBOR + 3.500%+	4.50	6/11/2021	500,000	589,199	435,981

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Beverage, Food and Tobacco (Continued)
IRB Holding Corp., 1M LIBOR + 3.250%	5.27%	2/5/2025	1,871,169	$1,885,756	$1,872,722
JBS USA, LLC, 3M LIBOR + 2.500%	4.83	10/30/2022	1,933,563	1,928,470	1,917,128
Labeyrie Fine Foods SAS, EURIBOR + 4.250%+	4.25	5/23/2023	500,000	553,676	583,690
Refresco Group B.V., EURIBOR + 3.250%+	3.25	3/28/2025	500,000	584,887	575,994
Refresco Group B.V., EURIBOR + 3.250%+	5.59	3/28/2025	159,042	158,272	158,843
Sigma Bidco B.V., EURIBOR + 3.500%+	3.50	3/6/2025	1,000,000	1,146,191	1,142,984

Total Beverage, Food and Tobacco			8,335,631	8,873,643	8,519,979

Broadcasting and Entertainment — 3.9%*:
All3Media International, 6M LIBOR + 4.250%+	5.25	6/30/2021	1,500,000	2,305,013	1,972,202
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00	8/13/2021	524,065	638,462	612,309
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.06	8/13/2021	2,083,840	2,041,515	2,079,068
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.31	8/13/2022	182,721	162,803	182,415
DLG Acquisitions Ltd., EURIBOR + 7.250%+	8.25	6/30/2022	500,000	673,427	584,630
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%+	4.50	5/30/2025	500,000	566,989	572,222
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%+	7.50	10/31/2025	500,000	536,406	538,648
Intelsat Jackson Holdings S.A., 3M LIBOR + 3.750%	5.85	11/27/2023	750,000	747,782	747,533
Technicolor S.A., EURIBOR + 3.000%+	3.00	12/6/2023	500,000	538,572	549,158
Univision Communications, Inc., 1M LIBOR + 2.750%	4.84	3/15/2024	1,991,867	1,973,028	1,922,989

Total Broadcasting and Entertainment			9,032,493	10,183,997	9,761,174

Buildings and Real Estate — 1.9%*:
Core & Main L.P., 6M LIBOR + 3.000%	5.25	8/1/2024	1,492,500	1,503,681	1,490,634
Quikrete Holdings, Inc., 1M LIBOR + 2.750%	4.84	11/15/2023	1,451,381	1,451,511	1,443,515
SRS Distribution Inc., 3M LIBOR + 3.250%	5.58	5/23/2025	1,953,395	1,947,294	1,922,473

Total Buildings and Real Estate			4,897,276	4,902,486	4,856,622

Cargo Transport — 0.2%*:
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	5.09	7/31/2022	449,923	451,784	448,798

Total Cargo Transport			449,923	451,784	448,798

Chemicals, Plastics and Rubber — 5.7%*:
Albaugh LLC, 1M LIBOR + 3.500%	5.59	12/23/2024	698,222	702,529	700,408
Allnex (Luxembourg) & Cy S.C.A., EURIBOR + 3.250%+	3.25	9/13/2023	687,745	778,537	789,383
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%	5.57	9/13/2023	420,252	418,682	418,151
Allnex USA, Inc., 3M LIBOR + 3.250%	5.57	9/13/2023	316,614	315,431	315,031

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Alpha 3 B.V., 3M LIBOR + 3.000%	5.33%	1/31/2024	1,576,791	$1,586,382	$1,567,598
Archroma Finance Sarl, EURIBOR + 4.000%+	4.00	8/11/2024	1,000,000	1,152,060	1,153,202
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	7.34	4/5/2024	292,338	291,139	284,787
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75	9/7/2021	22,342	26,354	24,982
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	5.03	9/7/2021	307,327	362,517	343,643
Diversey, EURIBOR + 3.2500%	3.25	9/6/2024	497,500	587,920	569,117
Flint Group GmbH, LIBOR + 3.000%+	3.75	9/7/2021	264,212	311,660	295,433
Flint Group GmbH, 3M LIBOR + 3.000%+	5.36	9/7/2021	88,273	87,865	81,211
Flint Group US LLC, 3M LIBOR + 3.000%+	5.36	9/7/2021	533,976	531,514	491,258
GrafTech Finance, Inc., 3M LIBOR + 3.500%	5.84	2/12/2025	1,931,365	1,927,052	1,918,097
Ineos US Finance LLC, EURIBOR + 2.000%+	2.50	3/31/2024	498,747	590,991	575,366
MacDermid, Inc., EURIBOR + 2.500%	3.25	6/7/2020	412,929	485,509	481,317
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	1,000,000	1,132,039	1,146,394
Pinnacle Operating Corp., 1M LIBOR + 7.250%	9.34	11/15/2021	715,986	676,449	657,812
Solenis International, LP, 3M LIBOR + 4.000%	6.34	6/16/2025	641,354	634,940	639,333
Solenis International, LP, 3M LIBOR + 8.500%	10.68	6/1/2026	376,263	364,982	369,208
Tronox Blocked Borrower LLC, 3M LIBOR + 3.000%	5.09	9/22/2024	480,423	478,269	479,943
Tronox Finance LLC, 3M LIBOR + 3.000%	5.09	9/22/2024	1,108,669	1,103,699	1,107,561

Total Chemicals, Plastics and Rubber			13,871,328	14,546,520	14,409,235

Containers, Packaging and Glass — 2.9%*:
Albea Beauty Holdings S.A, EURIBOR + 4.000%+	5.44	4/22/2024	620,735	619,986	616,856
BWAY Holding Co., 1M LIBOR + 3.250%	5.59	4/3/2024	1,485,000	1,478,799	1,475,956
Coveris Holdings S.A., EURIBOR + 4.000%	6.50	6/29/2022	595,325	694,027	694,226
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.31	12/29/2023	1,583,940	1,599,667	1,575,767
Horizon Holdings III S.A.S., EURIBOR + 2.750%+	2.75	10/29/2022	1,390,909	1,661,893	1,588,666
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%	5.61	11/18/2023	738,750	741,628	733,904
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	10.58	11/18/2024	750,000	741,006	757,035

Total Containers, Packaging and Glass			7,164,659	7,537,006	7,442,410

Diversified/Conglomerate Manufacturing — 2.3%*:
LTI Holdings, Inc., 1M LIBOR + 4.750%	6.85	5/16/2024	815,670	808,477	813,631
Misys Europe SA, EURIBOR + 3.250%+	4.25	6/13/2024	496,250	538,123	574,630
PCF GmbH, EURIBOR + 3.250%+	4.00	8/1/2024	500,000	525,197	584,507
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.99	4/26/2024	589,151	586,690	585,469

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing (Continued)
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.34%	7/10/2020	942,485	$915,586	$841,168
Wilsonart LLC, 3M LIBOR + 3.250%	5.59	12/19/2023	606,400	606,960	604,581
Xella International GmbH, EURIBOR + 3.500%+	3.50	4/11/2024	1,500,000	1,830,487	1,737,476

Total Diversified/Conglomerate Manufacturing			5,449,956	5,811,520	5,741,462

Diversified/Conglomerate Service — 9.5%*:
Almonde, Inc., 3M LIBOR + 3.500%+	5.81	6/13/2024	555,719	553,355	545,377
Almonde, Inc., 3M LIBOR + 7.250%+	9.56	6/13/2025	752,587	765,739	723,658
EAB Global, Inc., LIBOR + 3.750%	6.25	11/15/2024	755,206	751,757	742,934
GTCR Valor Cos., Inc., 3M LIBOR + 3.250%	5.58	6/16/2023	451,649	450,687	450,294
Hyland Software, Inc., 1M LIBOR + 3.250%	5.34	7/1/2022	989,975	998,110	991,004
I-Logic Technologies Bidco Ltd., 1M LIBOR + 4.000%	6.09	12/23/2024	1,490,233	1,488,405	1,486,507
Infor (US), Inc., EURIBOR + 2.250%	3.25	2/1/2022	495,013	587,001	573,948
Infor (US), Inc., 3M LIBOR + 2.750%	4.84	2/1/2022	1,481,250	1,482,145	1,472,733
Informatica LLC, 1M LIBOR + 3.250%	5.34	8/5/2022	1,395,889	1,399,298	1,396,643
Kronos, Inc., 3M LIBOR + 3.500%	5.36	11/1/2023	1,591,043	1,594,645	1,586,779
MH Sub I LLC, 3M LIBOR + 3.750%	5.84	9/13/2024	2,066,882	2,067,067	2,064,877
Project Leopard Holdings, Inc., 1M LIBOR + 4.000%	6.09	7/7/2023	1,499,069	1,506,887	1,497,196
Red Ventures LLC, 1M LIBOR + 4.000%	6.09	11/8/2024	2,014,347	2,023,810	2,022,324
TierPoint LLC, 1M LIBOR + 3.750%	5.85	5/6/2024	265,171	264,061	257,383
TMF Group Holding B.V., EURIBOR + 3.250%+	3.25	11/30/2024	1,000,000	1,176,503	1,148,099
Travelport Finance (Luxembourg) S.a.r.l., 3M LIBOR + 2.500%	4.83	3/17/2025	1,917,646	1,910,507	1,909,017
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/20/2022	1,200,000	1,357,165	1,370,880
Vertafore, Inc., 1M LIBOR + 3.250%	5.59	5/30/2025	1,000,000	995,000	993,130
Vertafore, Inc., 1M LIBOR + 7.250%	9.59	5/30/2026	1,000,000	990,000	991,250
VF Holding Corp., 1M LIBOR + 3.250%	5.34	6/30/2023	1,719,991	1,723,652	1,708,381

Total Diversified/Conglomerate Service			23,641,670	24,085,794	23,932,414

Ecological — 0.5%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.33	5/31/2022	390,426	388,486	381,317
Emerald US, Inc., 3M LIBOR + 4.000%	6.33	5/9/2021	594,978	564,704	593,490
PHS Group Ltd., 1M LIBOR + 5.250%+	7.35	12/20/2021	264,450	326,992	348,572

Total Ecological			1,249,854	1,280,182	1,323,379

Electronics — 3.6%*:
EXC Holdings III Corp., 3M LIBOR + 3.500%	5.83	12/2/2024	494,328	499,703	494,021
ION Trading Technologies S.a.r.l., EURIBOR + 2.750%	3.75	11/21/2024	497,500	584,689	572,510
ION Trading Technologies S.a.r.l., EURIBOR + 3.250%	4.25	11/30/2024	400,000	458,356	458,945

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics (Continued)
ION Trading Technologies S.a.r.l., 1M LIBOR + 4.000%	6.34%	11/21/2024	725,993	$707,843	$718,733
Omnitracs, Inc., 1M LIBOR + 2.750%	5.09	3/16/2025	1,528,827	1,522,551	1,508,769
RP Crown Parent LLC, 1M LIBOR + 3.000%	4.84	10/12/2023	1,751,341	1,747,565	1,736,017
Veritas Bermuda Ltd., EURIBOR + 4.500%	5.50	1/27/2023	790,000	880,772	839,532
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.65	1/27/2023	1,283,750	1,279,777	1,173,348
Wall Street Systems Delaware, Inc., EURIBOR + 3.000%	4.00	11/21/2024	497,500	584,689	581,887
Wall Street Systems Delaware, Inc., 1M LIBOR + 3.000%	5.09	11/21/2024	1,156,963	1,156,963	1,139,608

Total Electronics			9,126,202	9,422,908	9,223,370

Farming and Agriculture — 0.6%*:
Dole Food Co. Inc., 1M LIBOR + 2.750%	4.83	4/6/2024	1,448,934	1,455,985	1,440,400

Finance — 3.0%*:
Edelman Financial Group, The, 3M LIBOR + 3.250%	5.59	6/25/2025	653,967	650,698	652,744
Edelman Financial Group, The, 3M LIBOR + 6.750%	9.09	6/8/2026	337,346	335,659	339,245
Focus Financial Partners LLC, 3M LIBOR + 2.750%	4.84	6/18/2024	1,949,708	1,959,060	1,948,090
NAB Holdings LLC, 3M LIBOR + 3.000%	5.33	6/28/2024	995,000	996,729	988,164
Nets Holding A/S, EURIBOR + 3.250%+	3.25	2/6/2025	440,972	522,706	505,456
NFP Corp., 1M LIBOR + 3.000%	5.09	1/8/2024	1,528,448	1,546,108	1,516,985
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.09	5/1/2024	1,620,829	1,620,392	1,612,724

Total Finance			7,526,270	7,631,352	7,563,408

Healthcare, Education and Childcare — 11.7%*:
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	500,000	575,325	566,383
Amedes Holding AG, EURIBOR + 4.750%+	4.75	8/19/2022	500,000	577,946	578,867
Amneal Pharmaceuticals LLC, 3M LIBOR + 3.500%	5.63	5/4/2025	1,487,267	1,489,168	1,483,087
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	7.49	7/5/2023	1,546,101	1,534,162	1,549,967
Cerba Healthcare S.A.S., EURIBOR + 3.000%+	3.00	4/20/2024	1,000,000	1,172,595	1,133,350
CEVA Sante Animale, EURIBOR + 3.000%+	3.00	6/30/2021	1,000,000	1,155,622	1,150,073
Cheplapharm Arzneimittel GmbH, EURIBOR + 4.500%+	4.50	6/30/2025	500,000	575,019	575,141
Domus Vi SA, EURIBOR + 3.250%+	3.25	10/11/2024	500,000	592,175	574,231
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.38	4/29/2024	1,543,736	1,538,983	1,539,876
Greatbatch Ltd., 1M LIBOR + 3.250%	5.30	10/27/2022	1,188,711	1,198,194	1,189,983
Horizon Pharma, Inc., 1M LIBOR + 3.250%	5.38	3/29/2024	967,220	972,700	964,802
Indivior Finance S.a.r.l., 3M LIBOR + 4.500%	6.86	12/18/2022	497,500	495,265	494,391
Jaguar Holding Co. II, 1M LIBOR + 2.500%	4.59	8/18/2022	1,491,192	1,495,432	1,482,439
Kindred Healthcare, Inc., 3M LIBOR + 3.500%	5.88	4/9/2021	1,651,736	1,623,333	1,649,671

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Lifescan Global Corp., 1M LIBOR + 6.0000%	8.34%	5/23/2025	400,000	$388,000	$387,000
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	5.09	9/24/2024	1,089,782	1,089,782	1,066,625
Nidda Healthcare Holding AG, EURIBOR + 3.500%+	3.50	8/21/2024	1,000,000	1,152,060	1,142,132
Nidda Healthcare Holding AG, GBP + 4.500%+	4.51	8/21/2024	500,000	679,950	645,266
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.34	6/30/2025	1,984,616	1,985,600	1,975,943
Press Ganey Holdings, Inc., 1M LIBOR + 2.750%	4.84	10/23/2023	1,231,250	1,237,792	1,228,172
Press Ganey Holdings, Inc., 1M LIBOR + 6.500%	8.59	10/21/2024	369,106	373,143	373,719
Radiology Partners Holdings, LLC, 1M LIBOR + 4.2500%	6.59	6/21/2025	1,387,034	1,373,164	1,373,164
Riemser Pharma GmbH, EURIBOR + 5.500%+	5.50	6/29/2023	500,000	543,452	576,969
Rodenstock GmbH, EURIBOR + 5.250%+	5.25	6/30/2021	1,500,000	1,741,305	1,690,390
Team Health Holdings, Inc., 1M LIBOR + 2.750%	4.84	2/6/2024	1,987,425	1,934,044	1,907,927
Tunstall Group Holdings Ltd., 3M LIBOR + 5.000% (PIK 3.000%) +	8.72	10/16/2020	515,832	817,936	679,919
Valeant Pharmaceuticals International, Inc., 1M LIBOR + 3.000%	4.98	6/1/2025	1,507,610	1,504,690	1,501,489

Total Healthcare, Education and Childcare			28,346,118	29,816,837	29,480,976

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.2%*:
Hayward Industries, Inc., LIBOR + 3.50%	5.59	8/5/2024	992,500	999,174	993,125
Keter Group B.V., EURIBOR + 4.250%+	5.25	10/31/2023	500,000	546,977	568,678
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.75	11/8/2023	1,708,660	1,702,033	1,452,361
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.33	11/8/2024	474,667	468,970	317,434
SIWF Holdings Inc., 1M LIBOR + 4.250%	6.32	3/17/2025	1,486,626	1,491,779	1,492,201
Visual Comfort Generation Brands Holdings, Inc., 1M LIBOR + 8.000%	10.09	2/28/2025	800,000	796,480	802,000

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			5,962,453	6,005,413	5,625,799

Hotels, Motels, Inns and Gaming — 3.5%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	4.84	12/22/2024	1,992,494	1,992,681	1,984,703
Compass IV Ltd., 3M LIBOR + 4.500%+	4.50	4/30/2025	500,000	598,059	581,226
Compass IV Ltd., EURIBOR + 8.000%+	9.00	4/30/2026	500,000	585,977	571,247
Cyan Blue Holdco 3 Ltd., LIBOR - GBP + 4.000%+	4.66	8/23/2024	460,049	595,403	605,730
Financiere Sun S.A.S., EURIBOR + 3.250%+	3.25	3/14/2023	338,983	404,625	392,472
HNVR Holdco Ltd., EURIBOR + 3.250%+	3.25	9/12/2023	492,449	545,137	566,456

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming (Continued)
Stars Group Holdings B.V. (The), 3M LIBOR + 3.500%+	2.34%		7/28/2025	1,500,000	$1,492,500	$1,500,000
Stars Group Holdings B.V. (The), 3M LIBOR + 3.000%+	5.09		4/6/2025	1,496,250	1,492,617	1,493,257
Tackle S.a.r.l., EURIBOR + 3.250%+	3.25		8/8/2022	1,000,000	1,116,850	1,153,039

Total Hotels, Motels, Inns and Gaming				8,280,225	8,823,849	8,848,130

Insurance — 5.1%*:
Alliant Holdings I, Inc., 1M LIBOR + 3.000%	5.05		5/9/2025	1,811,098	1,819,969	1,797,515
AmWINS Group, Inc., 1M LIBOR + 2.750%	4.82		1/25/2024	1,481,203	1,484,252	1,473,590
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.34		10/22/2024	1,795,794	1,807,638	1,785,701
Asurion LLC, 1M LIBOR + 2.750%	4.84		11/3/2023	1,556,089	1,563,408	1,552,198
Genex Holding Inc., 3M LIBOR + 3.250%	5.28		2/14/2025	2,059,888	2,060,372	2,037,579
Hub International Ltd., 2M LIBOR + 3.000%	2.00		4/25/2025	2,000,000	1,995,114	1,986,760
Sedgwick Claims Management Services, Inc., 1M LIBOR + 5.750%	7.89		2/28/2022	743,236	744,722	745,563
York Risk Services Holding Corp., 1M LIBOR + 3.750%	5.84		10/1/2021	1,650,217	1,626,652	1,597,757

Total Insurance				13,097,525	13,102,127	12,976,663

Leisure, Amusement, Entertainment — 4.0%*:
Columbus Capital B.V., EURIBOR + 4.750%+	4.75		6/30/2024	500,000	571,078	575,142
Crown Finance US, Inc., 1M LIBOR + 2.500%	4.59		2/28/2025	997,500	998,717	989,311
Delta 2 (LUX) S.a.r.l., 1M LIBOR + 2.500%+	4.59		2/1/2024	1,394,967	1,399,517	1,374,921
Dorna Sports, S.L., EURIBOR + 3.000%+	3.00		4/12/2024	500,000	540,275	574,826
International Park Holdings B.V., EURIBOR + 3.500%+	3.50		6/13/2024	500,000	580,850	579,001
Metro-Goldwyn-Mayer Inc., 3M LIBOR + 2.340%	2.34		6/26/2026	2,000,000	1,980,000	1,980,000
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.09		3/31/2024	2,072,785	2,062,384	2,055,394
William Morris Endeavor Entertainment, LLC, 2M LIBOR + 2.750%	4.93		5/10/2025	1,924,382	1,919,076	1,907,543

Total Leisure, Amusement, Entertainment				9,889,634	10,051,897	10,036,138

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.1%*:
Alison Bidco S.a.r.l., 1M LIBOR + 4.500%+	6.86		8/29/2021	286,110	284,812	280,388
Apex Tool Group LLC, 1M LIBOR + 3.750%	5.84		2/1/2022	1,711,921	1,708,848	1,710,312
Gardner Denver, Inc., 3M LIBOR + 2.750%	4.84		7/30/2024	1,256,745	1,253,996	1,256,280
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.09		3/28/2025	1,995,900	1,993,617	1,963,227

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				5,250,676	5,241,273	5,210,207

Mining, Steel, Iron and Non-Precious Metals — 2.8%*:
Big River Steel LLC, 3M LIBOR + 5.000%	7.33		8/23/2023	1,126,808	1,136,480	1,140,195
Boomerang Tube LLC¤††	15.00	***	2/1/2019	32,825	32,858	32,825

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Boomerang Tube LLC, 1M LIBOR + 15.000%¤††	17.09%		2/1/2019	121,563	121,563	$121,563
Boomerang Tube LLC, 1M LIBOR + 17.500%¤††	19.59		2/1/2021	105,223	$105,223	5,261
Boomerang Tube LLC¤††	20.00	***	2/1/2019	46,501	45,368	46,501
Coronado Coal LLC, LIBOR + 6.500%	8.83		3/14/2025	809,187	785,590	814,244
Covia Holdings Corp., 3M LIBOR + 3.750%	6.05		6/1/2025	1,475,193	1,475,193	1,474,279
Murray Energy Corp., 3M LIBOR + 7.250%	9.34		4/16/2020	1,386,791	1,321,095	1,304,249
U.S. Silica Co., 1M LIBOR + 4.000%	6.13		5/1/2025	2,168,785	2,192,644	2,165,531

Total Mining, Steel, Iron and Non-Precious Metals				7,272,876	7,216,014	7,104,648

Oil and Gas — 3.1%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.83		4/15/2020	1,499,143	1,435,301	1,371,716
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.34		4/11/2023	864,968	337,501	835,412
Floatel International, Ltd., 3M LIBOR + 5.000%	7.33		6/27/2020	393,837	392,512	338,699
Gulf Finance LLC, 3M LIBOR + 5.250%	7.59		8/25/2023	939,721	918,909	808,940
KCA Deutag Alpha Ltd., LIBOR + 6.750%+	9.08		3/31/2023	500,000	497,509	497,375
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.33		2/21/2021	2,180,480	1,617,002	1,949,415
Southcross Holdings Borrower LP, 1M LIBOR + 5.500% (3.500% PIK)	9.00		4/13/2023	21,747	21,747	20,660
UTEX Industries, Inc., 1M LIBOR + 4.000%	6.09		5/22/2021	977,848	882,422	967,258
UTEX Industries, Inc., 1M LIBOR + 7.250%	9.35		5/22/2022	1,000,000	671,588	978,330

Total Oil and Gas				8,377,744	6,774,491	7,767,805

Personal, Food and Miscellaneous — 0.2%*:
Capri Finance LLC, 3M LIBOR + 3.250%+	5.61		10/4/2024	500,000	498,750	495,315

Printing and Publishing — 2.1%*:
Ascend Learning LLC, 1M LIBOR + 3.000%	5.09		7/12/2024	697,598	700,037	694,982
Getty Images, Inc., 3M LIBOR + 3.500%	5.59		10/18/2019	2,101,881	2,033,437	2,026,570
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+	5.59		8/15/2022	1,667,010	1,671,582	1,663,543
Springer Science+Business Media Deutschland GmbH, EURIBOR + 3.2500%+	3.75		8/15/2022	748,092	869,733	868,660

Total Printing and Publishing				5,214,581	5,274,789	5,253,755

Retail Stores — 4.2%*:
24 Hour Fitness Worldwide, Inc., 1M LIBOR + 3.500%	5.59		5/24/2025	1,525,857	1,528,722	1,523,568
Ascena Retail Group, Inc., 1M LIBOR + 4.500%	6.63		8/21/2022	1,043,624	898,127	929,348
EG Finco Ltd., LIBOR + 4.000%+	6.33		2/7/2025	1,102,865	1,097,495	1,092,112
EG Group Ltd., EURIBOR + 4.000%+	2.00		2/6/2025	168,196	203,871	193,881

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores (Continued)
EG Group Ltd., EURIBOR + 4.000%+	4.00%	2/6/2025	661,949	$801,356	$764,220
EG Group Ltd., 3M LIBOR + 4.000%+	6.34	2/6/2025	224,494	223,956	222,305
Eyemart Express LLC, 1M LIBOR + 3.000%	5.06	8/4/2024	1,576,129	1,582,147	1,573,182
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.50	8/12/2022	1,250,001	1,548,597	1,316,899
Staples, Inc., 3M LIBOR + 4.000%	6.36	9/12/2024	2,241,250	2,225,192	2,209,738
Talbots, Inc., 1M LIBOR + 4.500%	6.59	3/19/2020	317,290	306,928	311,937
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50	8/7/2024	500,000	575,710	578,791

Total Retail Stores			10,611,655	10,992,101	10,715,981

Telecommunications — 5.0%*:
BMC Software Finance, Inc., 1M LIBOR + 4.250%	6.59	6/26/2025	1,000,000	990,000	993,750
CDS Holdco III B.V., EURIBOR + 4.250%+	3.75	12/31/2024	500,000	577,220	576,531
Digicel International Finance Ltd., 3M LIBOR + 3.250%+	5.61	5/28/2024	424,880	428,234	405,229
Eircom Finco S.a.r.l., EURIBOR + 3.250%+	3.25	4/19/2024	1,000,000	1,154,955	1,155,211
GTT Communications, Inc., 3M LIBOR + 2.750%	4.88	4/25/2025	2,010,909	2,000,912	1,979,237
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.63	2/2/2024	1,484,962	1,491,400	1,476,914
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.05	3/9/2023	1,577,245	1,582,855	1,573,964
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.05	3/11/2024	425,482	419,412	422,159
TDC A/S, 1M LIBOR + 3.500%+	3.50	6/30/2025	800,000	939,798	922,366
Virgin Media Investment Holdings Ltd., LIBOR - GBP + 3.250%+	3.76	11/15/2027	1,250,000	1,725,580	1,629,694
Ziggo Secured Finance B.V., EURIBOR + 3.000%+	3.00	4/15/2025	1,000,000	1,153,446	1,146,733
Ziggo Secured Finance Partnership, 1M LIBOR + 2.500%+	4.57	4/15/2025	500,000	501,134	494,065

Total Telecommunications			11,973,478	12,964,946	12,775,853

Utilities — 0.6%*:
Helix Gen Funding LLC, 3M LIBOR + 3.750%	5.84	6/2/2024	504,038	503,981	504,562
Vistra Operations Co. LLC, 1M LIBOR + 3.250%	4.34	12/14/2023	1,073,350	1,081,984	1,067,318

Total Utilities			1,577,388	1,585,965	1,571,880

Total Bank Loans			210,638,753	216,615,661	214,597,094

Corporate Bonds — 10.0%*:

Automobile — 0.4%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	700,000	938,160	842,529
RAC Bond Co. PLC+	5.00	11/6/2022	100,000	128,880	124,481

Total Automobile			800,000	1,067,040	967,010

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 0.1%*:
Burger King, Inc.+^	5.00%		10/15/2025	327,000	$327,000	$309,407

Broadcasting and Entertainment — 0.1%*:
Entertainment One Ltd.+	6.88		12/15/2022	100,000	150,201	137,914
VTR Finance BV+^	6.88		1/15/2024	211,000	213,799	211,992

Total Broadcasting and Entertainment				311,000	364,000	349,906

Buildings and Real Estate — 0.3%*:
Miller Homes Group Holdings PLC, 3M GBP LIBOR + 5.250%+	6.04	#	10/15/2023	500,000	666,402	658,226

Cargo Transport — 0.4%*:
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	841,000	883,824	891,460
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	122,421

Total Cargo Transport				941,000	997,259	1,013,881

Chemicals, Plastics and Rubber — 0.2%*:
Monitchem HoldCo 3 SA, 3 mo. EURIBOR + 4.750%+	4.43	#	6/15/2021	150,000	174,855	173,314
Pinnacle Operating Corp.^	9.00		5/15/2023	378,294	461,200	355,597

Total Chemicals, Plastics and Rubber				528,294	636,055	528,911

Containers, Packaging and Glass — 0.5%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	4.63		5/15/2023	500,000	502,271	494,375
BWAY Holding Co.	4.75		4/15/2024	350,000	404,810	406,216
BWAY Holding Co.^	5.50		4/15/2024	300,000	300,000	292,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	175,775

Total Containers, Packaging and Glass				1,328,000	1,385,081	1,368,866

Diversified/Conglomerate Manufacturing — 0.1%*:
Appvion, Inc.^~	9.00	#	6/1/2020	460,000	463,417	2,588
Galapagos S.A., 3 mo. EURIBOR + 4.750%+	4.43	#	6/15/2021	200,000	272,630	207,868

Total Diversified/Conglomerate Manufacturing				660,000	736,047	210,456

Diversified/Conglomerate Service — 0.9%*:
Algeco Global Finance PLC, 3 mo. EURIBOR + 6.250%+	5.92	#	2/15/2023	150,000	182,089	175,380
Algeco Global Finance PLC+	6.50		2/15/2023	200,000	242,598	237,437
Carlson Travel, Inc., 3 mo. EURIBOR + 4.750%	4.75	#	6/15/2023	600,000	692,423	683,163
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	220,000	220,000	234,234
Sabre GLBL, Inc.^	5.38		4/15/2023	561,000	568,791	566,610

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
TeamSystem SpA, 3 mo. EURIBOR + 4.000%+	4.00	#%	4/15/2023	400,000	$492,740	$465,649

Total Diversified/Conglomerate Service				2,131,000	2,398,641	2,362,473

Electronics — 0.4%*:
First Data Corp.^	5.00		1/15/2024	179,000	178,159	177,658
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	865,333	765,937

Total Electronics				996,000	1,043,492	943,595

Finance — 1.7%*:
Arrow Global Finance PLC, 3 mo. EURIBOR + 3.750%+	3.75	#	3/1/2026	400,000	496,520	449,883
Cabot Financial Luxembourg SA+	7.50		10/1/2023	300,000	429,095	402,854
Galaxy Bidco Ltd., 3M GBP LIBOR + 4.500%+	5.14	#	11/15/2020	100,000	139,788	130,061
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	250,000	386,377	320,139
Garfunkelux Holdco 3 SA, 3 mo. EURIBOR + 4.500%+	4.50	#	9/1/2023	1,100,000	1,323,253	1,145,845
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	132,643
Jerrold Finco PLC+	6.25		9/15/2021	500,000	696,832	676,207
Nexi Capital SpA, 3 mo. EURIBOR + 3.625%+	3.63	#	5/1/2023	850,000	1,008,417	977,741

Total Finance				3,600,000	4,604,837	4,235,373

Healthcare, Education and Childcare — 0.7%*:
HCA, Inc.	5.25		6/15/2026	82,000	82,000	81,442
IDH Finance PLC+	6.25		8/15/2022	100,000	131,025	120,207
Synlab Bondco PLC+	6.25		7/1/2022	1,000,000	1,243,226	1,199,915
Tenet Healthcare Corp.^	4.63		7/15/2024	255,000	254,026	241,536
Valeant Pharmaceuticals International, Inc.^	5.50		11/1/2025	165,000	165,000	162,608

Total Healthcare, Education and Childcare				1,602,000	1,875,277	1,805,708

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.2%*:
LSF9 Balta Issuer SARL+	7.75		9/15/2022	324,000	407,548	394,811

Hotels, Motels, Inns and Gaming — 0.2%*:
TVL Finance PLC, 3M GBP LIBOR + 4.875%+	5.52	#	5/15/2023	100,000	130,880	129,594
TVL Finance PLC+	8.50		5/15/2023	280,000	390,237	385,974

Total Hotels, Motels, Inns and Gaming				380,000	521,117	515,568

Leisure, Amusement, Entertainment — 0.3%*:
CPUK Finance Ltd.+	4.88		2/28/2025	100,000	134,070	132,292
Perform Group Financing PLC+	8.50		11/15/2020	250,000	349,108	334,966
Vue International Bidco PLC, 3 mo. EURIBOR + 5.250%+	4.92	#	7/15/2020	100,000	134,429	116,826
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	62,685

Total Leisure, Amusement, Entertainment				513,000	680,607	646,769

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 1.3%*:
Citgo Holding, Inc.^	10.75%		2/15/2020	1,500,000	$1,490,422	$1,595,625
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00		2/15/2025	713,000	620,595	552,575
Kosmos Energy Ltd.+^	7.88		8/1/2021	150,000	146,200	152,438
Sanchez Energy Corp.^	7.25		2/15/2023	1,136,000	1,125,329	1,124,640

Total Oil and Gas				3,499,000	3,382,546	3,425,278

Personal Transportation — 0.6%*:
Hertz Corp. (The)^	7.63		6/1/2022	1,051,000	1,048,949	1,008,960
Naviera Armas SA, 3 mo. EURIBOR + 4.250%+	4.25	#	11/15/2024	250,000	296,803	286,523
Naviera Armas SA, 3 mo. EURIBOR + 6.500%+	6.50	#	7/31/2023	250,000	297,865	292,387

Total Personal Transportation				1,551,000	1,643,617	1,587,870

Retail Stores — 0.5%*:
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+	6.38	#	9/15/2020	300,000	465,807	286,769
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	89,339
Jewel UK Bondco PLC+	8.50		4/15/2023	100,000	142,450	131,224
Marcolin SpA, 3 mo. EURIBOR + 4.125%+	4.13	#	2/15/2023	300,000	338,783	347,310
Maxeda DIY Holding B.V.+	6.13		7/15/2022	100,000	114,070	106,124
Takko Luxembourg 2 SCA+	5.38		11/15/2023	100,000	116,475	105,277
Travelex Financing PLC+	8.00		5/15/2022	100,000	108,750	113,750

Total Retail Stores				1,068,000	1,398,892	1,179,793

Telecommunications — 0.7%*:
Hughes Satellite Systems Corp.	5.25		8/1/2026	1,388,000	1,396,867	1,301,250
Ziggo Secured Finance B.V.+	4.25		1/15/2027	350,000	390,407	403,178

Total Telecommunications				1,738,000	1,787,274	1,704,428

Utilities — 0.4%*:
Viridian Group Finance Co. PLC+	4.75		9/15/2024	865,000	1,068,739	1,052,826

Total Corporate Bonds				23,662,294	26,991,471	25,261,155

Total Fixed Income				234,301,047	243,607,132	239,858,249

Short-Term Investments — 18.1%*:

Bank Deposit — 18.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28		7/2/2018	45,925,399	45,925,399	45,925,399

Total Investments				280,538,425	290,646,501	287,743,930

Other assets and liabilities — (13.8%)*						(34,956,726)

Net Assets — 100.0%						$252,787,204

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	68.6%
United Kingdom	10.1%
Germany	6.7%
Netherlands	3.8%
France	3.7%
Spain	1.6%
Ireland	1.1%
Other (Individually less than 1%)	4.4%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
***	Fixed-rate security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.

A summary of outstanding derivatives at June 30, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/2/18	Morgan Stanley & Co.	EUR	168,196	$196,419	$194,920	$1,499
7/12/18	Morgan Stanley & Co.	GBP	792,834	1,046,757	1,052,325	(5,568)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(4,069)

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/12/18	Credit Suisse International	EUR	29,377,068	$34,328,296	$34,770,551	$442,255
7/12/18	Morgan Stanley & Co.	EUR	1,055,358	1,233,229	1,232,712	(517)
7/12/18	Morgan Stanley & Co.	GBP	9,153,045	12,084,509	12,276,215	191,706

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$633,444

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

				SHARES	COST	FAIR VALUE
Equities — 0.8%*:

Common Stocks — 0.7%*:

Healthcare, Education and Childcare — 0.1%*:
MModal, Inc.				4,725	$131,922	$153,563
Tunstall Group Holdings Ltd.+¤				396	—	—
Tunstall Group Holdings Ltd.+¤				261	—	—

Total Healthcare, Education and Childcare				5,382	131,922	153,563

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤				2,007	—	—

Oil and Gas — 0.4%*:
Fieldwood Energy LLC				3,698	129,430	181,435
Fieldwood Energy LLC				15,071	325,033	757,318
Southcross Energy Holdings LP¤				11	—	—
Southcross Energy Partners LP				11	2,750	2,447

Total Oil and Gas				18,791	457,213	941,200

Retail Stores — 0.2%*:
Maxeda DIY B.V.+¤				10,446	—	110,131
Maxeda DIY B.V.+¤				18,859,871	373,738	440,491

Total Retail Stores				18,870,317	373,738	550,622

Total Common Stocks				18,896,497	962,873	1,645,385

Preferred Stock — 0.1%*:

Farming and Agriculture — 0.1%*:
Pinnacle Agriculture Holdings A 2¤				311,577	202,152	286,651

Total Equities				19,208,074	1,165,025	1,932,036

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.8%*:

Asset-Backed Securities — 14.3%*:

CDO/CLO — 14.3%*:
AIMCO CLO Series 2015-AA ER, 3M USD LIBOR + 5.200%^	7.55	#%	1/15/2028	500,000	500,000	497,293
Alinea CLO 2018-1 Ltd., 3M LIBOR + 6.000%^¤	8.34	#	7/20/2031	1,250,000	1,250,000	1,250,000
ALME Loan Funding III Designated Activity Co. 3A ERV, 3M EURIBOR + 5.400%+^	5.40	#	4/15/2030	500,000	522,465	586,377
ALME Loan Funding IV BV 4A ER, 3M EURIBOR + 4.670%+^	4.67	#	1/15/2032	1,000,000	1,142,718	1,129,079
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%^	8.70	#	7/15/2030	500,000	513,545	507,541
Apidos CLO 2017-27A D, 3M USD LIBOR + 6.400%^	8.75	#	7/17/2030	700,000	700,000	710,963

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Ares XLVIII CLO, 3M LIBOR + 5.200%^¤	7.54	#%	7/20/2030	800,000	$800,000	$800,000
Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 5.700%^	8.05	#	1/15/2031	500,000	500,000	489,053
Atlas Senior Loan Fund XI Ltd., 3M LIBOR + 5.7500%^¤	8.09	#	7/26/2031	1,900,000	1,900,000	1,900,000
Atrium IX 9A ER, 3M USD LIBOR + 6.450%^	8.77	#	5/28/2030	500,000	500,000	508,173
Avoca CLO XIV Designated Activity Co. 14X FR, 3M EURIBOR + 6.350%+	6.35	#	1/12/2031	500,000	558,800	560,285
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	241,795	116,617
Cadogan Square CLO XI DAC, 3M USD LIBOR + 4.860%+¤	4.86	#	2/15/2031	1,000,000	1,130,535	1,132,766
Cairn CLO B.V. 2013-3A E, 6M EURIBOR + 4.900%+^	4.90	#	10/20/2028	1,000,000	1,036,401	1,155,215
Carbone CLO Ltd. 2017-1A D, 3M USD LIBOR + 5.900%^	8.26	#	1/20/2031	500,000	500,000	502,124
Carlyle Global Market Strategies CLO Ltd. 2015-1A E1, 3M USD LIBOR + 5.300%^	7.66	#	4/20/2027	500,000	449,971	500,070
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%^	8.85	#	10/17/2029	750,000	750,000	757,843
CIFC Funding 2018-III Ltd., 3M LIBOR + 5.500%^¤	7.84	#	7/18/2031	1,500,000	1,500,000	1,500,000
CIFC Funding Ltd. 2017-1A E, 3M USD LIBOR + 6.350%^	8.71	#	4/23/2029	750,000	746,800	758,873
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%^	8.45	#	11/16/2030	500,000	500,000	506,188
Cordatus 3X CLO plc+	4.86		8/15/2032	1,000,000	1,156,187	1,124,977
Dryden 42 Senior Loan Fund 2016-42A E, 3M USD LIBOR + 7.250%^	9.60	#	7/15/2027	500,000	511,961	500,879
Dryden 45 Senior Loan Fund 2016-45A E, 3M USD LIBOR + 6.850%^	9.20	#	7/15/2027	500,000	481,848	504,774
Dryden 58 CLO Ltd., 3M LIBOR + 5.350%^¤	7.69	#	7/17/2031	600,000	600,000	600,000
Eaton Vance CLO Ltd. 2013-1A DR, 3M USD LIBOR + 7.600%^	9.95	#	1/15/2028	500,000	488,363	511,375
Galaxy XXI CLO Ltd., 3M USD LIBOR + 5.250%^	7.61	#	4/20/2031	500,000	500,000	487,959
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%^	7.48	#	1/15/2031	700,000	700,000	695,183
KKR CLO Ltd. 22, 3M LIBOR + 6.000%^	8.34	#	7/20/2031	1,000,000	1,000,000	1,000,000
KKR Financial CLO Ltd. 2018 E, 3M USD LIBOR + 6.450%^	8.81	#	7/18/2030	800,000	784,482	811,150
LCM XIII LP 2013-A ER, 3M USD LIBOR + 7.300%^	9.66	#	7/19/2027	750,000	723,660	765,312
LCM XV LP 2015-A ER, 3M USD LIBOR + 6.500%^	8.86	#	7/20/2030	500,000	500,000	507,790
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		4/19/2030	500,000	416,158	399,889

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Madison Park Funding XX Ltd., 3M LIBOR + 5.300%^¤	7.64	#%	7/27/2030	1,400,000	$1,400,000	$1,400,000
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.200%^	7.05	#	4/20/2030	500,000	500,000	491,264
Madison Park Funding XXVIII Ltd., 3M LIBOR + 7.600%^¤	9.94	#	7/15/2030	500,000	495,391	495,388
Magnetite VII Ltd.^	Zero Coupon		1/15/2028	2,000,000	1,445,867	1,455,068
Neuberger Berman Loan Advisers CLO 28 Ltd., 3M USD LIBOR + 5.600%^	7.92	#	4/20/2030	500,000	500,000	499,935
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	500,000	462,368	243,234
Steele Creek CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.200%^	8.54	#	1/15/2030	500,000	500,000	502,473
TCI-Symphony CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.450%^	8.80	#	7/15/2030	1,000,000	990,372	1,016,091
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%^	8.13	#	11/20/2030	500,000	500,000	501,273
Voya CLO Ltd. 2015-2A E, 3M USD LIBOR + 5.300%^	7.66	#	7/23/2027	500,000	484,809	498,584
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.600%^¤	7.84	#	7/17/2031	1,150,000	1,150,000	1,150,000
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%^	7.28	#	1/17/2031	1,000,000	1,000,000	998,414

Total CDO/CLO				33,300,000	33,034,496	33,029,472

Total Asset-Backed Securities				33,300,000	33,034,496	33,029,472

Bank Loans — 30.4%*§:

Beverage, Food and Tobacco — 1.3%*:
Deoleo S.A., EURIBOR + 3.500%+	4.50		6/11/2021	500,000	559,279	408,730
IRB Holding Corp., 1M LIBOR + 3.250%	5.27		2/5/2025	1,625,171	1,644,541	1,626,520
JBS USA, LLC, 3M LIBOR + 2.500%	4.83		10/30/2022	404,837	403,445	401,396
Refresco Group B.V., EURIBOR + 3.250%+	3.25		3/28/2025	500,000	584,887	575,994

Total Beverage, Food and Tobacco				3,030,008	3,192,152	3,012,640

Broadcasting and Entertainment — 2.1%*:
All3Media International, 6M LIBOR + 4.250%+	5.25		6/30/2021	500,000	835,516	657,401
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00		8/13/2021	391,095	481,142	456,949
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.06		8/13/2021	1,187,454	1,159,079	1,184,735
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.31		8/13/2022	300,000	287,557	299,499
Intelsat Jackson Holdings S.A., 3M LIBOR + 3.750%	5.85		11/27/2023	250,000	249,261	249,177

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Broadcasting and Entertainment (Continued)
Univision Communications, Inc., 1M LIBOR + 2.750%	4.84%	3/15/2024	1,994,564	$1,972,451	$1,925,592

Total Broadcasting and Entertainment			4,623,113	4,985,006	4,773,353

Buildings and Real Estate — 0.1%*:
SRS Distribution Inc., 3M LIBOR + 3.250%	5.58	5/23/2025	365,308	364,405	359,526

Chemicals, Plastics and Rubber — 1.2%*:
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75	9/7/2021	1,351,980	1,581,318	1,511,741
Diversey, EURIBOR + 3.2500%+	3.25	9/6/2024	497,500	587,921	569,117
Flint Group GmbH, LIBOR + 3.000%+	3.75	9/7/2021	286,230	338,179	320,054
Solenis International, LP, 3M LIBOR + 4.000%	6.33	6/6/2025	248,605	246,119	247,822
Solenis International, LP, 3M LIBOR + 8.500%	10.68	6/1/2026	158,282	153,537	155,314

Total Chemicals, Plastics and Rubber			2,542,597	2,907,074	2,804,048

Containers, Packaging and Glass — 0.9%*:
Albea Beauty Holdings S.A, EURIBOR + 4.000%+	5.44	4/22/2024	206,419	206,170	205,129
BWAY Holding Co., 1M LIBOR + 3.250%	5.59	4/3/2024	1,336,067	1,335,499	1,327,930
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	10.58	11/18/2024	500,000	494,004	504,690

Total Containers, Packaging and Glass			2,042,486	2,035,673	2,037,749

Diversified/Conglomerate Manufacturing — 1.3%*:
LTI Holdings, Inc., 1M LIBOR + 4.750%	6.84	5/16/2024	754,999	750,734	753,112
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	5.99	4/26/2024	1,179,870	1,176,993	1,172,495
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.34	7/10/2020	575,931	558,672	514,019
Xella International GmbH, EURIBOR + 3.500%+	3.50	4/11/2024	500,000	588,325	579,159

Total Diversified/Conglomerate Manufacturing			3,010,800	3,074,724	3,018,785

Diversified/Conglomerate Service — 3.7%*:
Almonde, Inc., 3M LIBOR + 3.500%+	5.81	6/13/2024	1,415,940	1,419,251	1,389,590
EAB (Avatar Purchaser), 1M LIBOR + 3.750%	6.25	11/15/2024	245,147	244,027	241,163
GTCR Valor Cos., Inc., 3M LIBOR + 3.250%	5.58	6/16/2023	1,097,877	1,108,362	1,094,583
MH Sub I LLC, 3M LIBOR + 3.750%	5.84	9/13/2024	698,241	699,936	697,564
MH Sub I, LLC, 3M LIBOR + 7.500%	9.59	9/15/2025	650,000	646,339	654,063
Project Leopard Holdings, Inc., 1M LIBOR + 4.000%	6.09	7/7/2023	525,448	527,141	524,791
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/20/2022	500,000	589,696	571,200
Vertafore, Inc., 1M LIBOR + 3.250%	5.59	5/30/2025	1,000,000	995,000	993,130

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Vertafore, Inc., 1M LIBOR + 7.250%	9.59%	5/30/2026	879,452	$870,657	$871,757
VF Holding Corp., 1M LIBOR + 3.250%	5.34	6/30/2023	1,474,489	1,480,013	1,464,536

Total Diversified/Conglomerate Service			8,486,594	8,580,422	8,502,377

Ecological — 0.1%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.33	5/31/2022	196,488	195,504	191,904
GFL Environmental Inc., 3M LIBOR + 2.750%+	5.08	5/30/2025	118,686	118,391	117,796

Total Ecological			315,174	313,895	309,700

Electronics — 1.3%*:
ION Trading Technologies S.a.r.l., 1M LIBOR + 4.000%	6.34	11/21/2024	286,390	279,230	283,526
Omnitracs, Inc., 1M LIBOR + 2.750%	5.09	3/16/2025	1,500,000	1,503,650	1,480,320
RP Crown Parent LLC, 1M LIBOR + 3.000%	4.84	10/12/2023	732,149	729,380	725,742
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.65	1/27/2023	560,065	558,332	511,900

Total Electronics			3,078,604	3,070,592	3,001,488

Finance — 1.4%*:
Edelman Financial Group, The, 3M LIBOR + 3.250%	5.59	6/26/2025	251,921	250,662	251,450
Focus Financial Partners LLC, 3M LIBOR + 2.750%	4.84	7/3/2024	1,488,750	1,496,545	1,487,514
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.09	5/1/2024	1,514,590	1,518,836	1,507,017

Total Finance			3,255,261	3,266,043	3,245,981

Healthcare, Education and Childcare — 3.9%*:
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	499,999	575,325	566,383
Amneal Pharmaceuticals LLC, 3M LIBOR + 3.500%	5.63	5/4/2025	245,228	244,027	244,539
Cerba Healthcare S.A.S., EURIBOR + 3.000%+	3.00	4/20/2024	1,000,000	1,177,140	1,133,350
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%+	6.38	4/29/2024	1,171,020	1,174,975	1,168,092
Horizon Pharma, Inc., 1M LIBOR + 3.250%	5.38	3/29/2024	967,220	972,701	964,802
Lifescan Global Corp., 1M LIBOR + 6.0000%	8.34	9/28/2024	189,398	183,716	183,242
MModal, Inc., 1M LIBOR + 4.750%	7.27	1/31/2020	559,543	550,234	555,000
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.34	5/30/2025	1,231,819	1,232,429	1,226,436
Parexel International Corp., 1M LIBOR + 2.7500%	4.84	9/27/2024	992,500	998,271	986,297
Radiology Partners Holdings, LLC, 1M LIBOR + 4.2500%	6.59	6/21/2025	470,278	465,575	465,575
Rodenstock GmbH, EURIBOR + 5.250%+	5.25	6/30/2021	500,000	580,435	563,463
Tunstall Group Holdings Ltd., 1M LIBOR + 4.500%+	7.50	10/16/2020	503,750	591,019	587,544

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Valeant Pharmaceuticals International, Inc., 1M LIBOR + 3.000%	4.98%	6/1/2025	500,000	$497,525	$497,970

Total Healthcare, Education and Childcare			8,830,755	9,243,372	9,142,693

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.7%*:
Hayward Industries, Inc., LIBOR + 3.50%	5.59	8/5/2024	992,500	999,174	993,125
Keter Group B.V., EURIBOR + 4.250%+	5.25	10/31/2023	500,000	546,977	568,678
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.75	11/8/2023	1,225,667	1,224,794	1,041,817
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.33	11/8/2024	474,667	468,970	317,433
SIWF Holdings Inc., 1M LIBOR + 4.250%	6.32	5/17/2025	190,611	188,712	191,326
Visual Comfort Generation Brands Holdings, Inc., 1M LIBOR + 8.000%	10.09	2/28/2025	800,000	796,480	802,000

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,183,445	4,225,107	3,914,379

Hotels, Motels, Inns and Gaming — 1.3%*:
Compass IV Ltd., 3M LIBOR + 4.500%+	4.50	4/30/2025	500,000	598,059	581,226
HNVR Holdco Ltd., EURIBOR + 3.250%+	3.25	9/12/2023	500,000	555,625	573,682
Stars Group Holdings B.V. (The), 3M LIBOR + 3.500%+	2.34	7/28/2025	708,761	705,217	708,761
Stars Group Holdings B.V. (The), 3M LIBOR + 3.000%+	5.09	4/6/2025	521,982	520,714	520,938
Tackle S.a.r.l., EURIBOR + 3.250%+	3.25	8/8/2022	600,000	705,195	691,823

Total Hotels, Motels, Inns and Gaming			2,830,743	3,084,810	3,076,430

Insurance — 1.2%*:
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.34	10/22/2024	992,513	996,885	986,934
Hub International Ltd., 2M LIBOR + 3.000%	5.36	4/25/2025	1,311,679	1,308,474	1,302,996
York Risk Services Holding Corp., 1M LIBOR + 3.750%	5.84	10/1/2021	438,136	430,711	424,208

Total Insurance			2,742,328	2,736,070	2,714,138

Leisure, Amusement, Entertainment — 0.8%*:
Delta 2 (LUX) S.a.r.l., 1M LIBOR + 2.500%+	4.59	2/1/2024	509,619	511,281	502,296
Dorna Sports, S.L., 1M LIBOR + 3.250%+	5.58	4/12/2024	500,000	500,000	495,000
Metro-Goldwyn-Mayer Inc.	2.34	6/26/2026	893,847	884,908	884,908

Total Leisure, Amusement, Entertainment			1,903,466	1,896,189	1,882,204

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Alison Bidco S.a.r.l., 1M LIBOR + 4.500%+	6.86	8/29/2021	143,055	142,406	140,194
Apex Tool Group LLC, 1M LIBOR + 3.750%	5.84	2/1/2022	185,812	184,962	185,637
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.09	3/28/2025	1,496,250	1,498,077	1,471,756

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,825,117	1,825,445	1,797,587

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals — 1.1%*:
Big River Steel LLC, 3M LIBOR + 5.000%	7.33%		8/23/2023	118,507	$120,047	$119,915
Boomerang Tube LLC††¤	15.00	***	2/1/2019	75,898	75,966	75,898
Boomerang Tube LLC, 1M LIBOR + 15.000%††¤	17.09		2/1/2019	121,563	121,563	121,563
Boomerang Tube LLC, 1M LIBOR + 17.500%††¤	19.59		2/1/2021	105,223	105,222	5,261
Boomerang Tube LLC††¤	20.00	***	2/1/2019	46,501	45,368	46,501
Boomerang Tube LLC, 1M LIBOR + 18.000%††¤	20.09		9/1/2018	27,866	27,866	27,866
Coronado Coal LLC, LIBOR + 6.500%	8.83		3/14/2025	272,904	264,946	274,610
Covia Holdings Corp., 3M LIBOR + 3.750%	6.05		6/1/2025	1,398,358	1,398,358	1,397,491
Murray Energy Corp., 3M LIBOR + 7.250%	9.34		4/16/2020	578,624	524,969	544,184

Total Mining, Steel, Iron and Non-Precious Metals				2,745,444	2,684,305	2,613,289

Oil and Gas — 2.4%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.83		4/15/2020	682,707	649,758	624,677
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.34		4/11/2022	649,368	577,359	649,693
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.34		4/11/2023	885,631	281,357	855,369
Floatel International, Ltd., 3M LIBOR + 5.000%	7.33		6/27/2020	196,918	196,256	169,350
Gulf Finance LLC, 3M LIBOR + 5.250%	7.59		8/25/2023	939,204	922,370	808,495
KCA Deutag Alpha Ltd., LIBOR + 6.750%+	9.08		3/31/2023	500,000	497,524	497,375
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.33		2/21/2021	248,556	195,735	222,216
Southcross Holdings Borrower LP, 1M LIBOR + 5.500% (3.500% PIK)	9.00		4/13/2023	10,874	10,874	10,330
Summit Midstream Partners Holdings LLC, 1M LIBOR + 6.000%	8.09		5/13/2022	96,593	95,866	97,619
UTEX Industries, Inc., 1M LIBOR + 4.000%	6.09		5/22/2021	1,251,702	1,129,525	1,238,146
UTEX Industries, Inc., 1M LIBOR + 7.250%	9.34		5/22/2022	355,555	327,334	347,851

Total Oil and Gas				5,817,108	4,883,958	5,521,121

Printing and Publishing — 0.8%*:
Getty Images, Inc., 3M LIBOR + 3.500%	5.59		10/18/2019	1,495,821	1,458,062	1,442,225
Springer Science+Business Media Deutschland GmbH, 2M LIBOR + 3.500%+	5.59		8/15/2022	397,364	398,454	396,538

Total Printing and Publishing				1,893,185	1,856,516	1,838,763

Retail Stores — 0.6%*:
EG Finco Ltd., LIBOR + 4.000%+	6.33		2/7/2025	366,747	364,961	363,171
EG Group Ltd., EURIBOR + 4.000%+	4.00		2/6/2025	330,975	409,462	382,110

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Retail Stores (Continued)
Thom Europe S.A.S, EURIBOR + 4.500%+	4.50%	8/7/2024	500,000	$575,710	$578,791

Total Retail Stores			1,197,722	1,350,133	1,324,072

Telecommunications — 1.1%*:
BMC Software Finance, Inc., 1M LIBOR + 4.250%	6.59	6/26/2025	664,411	657,767	660,259
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.05	3/9/2023	199,578	197,699	199,163
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.05	3/11/2024	153,729	151,536	152,528
TDC A/S, 1M LIBOR + 3.500%+	3.50	6/30/2025	500,000	587,374	576,479
Virgin Media Investment Holdings Ltd., LIBOR — GBP + 3.250%+	3.76	11/15/2027	750,000	1,062,468	977,816

Total Telecommunications			2,267,718	2,656,844	2,566,245

Utilities — 1.3%*:
Calpine Corp., LIBOR + 2.500%	4.84	1/15/2024	992,327	992,327	989,946
EFS Cogen Holdings I LLC, 3M LIBOR + 3.250%	5.59	6/28/2023	1,094,739	1,089,817	1,092,517
Vistra Energy Corp., 1M LIBOR + 2.000%	4.07	12/31/2025	877,447	876,354	871,111

Total Utilities			2,964,513	2,958,498	2,953,574

Total Bank Loans			69,951,489	71,191,233	70,410,142

Corporate Bonds — 47.1%*:

Aerospace and Defense — 1.6%*:
Park Aerospace Holdings Ltd.^	4.50	3/15/2023	584,000	584,000	554,683
Swissport Financing Sarl+	9.75	12/15/2022	300,000	390,780	376,153
TransDigm, Inc.	6.38	6/15/2026	1,077,000	1,082,998	1,068,922
TransDigm, Inc.	6.50	5/15/2025	203,000	205,647	205,284
Triumph Group, Inc.	5.25	6/1/2022	875,000	872,324	842,188
Triumph Group, Inc.	7.75	8/15/2025	750,000	802,547	742,500

Total Aerospace and Defense			3,789,000	3,938,296	3,789,730

Automobile — 1.2%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	1,100,000	1,418,453	1,323,974
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	477,000	397,911	482,962
RAC Bond Co. PLC+	5.00	11/6/2022	600,000	796,230	746,890
Wabash National Corp.^	5.50	10/1/2025	182,000	182,000	174,720

Total Automobile			2,359,000	2,794,594	2,728,546

Beverage, Food and Tobacco — 2.1%*:
Boparan Finance PLC+	5.50	7/15/2021	1,300,000	1,697,581	1,484,917
IRB Holding Corp.^	6.75	2/15/2026	1,000,000	982,974	955,000
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	700,000	715,426	668,507
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	500,000	500,000	472,350
Pilgrim’s Pride Corp.^	5.75	3/15/2025	355,000	357,186	340,800

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Beverage, Food and Tobacco (Continued)
Pilgrim’s Pride Corp.^	5.88%		9/30/2027	312,000	$303,633	$289,380
Sunshine Mid BV+	6.50		5/15/2026	600,000	726,330	663,614

Total Beverage, Food and Tobacco				4,767,000	5,283,130	4,874,568

Broadcasting and Entertainment — 2.3%*:
Arqiva Broadcast Finance plc+	9.50		3/31/2020	500,000	742,875	682,839
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00		2/1/2028	1,750,000	1,742,899	1,601,250
Clear Channel Worldwide Holdings, Inc.	7.63		3/15/2020	918,000	921,192	912,529
CSC Holdings LLC^	5.38		2/1/2028	335,000	335,000	309,875
DISH DBS Corp.	7.75		7/1/2026	691,000	695,422	605,489
Netflix, Inc.^	5.88		11/15/2028	959,000	959,000	968,302
VTR Finance BV+^	6.88		1/15/2024	250,000	244,821	251,175

Total Broadcasting and Entertainment				5,403,000	5,641,209	5,331,459

Buildings and Real Estate — 0.7%*:
Miller Homes Group Holdings PLC, 3M GBP LIBOR + 5.250%+	6.04	#	10/15/2023	400,000	538,437	526,580
Standard Industries, Inc.^	4.75		1/15/2028	885,000	885,000	811,988
William Lyon Homes, Inc.	7.00		8/15/2022	295,000	298,831	300,531

Total Buildings and Real Estate				1,580,000	1,722,268	1,639,099

Cargo Transport+ — 1.3%*:
CMA CGM SA	7.75		1/15/2021	400,000	488,083	458,740
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	1,080,000	1,115,632	1,144,800
Kenan Advantage Group, Inc.^	7.88		7/31/2023	1,367,000	1,367,000	1,394,340

Total Cargo Transport				2,847,000	2,970,715	2,997,880

Chemicals, Plastics and Rubber — 1.4%*:
Consolidated Energy Finance SA^	6.88		6/15/2025	940,000	962,408	964,675
Diversey	5.63		8/15/2025	100,000	105,791	104,658
Kraton Polymers LLC / Kraton Polymers Capital Corp.^	7.00		4/15/2025	240,000	249,360	248,400
Monitchem HoldCo 2 SA+	6.88		6/15/2022	650,000	722,280	664,847
Nufarm Australia Ltd. / Nufarm Americas, Inc.^	5.75		4/30/2026	703,000	703,000	681,910
Pinnacle Operating Corp.^	9.00		5/15/2023	453,953	544,178	426,716
Platform Specialty Products Corp.^	5.88		12/1/2025	180,000	180,000	175,950

Total Chemicals, Plastics and Rubber				3,266,953	3,467,017	3,267,156

Containers, Packaging and Glass — 0.7%*:
BWAY Holding Co.	4.75		4/15/2024	700,000	809,620	812,433
SIG Combibloc Holdings SCA+	7.75		2/15/2023	650,000	831,858	785,637

Total Containers, Packaging and Glass				1,350,000	1,641,478	1,598,070

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified Natural Resources, Precious Metals and Minerals — 0.2%*:
Parker Drilling Co.	6.75%	7/15/2022	750,000	$684,388	$547,500

Diversified/Conglomerate Manufacturing — 1.4%*:
Appvion, Inc.^~	9.00	6/1/2020	500,000	505,672	2,812
Energizer Gamma Acquisition BV	4.63	7/15/2026	500,000	580,650	588,198
EnPro Industries, Inc.	5.88	9/15/2022	400,000	402,711	408,000
Griffon Corp.	5.25	3/1/2022	1,800,000	1,786,639	1,751,220
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	494,000	503,669	486,590

Total Diversified/Conglomerate Manufacturing			3,694,000	3,779,341	3,236,820

Diversified/Conglomerate Service — 4.7%*:
Algeco Global Finance PLC+	6.50	2/15/2023	700,000	850,200	831,030
Carlson Travel, Inc.^	6.75	12/15/2023	1,438,000	1,458,516	1,409,240
Carlson Travel, Inc.^	9.50	12/15/2024	277,000	277,000	250,685
Iron Mountain UK PLC	3.88	11/15/2025	450,000	597,667	561,877
La Financiere Atalian SASU+	6.63	5/15/2025	600,000	835,110	760,176
Nuance Communications, Inc.	5.63	12/15/2026	1,000,000	991,734	977,510
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	3,000,000	3,216,997	3,194,100
ServiceMaster Co. LLC (The)^	5.13	11/15/2024	627,000	627,000	608,190
Verisure Midholding AB+	5.75	12/1/2023	1,950,000	2,285,391	2,206,981

Total Diversified/Conglomerate Service			10,042,000	11,139,615	10,799,789

Electronics — 2.3%*:
Solera LLC/Solera Finance, Inc.^	10.50	3/1/2024	376,000	421,411	417,597
TIBCO Software, Inc.^	11.38	12/1/2021	2,881,000	3,128,043	3,111,480
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50	2/1/2023	817,000	865,332	765,937
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	1,289,000	1,350,105	1,056,980

Total Electronics			5,363,000	5,764,891	5,351,994

Finance — 5.0%*:
Arrow Global Finance PLC+	5.13	9/15/2024	500,000	691,637	610,384
Cabot Financial Luxembourg SA+	7.50	10/1/2023	650,000	907,330	872,850
Galaxy Bidco Ltd.+	6.38%	11/15/2020	350,000	499,613	459,880
Galaxy Finco Ltd.+	7.88	11/15/2021	700,000	1,008,098	910,439
Garfunkelux Holdco 2 SA+	11.00	11/1/2023	800,000	1,129,875	1,016,208
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	850,000	1,166,229	1,088,471
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.25	2/1/2022	300,000	307,877	306,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.38	12/15/2025	381,000	381,000	381,476
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75	2/1/2024	1,250,000	1,250,000	1,259,375

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Finance (Continued)
Jerrold Finco PLC+	6.13%	1/15/2024	450,000	$560,298	$596,895
LPL Holdings, Inc.^	5.75	9/15/2025	1,282,000	1,302,391	1,246,745
Nexi Capital SpA+	4.13	11/1/2023	700,000	795,452	801,111
Park Aerospace Holdings Ltd.+^	5.25	8/15/2022	1,000,000	998,114	990,010
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	921,000	963,926	950,942

Total Finance			10,134,000	11,961,839	11,490,786

Grocery — 0.1%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	270,000	262,854	264,600

Healthcare, Education and Childcare — 3.8%*:
Avantor, Inc.^	6.00	10/1/2024	424,000	424,000	419,421
Avantor, Inc.^	9.00	10/1/2025	1,000,000	1,022,248	1,007,700
Cognita Financing PLC+	7.75	8/15/2021	500,000	723,888	669,774
CTC BondCo GmbH+	5.25	12/15/2025	400,000	480,823	444,876
IDH Finance PLC+	6.25	8/15/2022	400,000	503,286	480,828
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	735,000	697,360	718,462
Synlab Unsecured Bondco PLC+	8.25	7/1/2023	750,000	938,301	922,664
Tenet Healthcare Corp.^	4.63	7/15/2024	465,000	465,000	440,448
Tenet Healthcare Corp.	8.13	4/1/2022	500,000	529,127	522,760
Teva Pharmaceutical Finance Netherlands III BV	6.00	4/15/2024	729,000	724,056	721,948
Unilabs Subholding AB+	5.75	5/15/2025	500,000	605,268	555,245
Valeant Pharmaceuticals International^	8.50	1/31/2027	210,000	210,000	212,625
Valeant Pharmaceuticals International, Inc.	4.50	5/15/2023	100,000	93,569	110,296
Valeant Pharmaceuticals International, Inc.^	5.50	11/1/2025	184,000	184,000	181,332
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	1,325,000	1,132,336	1,220,656
Valeant Pharmaceuticals International, Inc.^	9.00	12/15/2025	177,000	174,657	183,407

Total Healthcare, Education and Childcare			8,399,000	8,907,919	8,812,442

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.1%*:
LSF9 Balta Issuer SARL+	7.75	9/15/2022	162,000	210,538	197,406

Hotels, Motels, Inns and Gaming — 0.8%*:
TVL Finance PLC+	8.50	5/15/2023	480,000	676,755	661,670
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.^	5.50	3/1/2025	1,250,000	1,240,930	1,228,125

Total Hotels, Motels, Inns and Gaming			1,730,000	1,917,685	1,889,795

Insurance — 0.7%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	500,000	477,924	455,000
HUB International Ltd.^	7.00	5/1/2026	1,000,000	1,000,000	987,500
USIS Merger Sub, Inc.^	6.88	5/1/2025	146,000	146,000	145,270

Total Insurance			1,646,000	1,623,924	1,587,770

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 1.5%*:
Allegiant Travel Co.	5.50%	7/15/2019	800,000	$811,630	$804,000
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	750,000	967,487	1,001,196
Interval Acquisition Corp.	5.63	4/15/2023	459,000	459,000	462,727
Perform Group Financing PLC+	8.50	11/15/2020	850,000	1,170,859	1,138,884

Total Leisure, Amusement, Entertainment			2,859,000	3,408,976	3,406,807

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.5%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	622,000	618,672	601,785
Xerium Technologies, Inc.	9.50	8/15/2021	500,000	496,855	527,500

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,122,000	1,115,527	1,129,285

Mining, Steel, Iron and Non-Precious Metals — 2.6%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	1,000,000	1,001,792	1,005,000
First Quantum Minerals Ltd.+^	6.50	3/1/2024	1,000,000	1,000,000	965,000
First Quantum Minerals Ltd.+^	7.00	2/15/2021	1,000,000	1,008,129	1,001,393
First Quantum Minerals Ltd.+^	7.50	4/1/2025	500,000	492,606	493,450
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	1,500,000	1,536,152	1,496,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	654,000	645,284	665,445
Warrior Met Coal, Inc.^	8.00	11/1/2024	340,000	349,392	351,050

Total Mining, Steel, Iron and Non-Precious Metals			5,994,000	6,033,355	5,977,588

Oil and Gas — 6.0%*:
Chesapeake Energy Corp.^	8.00	12/15/2022	756,000	779,909	793,573
Citgo Holding, Inc.^	10.75	2/15/2020	1,350,000	1,400,920	1,436,062
EP Energy LLC/Everest Acquisition Finance, Inc.^	7.75	5/15/2026	744,000	744,000	760,740
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	1,343,000	1,298,538	1,040,825
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	1,000,000	1,008,304	905,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	284,000	276,980	273,350
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	1,000,000	985,074	981,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	500,000	485,984	505,000
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	1,121,000	1,105,129	905,207
Jupiter Resources, Inc.+^	8.50	10/1/2022	1,450,000	1,258,028	594,500
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	250,000	250,000	253,438
KCA Deutag UK Finance PLC+^	9.88	4/1/2022	300,000	311,131	310,047

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Oil and Gas (Continued)
Kosmos Energy Ltd.	7.88%		8/1/2021	1,177,000	$1,146,693	$1,196,127
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	1,100,000	1,139,731	1,156,375
QEP Resources, Inc.	5.63		3/1/2026	1,230,000	1,187,270	1,177,725
Welltec A/S+^	9.50		12/1/2022	1,637,000	1,637,994	1,645,185

Total Oil and Gas				15,242,000	15,015,685	13,934,404

Personal and Non-Durable Consumer Products Mfg. Only — 0.3%*:
Prestige Brands, Inc.^	6.38		3/1/2024	271,000	274,873	268,290
Samsonite Finco Sarl	3.50		5/15/2026	425,000	459,063	472,120

Total Personal and Non-Durable Consumer Products Mfg. Only				696,000	733,936	740,410

Personal, Food and Miscellaneous — 0.7%*:
Ocado Group PLC+	4.00		6/15/2024	350,000	449,120	462,004
Simmons Foods, Inc.^	5.75		11/1/2024	1,208,000	1,025,703	1,047,940

Total Personal, Food and Miscellaneous				1,558,000	1,474,823	1,509,944

Retail Stores — 1.9%*:
CBR Fashion Finance BV+	5.13		10/1/2022	650,000	700,178	648,181
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+	6.38	#	9/15/2020	150,000	232,904	143,384
HSS Financing PLC+	6.75		8/1/2019	442,000	623,442	580,705
Jewel UK Bondco PLC+	8.50		4/15/2023	300,000	427,350	393,673
Maxeda DIY Holding B.V.+	6.13		7/15/2022	400,000	474,460	424,495
Penske Automotive Group, Inc.	5.50		5/15/2026	1,250,000	1,246,586	1,225,000
Takko Luxembourg 2 SCA, 3M USD LIBOR + 5.375%+	5.38	#	11/15/2023	450,000	511,675	480,149
Travelex Financing PLC+	8.00		5/15/2022	500,000	569,102	568,751

Total Retail Stores				4,142,000	4,785,697	4,464,338

Telecommunications — 2.6%*:
Cablevision Systems Corp.	5.88		9/15/2022	689,000	688,699	683,832
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.88		5/1/2027	500,000	506,940	488,125
CenturyLink, Inc.	6.75		12/1/2023	1,000,000	1,000,000	1,005,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.^	7.50		4/1/2028	386,000	386,000	390,709
InterXion Holding NV+	4.75		6/15/2025	350,000	411,828	410,201
TDC A/S+	5.63		2/23/2023	1,200,000	1,721,619	1,676,458
Telecom Italia SpA/Milano+	3.63		5/25/2026	600,000	756,680	737,061
Virgin Media Receivables Financing Notes II DAC+	5.75		4/15/2023	500,000	688,765	668,784

Total Telecommunications				5,225,000	6,160,531	6,060,170

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Textiles and Leather — 0.2%*:
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC+	5.38%	5/1/2023	350,000	$410,529	$405,583

Utilities — 0.4%*:
Nordex SE+	6.50	2/1/2023	250,000	310,488	272,267
Viridian Group Finance Co. PLC+	4.75	9/15/2024	600,000	797,453	730,284

Total Utilities			850,000	1,107,941	1,002,551

Total Corporate Bonds			105,589,953	113,958,702	109,036,490

Total Fixed Income			208,841,442	218,184,431	212,476,104

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE

Purchased Option — 0.3%*:

Put Option Purchased — 0.3%*:
S&P 500 Index	Morgan Stanley & Co.	$2,450.00	6/21/2019	95	25,824,515	$733,920	$43,085	$777,005

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Short-Term Investments — 8.2%*:

Bank Deposit — 8.2%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28%	7/2/2018	18,938,315	18,938,315	18,938,315

Total Investments			272,812,346	239,021,691	234,123,460

Other assets and liabilities – (1.1%)*					(2,624,383)

Net Assets – 100.0%					$231,499,077

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	68.2%
United Kingdom	11.1%
Netherlands	3.9%
Germany	3.8%
Ireland	2.2%

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

France	1.9%
Denmark	1.8%
Canada	1.7%
Sweden	1.3%
Other (Individually less than 1%)	4.1%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
***	Fixed-rate security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.

A summary of outstanding derivatives at June 30, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/2/18	Bank of America N.A.	EUR	1,178,029	$1,375,702	$1,374,419	$1,283

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$1,283

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/12/18	Goldman Sachs & Co.	EUR	22,188,407	$25,928,053	$26,266,999	$338,946
7/12/18	JPMorgan Chase Bank N.A.	EUR	731,460	854,740	860,399	5,659
7/12/18	Bank of America N.A.	EUR	1,528,029	1,785,564	1,783,488	(2,076)
7/12/18	JPMorgan Chase Bank N.A.	GBP	614,149	810,844	824,620	13,776
7/12/18	Bank of America N.A.	GBP	95,005	125,432	127,325	1,893
7/12/18	Citibank N.A.	GBP	17,061,987	22,526,464	22,982,741	456,277

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$814,475

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.3%*:

Asset-Backed Securities — 41.1%*:

CDO/CLO — 4.4%*:
AIMCO CLO 2014-AA AR, 3M USD LIBOR + 1.100%^	3.46	#%	7/20/2026	1,200,000	$1,200,000	$1,200,131
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	3.83	#	10/15/2028	390,000	390,000	392,488
Apidos CLO XXV 2016-25A A1, 3M USD LIBOR + 1.460%^	3.82	#	10/20/2028	470,000	470,000	470,454
Avery Point III CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.120%^	3.48	#	1/18/2025	651,790	651,790	651,854
BlueMountain CLO Ltd. 2015-2A A1, 3M USD LIBOR + 1.430%^	3.79	#	7/18/2027	500,000	493,643	500,019
Denali Capital CLO Ltd. 2013 1A A1LR, 3M USD LIBOR + 1.050%^	3.41	#	10/26/2027	2,420,000	2,420,000	2,421,551
Galaxy XX CLO Ltd., 3M USD LIBOR + 1.000%^	3.36	#	4/20/2031	1,200,000	1,200,000	1,194,798
Hertz Vehicle Financing LLC 2018-3^	4.37		7/25/2024	620,000	621,548	619,772
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	3.76	#	10/20/2029	610,000	610,000	612,798
Madison Park Funding XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.120%^	3.48	#	7/20/2026	290,000	290,000	290,042
Madison Park Funding XXII Ltd. 2016-22A A, 3M USD LIBOR + 1.480%^	3.84	#	10/25/2029	350,000	350,000	351,499
Magnetite XI Ltd. 2014-11A A1R, 3M USD LIBOR + 1.120%^	3.48	#	1/18/2027	890,000	890,000	890,097
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%^	3.60	#	1/15/2028	2,000,000	2,000,000	1,990,064
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%^	3.80	#	4/17/2027	900,000	900,000	896,045
OHA Loan Funding Ltd. 2015-1A AR, 3M USD LIBOR + 1.410%^	3.75	#	8/15/2029	840,000	840,000	844,322
Race Point VIII CLO Ltd. 2013-8A AR, 3M USD LIBOR + 1.340%^	3.67	#	2/20/2030	1,320,000	1,320,000	1,327,215
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%^	3.44	#	1/15/2030	570,000	570,000	571,293
Seneca Park CLO Ltd. 2014-1A AR, 3M USD LIBOR + 1.120%^	3.47	#	7/17/2026	360,000	360,000	360,035
Symphony CLO XV Ltd. 2014-15A AR, 3M USD LIBOR + 1.180%^	3.53	#	10/17/2026	1,100,000	1,100,000	1,100,135
TCI-Symphony CLO Ltd. 2016-1A A, 3M USD LIBOR + 1.480%^	3.82	#	10/13/2029	320,000	320,000	321,140
Treman Park CLO Ltd. 2015-1A AR, 3M USD LIBOR + 1.370%^	3.73	#	4/20/2027	970,000	970,000	970,297
VMC Finance 2018-FL1 LLC, 1M USD LIBOR + 0.820%^	2.89	#	4/15/2035	926,861	926,861	927,240

Total CDO/CLO				18,898,651	18,893,842	18,903,289

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities — 36.7%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%^	2.27	# %	9/15/2041	129,482	$125,821	$123,043
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	2.79	#	7/25/2056	126,362	123,634	126,187
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.59	#	7/25/2058	100,000	86,557	89,553
AccessLex Institute 2002-A A2, 28 Day ARS¤	1.96	#	9/25/2037	550,000	508,218	546,700
AccessLex Institute 2004-A A3, 28 day ARS	1.70	#	7/1/2039	1,400,000	1,374,551	1,372,497
AccessLex Institute 2005-1 A3, 3M USD LIBOR + 0.150%	2.48	#	6/22/2022	20,708	20,506	20,706
Accredited Mortgage Loan Trust 2004-04 A2D, 1M USD LIBOR + 0.700%	2.79	#	1/25/2035	509,926	500,250	504,565
American Credit Acceptance Receivables Trust 2017-1 B^	2.39		2/16/2021	454,548	454,518	453,956
American Credit Acceptance Receivables Trust 2017-4 C^	2.94		1/10/2024	1,790,000	1,789,941	1,778,734
AmeriCredit Automobile Receivables Trust 2014-1 D	2.54		6/8/2020	310,000	309,792	309,955
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	78,000	78,000	78,112
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	2.99	#	10/25/2034	274,742	250,480	272,963
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	200,000	199,971	198,807
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	2.84	#	3/25/2035	296,403	294,702	294,772
Avant Loans Funding Trust 2018-A^	3.09		6/15/2021	720,000	719,982	719,596
BCC Funding XIV LLC^	2.20		2/20/2019	2,508,324	2,508,324	2,507,105
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	97,973	97,685	97,966
BRE Grand Islander Timeshare Issuer LLC 2017-1A A^	2.94		5/25/2029	248,032	247,975	241,887
BRE Grand Islander Timeshare Issuer LLC 2017-1A B^	3.24		5/25/2029	204,262	204,235	198,258
Capital Automotive LLC 2017-1A A1^	3.87		4/15/2047	306,383	306,296	305,778
Castlelake Aircraft Securitization Trust 2018-1^	4.13		6/15/2043	600,000	599,548	602,760
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	40,125	39,809	39,809
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	2.34	#	6/25/2036	132,391	129,400	132,612
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	2.56	#	6/28/2040	797,663	753,132	752,869
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates 2005-OPT3 M2, 1M USD LIBOR + 0.675%	2.77	#	5/25/2035	78,215	78,028	78,263
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	46,700	46,502	45,801
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	932,191	922,314	919,129

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
CLI Funding V LLC 2014-1A A^	3.29%		6/18/2029	782,180	$778,320	$769,726
CLI Funding VI LLC 2017-1A A^	3.62		5/18/2042	1,758,706	1,762,310	1,733,828
College Ave Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%^	3.29	#	12/26/2047	460,334	460,334	460,240
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.84	#	1/15/2037	179,552	158,860	168,372
Commonbond Student Loan Trust 2016-B A1^	2.73		10/25/2040	1,520,484	1,526,587	1,483,050
Commonbond Student Loan Trust 2017-A-GS^	5.28		5/25/2041	651,676	651,597	652,365
Commonbond Student Loan Trust 2018-A-GS^	3.82		2/25/2044	440,000	439,901	437,982
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	23,842	23,840	23,839
CPS Auto Receivables Trust 2016-C A^	1.62		1/15/2020	10,186	10,186	10,182
CPS Auto Receivables Trust 2016-C B^	2.48		9/15/2020	180,000	179,990	179,700
CPS Auto Receivables Trust 2018-A^	2.16		5/17/2021	281,152	281,148	280,123
CPS Auto Trust 2017-A B^	2.68		5/17/2021	1,200,000	1,200,000	1,196,569
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	46,459	44,424	43,214
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	1,161,000	1,169,440	1,162,949
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	332,009	329,820	331,648
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	17,505	17,503	17,471
Diamond Resorts Owner Trust 2015-2 A^	2.99		5/22/2028	68,257	68,942	67,778
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	24,821	24,820	24,570
Diamond Resorts Owner Trust 2016-1 A^	3.08		11/20/2028	477,046	477,046	465,889
Domino’s Pizza Master Issuer LLC^	4.12		7/25/2048	660,000	660,000	677,343
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	54,325	53,694	53,971
DRB Prime Student Loan Trust 2015-B A2^	3.17		7/25/2031	154,152	153,602	153,553
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	19,667	19,666	19,378
DRB Prime Student Loan Trust 2015-D A1, 1M USD LIBOR + 1.700%^	3.79	#	1/25/2040	167,726	165,628	170,999
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	656,206	655,545	655,903
DRB Prime Student Loan Trust 2016-A A1, 1M USD LIBOR + 2.000%^	4.09	#	4/25/2040	867,460	887,687	891,635
DRB Prime Student Loan Trust 2016-B A2^	2.89		6/25/2040	179,708	179,657	175,852
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^¤	3.99	#	10/25/2044	897,715	897,715	911,181
Drive Auto Receivables Trust 2015-AA C^	3.06		5/17/2021	121,212	122,150	121,364
Drive Auto Receivables Trust 2017-1 C	2.84		4/15/2022	350,000	349,960	349,469
Drive Auto Receivables Trust 2017-2 C	2.75		9/15/2023	200,000	199,992	199,568
Drive Auto Receivables Trust 2018-2	3.22		4/15/2022	380,000	379,951	380,145
Drug Royalty Corp Inc. 2012-1 A1, 3M USD LIBOR + 5.250%^	6.13	#	7/15/2024	20,590	20,977	20,713
DT Auto Owner Trust 2018-1^	2.59		5/17/2021	1,682,052	1,682,025	1,679,438
DT Auto Owner Trust 2018-1^	3.04		1/18/2022	570,000	569,955	568,027
Earnest Student Loan Program LLC 2016-B A1, 1M USD LIBOR + 2.050%^	4.14	#	2/26/2035	160,448	160,448	166,633
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	297,572	295,947	286,413
Earnest Student Loan Program LLC 2016-D A2^	2.72		1/25/2041	328,690	328,592	323,604

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	3.44	# %	7/26/2066	446,238	$446,238	$453,528
ECMC Group Student Loan Trust 2017-1A A, 1M USD LIBOR + 1.200%^	3.29	#	12/27/2066	1,266,328	1,266,328	1,287,447
ECMC Group Student Loan Trust 2018-1, 1M USD LIBOR + 0.750%^	2.84	#	2/27/2068	1,638,224	1,638,224	1,640,272
EdLinc Student Loan Funding Trust 2017-A A, 1M USD LIBOR - 1.150%^	3.35	#	12/1/2047	1,777,609	1,765,368	1,767,107
Education Loan Asset-Backed Trust I 2013-1 A1, 1M USD LIBOR + 0.800%^	2.89	#	6/25/2026	393,050	388,857	393,215
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02	**#	2/25/2027	23,633	23,460	23,275
Elara HGV Timeshare Issuer LLC 2016-A A^	2.73		4/25/2028	1,521,180	1,492,502	1,488,484
Elara HGV Timeshare Issuer LLC 2017-A A^	2.69		3/25/2030	468,247	468,207	458,143
Element Rail Leasing II LLC 2015-1A A1+^	2.71		2/19/2045	339,016	336,114	334,548
Element Rail Leasing II LLC 2015-1A A1+^	3.97		3/19/2046	117,618	117,618	118,633
Element Rail Leasing II LLC 2016-1A A2+^	5.05		3/19/2046	800,000	813,080	833,218
ELFI Graduate Loan Program LLC 2018-A, 1M USD LIBOR + 0.750%^	2.84	#	8/25/2042	1,294,673	1,294,673	1,294,676
ELFI Graduate Loan Program LLC 2018-A^	4.00		8/25/2042	460,000	450,992	447,908
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	130,110	130,085	127,181
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	146,439	146,427	146,167
Enterprise Fleet Financing LLC 2017-1 A3^	2.60		7/20/2022	240,000	239,955	238,042
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	800,000	807,642	806,453
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	240,000	239,971	239,763
Exeter Automobile Receivables Trust 2017-1A B^	3.00		12/15/2021	430,000	429,930	429,746
Exeter Automobile Receivables Trust 2018-1^	2.75		4/15/2022	480,000	480,000	475,761
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	3.67	#	1/25/2035	250,800	251,910	250,989
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,980	512,419
First Investors Auto Owner Trust 2017-3A B^	2.72		4/17/2023	560,000	559,963	549,945
First Investors Auto Owner Trust 2018-1^	3.22		1/17/2023	540,000	539,952	539,951
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	9,655	9,654	9,644
Flagship Credit Auto Trust 2015-3 A^	2.38		10/15/2020	101,283	101,520	101,158
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	91,904	91,787	91,929
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	310,000	309,982	308,104
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	1,940,000	1,941,078	1,925,754
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	410,000	409,983	405,763
Flagship Credit Auto Trust 2017-1 B^	2.83		3/15/2023	895,000	894,978	891,625
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	1,140,000	1,139,048	1,118,425
Flagship Credit Auto Trust 2018-1^	3.13		1/17/2023	2,250,000	2,249,554	2,234,809
Flagship Credit Auto Trust 2018-2^	2.97		10/17/2022	916,894	916,894	915,861

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
FRS I LLC 2013-1A A1^	1.80%		4/15/2043	13,866	$13,731	$13,777
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	188,583	188,547	185,300
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%^	3.03	#	8/25/2048	175,769	168,831	175,589
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%^	3.59	#	9/25/2043	100,000	76,517	98,173
Goodgreen 2018-1^	3.93		10/15/2053	1,153,900	1,153,781	1,159,275
Goodgreen Trust 2016-1 A^	3.23		10/15/2052	507,760	507,513	492,288
Hero Funding 2017-3A A1^	3.19		9/20/2048	791,795	791,530	765,648
HERO FUNDING 2018-1^	4.67		9/20/2048	944,032	967,585	972,169
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	808,817	823,344	828,523
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	347,237	347,102	346,321
HERO Funding Trust 2017-2A A1^	3.28		9/20/2048	123,842	123,826	122,272
HERO Funding Trust 2017-2A A2^	4.07		9/20/2048	97,304	99,688	98,642
Hertz Vehicle Financing II LP^	3.29		2/25/2024	2,830,000	2,766,860	2,771,336
Hertz Vehicle Financing II LP^	3.60		2/25/2024	1,320,000	1,319,554	1,283,122
Higher Education Funding I 2004-1 B1, 28 day ARS^	3.41		1/1/2044	950,000	829,766	892,662
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	40,480	39,974	40,197
Hilton Grand Vacations Trust 2017-AA B^	2.96	**#	12/26/2028	295,080	295,068	286,808
Laurel Road Prime Student Loan Trust 2017-B CFX^	3.61		8/25/2042	452,635	452,566	434,318
Laurel Road Prime Student Loan Trust 2017-C B^	2.95		11/25/2042	590,000	589,773	567,876
Lendmark Funding Trust 2017-1A^	2.83		12/22/2025	570,000	569,011	565,045
Lendmark Funding Trust 2017-2A A^	2.80		5/20/2026	679,964	679,939	671,088
Lendmark Funding Trust 2018-1^	3.81		12/21/2026	630,000	629,966	631,712
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	480,000	479,914	481,516
Mariner Finance Issuance Trust 2017-BA B^	2.92		12/20/2029	2,100,000	2,099,794	2,069,559
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	46,233	46,270	46,250
Marlette Funding Trust 2017-1A A^	2.83		3/15/2024	654,929	656,465	654,579
Marlette Funding Trust 2017-2A A^	2.39		7/15/2024	213,858	213,857	213,408
Marlette Funding Trust 2017-3A A^	2.36		12/15/2024	302,668	302,653	301,455
Marlette Funding Trust 2018-1^	2.61		3/15/2028	1,857,679	1,857,593	1,852,429
Marlette Funding Trust 2018-2^	3.06		7/17/2028	570,000	570,000	569,999
Mosaic Solar Loan Trust 2018-2-GS^	4.20		2/20/2044	670,000	669,891	669,891
Mosaic Solar Loans LLC 2017-1A A^	4.45		6/20/2042	101,942	101,914	104,060
Mosaic Solar Loans LLC 2017-2A D^	Zero Coupon		9/20/2042	890,000	793,100	809,866
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	276,965	274,975	271,761
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	34,273	34,271	33,501
MVW Owner Trust 2016-1A A^	2.25		12/20/2033	1,563,361	1,550,294	1,521,406
MVW Owner Trust 2017-1A A^	2.42		12/20/2034	103,287	103,272	100,651
Nations Equipment Finance Funding III LLC 2016-1A A^	3.61		2/20/2021	38,804	38,804	38,819

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	2.79	# %	12/15/2059	320,000	$320,000	$319,982
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	3.59	#	7/25/2052	1,100,000	1,094,546	1,136,988
Navient Student Loan Trust 2015-2 A3, 1M USD LIBOR + 0.570%	2.66	#	11/26/2040	500,000	492,793	500,000
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%^	3.34	#	6/25/2065	987,266	991,519	1,013,100
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%^	3.39	#	3/25/2066	550,000	550,000	570,326
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	3.24	#	7/26/2066	1,000,000	1,000,000	1,024,291
Navient Student Loan Trust 2017-5A A, 1M USD LIBOR + 0.800%^	2.89	#	7/26/2066	577,347	576,687	582,673
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%^	2.81	#	3/25/2067	1,600,000	1,600,000	1,604,978
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%^	2.84	#	3/25/2067	1,360,000	1,360,000	1,357,670
Navient Student Loan Trust 2018-3, 1M USD LIBOR + 0.800%^	2.89	#	3/25/2067	1,600,000	1,600,000	1,600,000
Navistar Financial Dealer Note Master Owner Trust II 2016-1 A, 1M LIBOR + 1.350%^	3.44	#	9/27/2021	550,000	550,000	551,360
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%^	3.65	#	12/26/2040	267,151	267,151	267,639
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	192,362	191,132	185,692
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.56	#	1/25/2038	1,080,866	1,015,526	1,010,869
Nelnet Student Loan Trust 2014-6A A, 1M USD LIBOR + 0.650%^	2.74	#	11/25/2052	334,062	323,793	335,345
Nelnet Student Loan Trust 2018-1A, 1M USD LIBOR + 0.760%^	2.85	#	5/25/2066	1,390,000	1,390,000	1,389,998
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	1,950,000	1,950,000	1,931,780
NextGear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,996	99,917
NextGear Floorplan Master Owner Trust 2016-1A A1, 1M LIBOR + 1.700%^	3.77	#	4/15/2021	490,000	490,000	495,245
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19		9/15/2021	762,000	760,142	754,691
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	3.11	#	10/30/2045	188,658	180,827	187,224
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%^	3.34	#	5/27/2036	209,424	200,597	209,243

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NovaStar Mortgage Funding Trust 2004-4 M5, 1M LIBOR + 1.725%	3.82	# %	3/25/2035	486,909	$486,789	$496,413
NP SPE II LLC 2017-1A A1^	3.37		10/21/2047	430,800	430,800	421,420
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	900,000	900,000	899,133
OneMain Direct Auto Receivables Trust 2017-2A A^	2.31		12/14/2021	1,130,000	1,129,884	1,121,657
Orange Lake Timeshare Trust 2016-A A^	2.61		3/8/2029	188,448	188,429	181,153
Orange Lake Timeshare Trust 2016-A B^	2.91		3/8/2029	593,054	584,690	581,628
Oscar US Funding Trust II 2015 1A A3+^	1.86		10/15/2019	71,946	71,849	71,888
Oscar US Funding Trust II 2015 1A A4+^	2.44		6/15/2022	270,000	264,611	268,990
Oscar US Funding Trust IV 2016 1A A2B, 1M USD LIBOR + 1.700%+^	3.62	#	7/15/2020	23,016	23,016	23,098
Oscar US Funding Trust IV 2016-1A A2A+^	2.53		7/15/2020	57,540	57,630	57,512
Oscar US Funding Trust V 2016-2A A2A+^	2.31		11/15/2019	80,825	80,820	80,688
Oscar US Funding Trust VI LLC 2017-1A A3+^	2.82		6/10/2021	370,000	369,952	368,404
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	500,000	501,787	498,553
OSCAR US Funding Trust VIII LLC+^	2.91		4/12/2021	620,000	619,954	618,090
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	170,000	170,000	169,243
PHEAA Student Loan Trust 2016-2A A, 1M USD LIBOR + 0.950%^	3.04	#	11/25/2065	621,261	621,261	629,211
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.37	#	5/25/2036	64,702	62,254	64,644
Prestige Auto Receivables Trust 2015-1 B^	2.04		4/15/2021	32,394	32,465	32,388
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	540,000	543,670	541,002
Santander Drive Auto Receivables Trust 2016-1 B	2.47		12/15/2020	168,668	168,664	168,644
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	437,342	435,430
SBA Tower Trust^	2.88		7/9/2021	880,000	875,644	854,801
SBA Tower Trust^	3.17		4/11/2022	630,000	630,853	613,623
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	590,000	591,503	586,261
Sierra Timeshare 2014-1 Receivables Funding LLC^	2.42		3/20/2030	1,019,471	1,016,353	1,016,533
Sierra Timeshare 2014-3 Receivables Funding LLC^	2.80		10/20/2031	634,531	631,805	631,588
Sierra Timeshare 2015-1 Receivables Funding LLC^	3.05		3/22/2032	719,168	716,518	715,120
Sierra Timeshare 2015-2 Receivables Funding LLC^	2.43		6/20/2032	563,946	559,098	557,584
Sierra Timeshare 2016-2 Receivables Funding LLC^	2.78		7/20/2033	487,896	483,394	482,139
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	330,910	323,945	330,148

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05%		6/20/2031	44,430	$43,977	$44,232
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	174,496	173,532	173,371
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	24,585	24,585	24,408
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	131,248	129,758	128,821
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	1,087,610	1,082,686	1,081,141
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	24,585	24,581	24,197
Sierra Timeshare Receivables Funding LLC 2017-1A A^	2.91		3/20/2034	708,048	710,618	702,106
SLC Private Student Loan Trust 2006-A C, 3M USD LIBOR + 0.450%	2.80	#	7/15/2036	350,000	311,634	336,645
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.54	#	2/15/2045	435,640	381,473	403,683
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.57	#	12/15/2039	1,939,345	1,799,942	1,824,437
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.59	#	1/25/2041	799,358	750,774	760,144
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.600%^	2.96	#	10/25/2065	4,450,000	4,434,739	4,398,728
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	2.66	#	7/25/2025	40,000	38,710	39,903
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.99	#	6/15/2038	115,058	105,788	110,456
SLM Student Loan Trust 2004-10, 3M USD LIBOR + 0.600%^	2.96	#	10/25/2029	1,100,000	1,100,000	1,104,813
SLM Student Loan Trust 2004-3A A6A, 3M USD LIBOR + 0.550%^	2.91	#	10/25/2064	1,550,000	1,522,283	1,541,578
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.54	#	7/25/2055	382,441	319,872	364,025
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.65	#	1/25/2044	1,618,704	1,505,270	1,512,829
SLM Student Loan Trust 2005-7, 3M USD LIBOR + 0.750%	3.11	#	1/25/2040	1,400,000	1,395,236	1,394,750
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	2.66	#	1/25/2041	932,506	889,670	890,247
SLM Student Loan Trust 2005-9, 3 mo. Euribor + 0.600%	2.96	#	1/25/2041	1,280,000	1,264,179	1,272,479
SLM Student Loan Trust 2006-10, 3M USD LIBOR + 0.150%	2.51	#	3/25/2044	1,800,000	1,735,062	1,736,132

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2006-10, 3M USD LIBOR + 0.220%	2.58	# %	3/25/2044	1,436,601	$1,355,416	$1,355,562
SLM Student Loan Trust 2006-2, 3M USD LIBOR + 0.170%	2.53	#	1/25/2041	1,250,000	1,218,486	1,220,635
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.57	#	10/25/2040	642,000	569,345	608,290
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.56	#	1/27/2042	624,291	578,783	593,904
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	2.46	#	1/26/2026	85,055	83,114	84,926
SLM Student Loan Trust 2007-1 A6, 3M USD LIBOR + 0.140%	2.50	#	1/27/2042	200,000	192,094	192,879
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%^	3.22	#	5/15/2026	584,591	588,613	590,160
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%^	3.07	#	6/15/2027	84,272	82,933	84,976
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%^	3.57	#	2/17/2032	900,000	920,088	922,681
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%^	4.02	#	8/16/2032	700,000	730,223	732,109
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%^	3.52	#	2/17/2032	124,069	124,069	126,684
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%^	3.17	#	9/15/2034	280,000	280,000	283,846
SMB Private Education Loan Trust 2017-B A2B, 1M USD LIBOR + 0.750%^	2.82	#	10/15/2035	670,000	670,000	671,956
SMB Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	2.80	#	1/15/2037	1,050,000	1,050,000	1,049,773
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	544,021	545,822	542,835
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	200,427	200,401	200,091
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	183,774	183,771	183,207
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	1,059,739	1,056,551	1,055,383
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	468,042	467,364	467,624
SoFi Consumer Loan Program LLC 2017-3 A^	2.77		5/25/2026	709,807	709,807	704,208
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	362,326	362,495	362,887
Sofi Professional Loan Program 2018-A LLC^¤	Zero Coupon		2/25/2042	1,372,500	991,656	985,730
Sofi Professional Loan Program 2018-B Trust^¤	Zero Coupon		8/26/2047	1,265,700	687,529	721,196
SoFi Professional Loan Program LLC 2015-A RC^¤	Zero Coupon		3/25/2033	300	844,125	442,500
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	36,418	36,245	35,795
SoFi Professional Loan Program LLC 2016 A A1, 1M USD LIBOR + 1.750%^	3.84	#	8/25/2036	138,507	137,328	142,734

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%^	3.29	# %	6/25/2033	480,937	$486,423	$487,723
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%^	3.04	#	1/25/2039	101,868	101,868	102,577
SoFi Professional Loan Program LLC 2016-E A2B^	2.49		1/25/2036	330,000	329,385	322,195
SoFi Professional Loan Program LLC 2017-D R1^¤	Zero Coupon		9/25/2040	1,233,700	714,350	740,220
SpringCastle America Funding LLC 2016-AA A^	3.05		4/25/2029	410,059	410,045	408,543
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	1,560,000	1,559,784	1,551,962
SPS Servicer Advance Receivable 2016-T1 AT1^	2.53		11/16/2048	1,040,000	1,039,912	1,044,763
SVO VOI Mortgage LLC 2012-AA A^	2.00		9/20/2029	267,556	264,228	263,083
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	2,245,800	2,263,388	2,248,783
TAL Advantage LLC 2017-1A A	4.50		4/20/2042	638,576	646,109	651,193
Tesla Auto Lease Trust 2018-A^	2.32		12/20/2019	423,130	423,123	421,838
Tesla Auto Lease Trust 2018-A^	2.75		2/20/2020	275,000	274,982	273,964
TLF National Tax Lien Trust 2017-1^	3.09		12/15/2029	1,043,845	1,043,809	1,043,183
TPG Real Estate Finance 2018-FL-1 Issuer Ltd., 1M USD LIBOR + 0.750%^	2.82	#	2/15/2035	680,000	680,000	679,996
Trafigura Securitisation Finance PLC 2017-1, 1M USD LIBOR + 1.700%+^	3.77	#	12/15/2020	900,000	902,576	901,628
Trinity Rail Leasing LP^	3.82		6/17/2048	1,000,000	999,632	999,632
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	1,249,401	1,332,939	1,316,939
TRIP Rail Master Funding LLC 2014-1A A2^	4.09		4/15/2044	700,000	713,771	694,913
TRIP Rail Master Funding LLC 2017-1A A1^	2.71		8/15/2047	209,395	209,392	206,425
VSE VOI Mortgage LLC 2016-A A^	2.54		7/20/2033	476,214	476,169	465,475
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.66	#	10/25/2040	718,127	659,037	663,970
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	330,170	330,117	322,359
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	143,173	143,016	143,110
Westgate Resorts LLC 2017-1A A^	3.05		12/20/2030	389,815	389,815	386,177
Westgate Resorts LLC 2018-1^	3.38		12/20/2031	762,327	761,001	760,905

Total Other Asset-Backed Securities				160,482,334	158,443,110	158,107,550

Total Asset-Backed Securities				179,380,985	177,336,952	177,010,839

Corporate Bonds — 46.0%*:

Advertising — 0.2%*:
S&P Global, Inc.	3.30		8/14/2020	700,000	716,485	700,751

Aerospace/Defense — 0.5%*:
Harris Corp.	2.70		4/27/2020	2,140,000	2,135,457	2,121,054

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Agriculture — 1.0%*:
Bunge Ltd. Finance Corp.	3.00%		9/25/2022	1,040,000	$1,035,101	$1,001,339
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,220,000	1,242,080	1,219,284
Imperial Brands Finance PLC+^	2.05		7/20/2018	335,000	334,969	334,934
Imperial Brands Finance PLC+^	2.95		7/21/2020	1,747,000	1,768,050	1,728,994

Total Agriculture				4,342,000	4,380,200	4,284,551

Airlines — 0.4%*:
Delta Air Lines, Inc.	3.63		3/15/2022	1,700,000	1,710,023	1,680,815

Auto Manufacturers — 1.6%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	2.83	#	4/5/2021	1,135,000	1,135,000	1,138,957
Ford Motor Credit Co. LLC, 3M USD LIBOR +1.235%	3.59	#	2/15/2023	985,000	985,000	991,065
General Motors Financial Co., Inc.	3.25		1/5/2023	2,590,000	2,544,070	2,509,892
Hyundai Capital America^	2.00		7/1/2019	70,000	69,983	69,089
Hyundai Capital America^	2.40		10/30/2018	150,000	150,009	149,779
Hyundai Capital America^	2.55		2/6/2019	1,138,000	1,140,493	1,133,798
Hyundai Capital America^	3.00		10/30/2020	480,000	484,271	473,409
Nissan Motor Acceptance Corp.+^	1.90		9/14/2021	670,000	666,410	637,618

Total Auto Manufacturers				7,218,000	7,175,236	7,103,607

Auto Parts&Equipment — 0.5%*:
Lear Corp.	5.25		1/15/2025	300,000	320,972	308,536
Lear Corp.	5.38		3/15/2024	1,660,000	1,762,082	1,721,850

Total Auto Parts&Equipment				1,960,000	2,083,054	2,030,386

Beverages — 0.6%*:
Anheuser-Busch InBev Finance, Inc.+	2.65		2/1/2021	373,000	377,203	367,859
Anheuser-Busch InBev Worldwide, Inc.+	3.50		1/12/2024	761,000	756,708	756,301
Maple Escrow Subsidiary, Inc.^	4.06		5/25/2023	1,305,000	1,305,000	1,308,182
Molson Coors Brewing Co.	2.10		7/15/2021	325,000	323,182	311,652

Total Beverages				2,764,000	2,762,093	2,743,994

Biotechnology — 0.4%*:
Celgene Corp.	3.25		2/20/2023	804,000	784,377	785,392
Celgene Corp.	3.55		8/15/2022	475,000	487,028	471,386
Celgene Corp.	4.00		8/15/2023	619,000	632,556	624,257

Total Biotechnology				1,898,000	1,903,961	1,881,035

Chemicals — 1.7%*:
CF Industries, Inc.	7.13		5/1/2020	151,000	162,334	159,494
Incitec Pivot Finance LLC+^	6.00		12/10/2019	1,443,000	1,508,201	1,491,938
LyondellBasell Industries NV	5.00		4/15/2019	945,000	963,510	954,343
LyondellBasell Industries NV	6.00		11/15/2021	985,000	1,088,255	1,054,159

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals (Continued)
RPM International, Inc.	3.45%		11/15/2022	380,000	$391,248	$374,347
RPM International, Inc.	6.13		10/15/2019	1,205,000	1,259,433	1,246,260
Sherwin-Williams Co. (The)	2.75		6/1/2022	1,245,000	1,245,820	1,206,399
Syngenta Finance NV+^	3.70		4/24/2020	790,000	790,000	787,131

Total Chemicals				7,144,000	7,408,801	7,274,071

Commercial Banks — 7.5%*:
Banco Santander SA+	3.50		4/11/2022	2,400,000	2,412,357	2,341,045
Bancolombia SA+	5.95		6/3/2021	315,000	335,156	331,676
Bank of America Corp.	2.82	**#	7/21/2023	4,320,000	4,292,223	4,177,123
Barclays PLC, 3M USD LIBOR + 1.380%+	3.71	#	5/16/2024	885,000	885,000	877,699
Citigroup, Inc.	3.14	**#	1/24/2023	2,140,000	2,127,883	2,096,596
Compass Bank	5.50		4/1/2020	2,403,000	2,488,267	2,472,209
Discover Bank	3.35		2/6/2023	1,667,000	1,667,136	1,624,487
Discover Bank	4.20		8/8/2023	635,000	653,269	640,731
First Horizon National Corp.	3.50		12/15/2020	1,870,000	1,882,773	1,876,249
Goldman Sachs Group, Inc. (The)	2.88		2/25/2021	3,285,000	3,319,837	3,242,270
Goldman Sachs Group, Inc. (The)	3.20		2/23/2023	980,000	979,178	954,954
JPMorgan Chase & Co.	4.50		1/24/2022	2,045,000	2,161,084	2,115,373
Macquarie Bank Ltd.+^	2.85		1/15/2021	130,000	132,538	128,032
Mitsubishi UFJ Financial Group, Inc.+	2.67		7/25/2022	2,345,000	2,290,042	2,263,327
Morgan Stanley MTN	3.75		2/25/2023	2,365,000	2,437,739	2,367,681
Regions Financial Corp.	3.20		2/8/2021	1,940,000	1,976,330	1,929,954
Sumitomo Mitsui Financial Group, Inc.+	2.06		7/14/2021	682,000	677,505	654,033
Sumitomo Mitsui Financial Group, Inc.+	2.85		1/11/2022	580,000	584,070	566,490
SVB Financial Group	5.38		9/15/2020	200,000	210,898	208,490
Synchrony Bank	3.00		6/15/2022	1,380,000	1,357,509	1,328,927
Turkiye Garanti Bankasi AS+^	4.75		10/17/2019	325,000	329,699	322,049

Total Commercial Banks				32,892,000	33,200,493	32,519,395

Construction Materials — 1.2%*:
Holcim US Finance Sarl & Cie SCS+^	6.00		12/30/2019	1,990,000	2,090,327	2,062,433
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.500%	2.82	#	12/20/2019	445,000	445,000	445,734
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.650%	2.98	#	5/22/2020	530,000	530,000	531,295
Masco Corp.	3.50		4/1/2021	590,000	594,878	589,226
Masco Corp.	7.13		3/15/2020	124,000	133,622	131,343
Standard Industries, Inc.^	5.50		2/15/2023	1,385,000	1,423,051	1,398,850

Total Construction Materials				5,064,000	5,216,878	5,158,881

Diversified Financial Services — 3.1%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95		2/1/2022	1,530,000	1,563,789	1,520,974

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	4.50%		5/15/2021	300,000	$313,918	$305,663
Aircastle Ltd.	5.00		4/1/2023	2,471,000	2,633,449	2,480,266
Ally Financial, Inc.	4.75		9/10/2018	2,581,000	2,590,697	2,585,839
Athene Global Funding^	4.00		1/25/2022	2,551,000	2,587,518	2,569,286
Genpact Luxembourg Sarl^	3.70		4/1/2022	1,575,000	1,578,309	1,538,626
Lazard Group LLC	4.25		11/14/2020	2,173,000	2,246,851	2,215,538

Total Diversified Financial Services				13,181,000	13,514,531	13,216,192

Electric — 1.7%*:
Ameren Corp.	2.70		11/15/2020	760,000	766,517	751,601
Duke Energy Corp.	1.80		9/1/2021	780,000	764,964	746,618
EDP Finance BV+^	4.13		1/15/2020	981,000	1,002,864	989,025
Enel Finance International NV+^	2.88		5/25/2022	1,050,000	1,047,505	1,000,468
Entergy Corp.	4.00		7/15/2022	750,000	776,741	760,445
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,923	449,738
Entergy Texas, Inc.	7.13		2/1/2019	934,000	961,010	955,509
Israel Electric Corp. Ltd.+^	7.25		1/15/2019	607,000	621,176	618,685
Puget Energy, Inc.	6.00		9/1/2021	675,000	741,666	721,903
Puget Energy, Inc.	6.50		12/15/2020	321,000	350,338	343,760

Total Electric				7,318,000	7,492,704	7,337,752

Electronics — 0.2%*:
FLIR Systems, Inc.	3.13		6/15/2021	480,000	486,886	474,740
Tech Data Corp.	3.70		2/15/2022	260,000	259,709	254,297

Total Electronics				740,000	746,595	729,037

Food — 0.9%*:
Danone SA+^	2.08		11/2/2021	2,110,000	2,097,406	2,017,111
JBS Investments GmbH^	7.75		10/28/2020	415,000	432,066	422,262
Mondelez International Holdings Netherlands B.V.^	2.00		10/28/2021	1,419,000	1,386,755	1,353,809

Total Food				3,944,000	3,916,227	3,793,182

Healthcare-Products — 1.5%*:
Abbott Laboratories	2.90		11/30/2021	1,460,000	1,465,009	1,437,040
Abbott Laboratories	3.25		4/15/2023	275,000	271,087	271,140
Becton Dickinson and Co., 3M USD LIBOR + 0.875%	3.21	#	12/29/2020	2,135,000	2,136,607	2,138,488
Boston Scientific Corp.	2.85		5/15/2020	350,000	351,993	347,396
CVS Health Corp.	2.13		6/1/2021	1,815,000	1,801,121	1,744,745
CVS Health Corp.	3.70		3/9/2023	620,000	614,760	616,856

Total Healthcare-Products				6,655,000	6,640,577	6,555,665

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Services — 1.2%*:
Cigna Corp.	4.00%	2/15/2022	942,000	$984,178	$955,164
Cigna Corp.	4.50	3/15/2021	1,170,000	1,228,019	1,194,740
HCA, Inc.	3.75	3/15/2019	2,160,000	2,175,962	2,168,100
Laboratory Corp. of America Holdings	2.63	2/1/2020	710,000	711,440	704,339

Total Healthcare-Services			4,982,000	5,099,599	5,022,343

Home Builders — 0.5%*:
Lennar Corp.	4.50	6/15/2019	150,000	151,156	150,375
Lennar Corp.	4.50	11/15/2019	1,090,000	1,108,333	1,096,813
Lennar Corp.	4.75	4/1/2021	900,000	930,386	912,825

Total Home Builders			2,140,000	2,189,875	2,160,013

Insurance — 3.1%*:
American International Group, Inc.	3.30	3/1/2021	1,125,000	1,132,933	1,124,205
AmTrust Financial Services, Inc.	6.13	8/15/2023	780,000	775,753	751,725
CNA Financial Corp.	5.75	8/15/2021	941,000	1,010,794	998,088
Enstar Group Ltd.+	4.50	3/10/2022	950,000	960,014	946,967
Jackson National Life Global Funding^	2.50	6/27/2022	1,925,000	1,921,248	1,855,750
Lincoln National Corp.	4.00	9/1/2023	222,000	229,139	223,822
Lincoln National Corp.	4.20	3/15/2022	725,000	764,714	742,978
Lincoln National Corp.	6.25	2/15/2020	400,000	420,865	419,283
Nuveen FIinance LLC^	2.95	11/1/2019	2,070,000	2,088,259	2,061,925
Reinsurance Group of America, Inc.	5.00	6/1/2021	1,429,000	1,513,227	1,480,953
Trinity Acquisition PLC	3.50	9/15/2021	1,316,000	1,328,309	1,305,241
Willis Towers Watson PLC	5.75	3/15/2021	370,000	392,548	390,071
XLIT Ltd.	5.75	10/1/2021	925,000	1,011,576	986,958

Total Insurance			13,178,000	13,549,379	13,287,966

Internet — 0.5%*:
Expedia, Inc.	5.95	8/15/2020	746,000	797,357	783,180
Expedia, Inc.	7.46	8/15/2018	1,249,000	1,257,012	1,255,058

Total Internet			1,995,000	2,054,369	2,038,238

Investment Company Security — 0.7%*:
Ares Capital Corp.	3.63	1/19/2022	420,000	423,213	409,580
Ares Capital Corp.	3.88	1/15/2020	607,000	615,537	608,984
Ares Capital Corp.	4.88	11/30/2018	200,000	201,342	201,429
FS Investment Corp.	4.00	7/15/2019	853,000	856,473	853,817
TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,135,863	1,088,176

Total Investment Company Security			3,220,000	3,232,428	3,161,986

IT Services — 0.9%*:
Dell International LLC/EMC Corp.^	3.48	6/1/2019	405,000	405,790	406,020
Dell International LLC/EMC Corp.^	4.42	6/15/2021	1,180,000	1,216,429	1,197,255

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

IT Services (Continued)
DXC Technology Co.	2.88%	3/27/2020	270,000	$269,505	$268,066
Leidos Holdings, Inc.	4.45	12/1/2020	1,975,000	2,019,252	1,989,812

Total IT Services			3,830,000	3,910,976	3,861,153

Leisure Time — 0.3%*:
Brunswick Corp.^	4.63	5/15/2021	1,476,000	1,497,999	1,476,063

Lodging — 0.4%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	299,198	287,729
Marriott International, Inc.	2.88	3/1/2021	1,345,000	1,360,174	1,326,326

Total Lodging			1,645,000	1,659,372	1,614,055

Machinery-Diversified — 0.6%*:
CNH Industrial Capital LLC	3.38	7/15/2019	945,000	950,331	945,756
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,124,983	1,104,450
CNH Industrial NV+	4.50	8/15/2023	450,000	460,260	452,430

Total Machinery-Diversified			2,505,000	2,535,574	2,502,636

Media — 0.9%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58	7/23/2020	1,130,000	1,143,705	1,128,565
Discovery Communications LLC	2.95	3/20/2023	545,000	544,404	521,199
Sirius XM Radio, Inc.^	3.88	8/1/2022	2,188,000	2,216,054	2,111,420
Viacom, Inc.	2.75	12/15/2019	118,000	119,395	116,930

Total Media			3,981,000	4,023,558	3,878,114

Mining — 1.6%*:
Anglo American Capital PLC+^	3.75	4/10/2022	1,350,000	1,366,384	1,340,293
Glencore Finance Canada Ltd.+^	4.25	10/25/2022	484,000	506,488	489,464
Glencore Funding LLC+^	3.00	10/27/2022	730,000	728,115	699,640
Glencore Funding LLC+^	4.13	5/30/2023	980,000	975,499	977,854
Kinross Gold Corp.	5.13	9/1/2021	990,000	1,042,780	1,015,691
Kinross Gold Corp.+	5.95	3/15/2024	1,070,000	1,109,861	1,096,750
Newcrest Finance Pty Ltd.+^	4.20	10/1/2022	1,145,000	1,200,701	1,146,272

Total Mining			6,749,000	6,929,828	6,765,964

Office/Business Equip — 0.6%*:
Pitney Bowes, Inc.	3.63	10/1/2021	2,765,000	2,744,333	2,599,238

Oil and Gas — 0.6%*:
Antero Resources Corp.	5.38	11/1/2021	480,000	489,867	486,000
Continental Resources, Inc.	5.00	9/15/2022	1,260,000	1,280,498	1,276,648
EQT Corp.	3.00	10/1/2022	1,045,000	1,042,063	1,006,598

Total Oil and Gas			2,785,000	2,812,428	2,769,246

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Packaging and Containers — 0.5%*:
Graphic Packaging International, Inc.	4.75%		4/15/2021	2,096,000	$2,178,977	$2,116,960

Pharmaceuticals — 2.2%*:
AbbVie, Inc.	2.30		5/14/2021	150,000	149,140	145,759
Bayer US Finance II LLC, 3M USD LIBOR + 1.010%^	3.35	#	12/15/2023	1,795,000	1,795,000	1,794,907
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	3.11	#	6/15/2022	2,145,000	2,155,406	2,142,855
Express Scripts Holding Co.	3.30		2/25/2021	1,590,000	1,609,824	1,584,169
Express Scripts Holding Co.	4.75		11/15/2021	950,000	1,010,415	980,121
Shire Acquisitions Investments Ireland DAC	2.40		9/23/2021	630,000	625,528	603,139
Teva Pharmaceutical Finance Netherlands III B.V.	2.20		7/21/2021	2,390,000	2,337,502	2,216,814

Total Pharmaceuticals				9,650,000	9,682,815	9,467,764

Pipelines — 1.4%*:
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	3.50		12/1/2022	290,000	289,199	283,352
Energy Transfer Partners LP	4.20		9/15/2023	2,125,000	2,124,537	2,123,957
EQT Midstream Partners LP	4.75		7/15/2023	1,250,000	1,247,021	1,247,986
Williams Cos., Inc. (The)	3.70		1/15/2023	2,320,000	2,268,442	2,244,600

Total Pipelines				5,985,000	5,929,199	5,899,895

Real Estate Investment Trusts — 1.3%*:
American Tower Corp.	2.25		1/15/2022	330,000	329,681	315,492
American Tower Corp.	3.00		6/15/2023	1,400,000	1,396,038	1,342,433
American Tower Corp.	3.30		2/15/2021	530,000	535,303	529,426
Crown Castle International Corp.	3.40		2/15/2021	1,272,000	1,293,442	1,270,510
Digital Realty Trust LP	3.40		10/1/2020	385,000	387,376	384,865
Healthcare Trust of America Holdings LP	2.95		7/1/2022	370,000	369,816	358,014
Simon Property Group LP	2.35		1/30/2022	955,000	950,813	920,801
Weyerhaeuser Co.	7.38		10/1/2019	315,000	331,710	330,997

Total REITS				5,557,000	5,594,179	5,452,538

Retail — 0.7%*:
AutoNation, Inc.	3.35		1/15/2021	1,365,000	1,377,413	1,356,060
Dollar Tree, Inc.	3.70		5/15/2023	1,070,000	1,062,644	1,060,397
QVC, Inc.	3.13		4/1/2019	857,000	862,790	856,006

Total Retail				3,292,000	3,302,847	3,272,463

Semiconductors — 0.9%*:
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00		1/15/2022	1,785,000	1,780,844	1,736,199
Microchip Technology, Inc.^	3.92		6/1/2021	835,000	835,000	836,387
NXP BV/NXP Funding LLC^	4.13		6/1/2021	1,270,000	1,295,811	1,266,825

Total Semiconductors				3,890,000	3,911,655	3,839,411

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 1.6%*:
Hughes Satellite Systems Corp.	6.50%		6/15/2019	1,932,000	$2,001,430	$1,977,305
Sprint Communications, Inc.	9.25		4/15/2022	1,005,000	1,194,756	1,130,625
Telefonaktiebolaget LM Ericsson+	4.13		5/15/2022	3,220,000	3,242,530	3,171,985
Verizon Communications, Inc.	2.95		3/15/2022	760,000	770,026	745,909

Total Telecommunications				6,917,000	7,208,742	7,025,824

Transportation — 0.8%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.50		6/15/2019	285,000	283,686	283,424
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.70		3/14/2023	410,000	402,506	389,358
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.05		1/9/2020	590,000	594,833	587,222
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.20		7/15/2020	135,000	134,959	134,667
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.30		4/1/2021	240,000	244,619	238,123
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38		2/1/2022	80,000	81,054	78,852
Penske Truck Leasing Co. LP/PTL Finance Corp.^	4.88		7/11/2022	490,000	528,687	509,481
Ryder System, Inc. MTN	2.25		9/1/2021	635,000	631,605	613,263
Ryder System, Inc. MTN	2.45		9/3/2019	200,000	201,621	198,727
Ryder System, Inc. MTN	2.55		6/1/2019	185,000	184,881	184,321
Ryder System, Inc. MTN	2.88		9/1/2020	310,000	310,363	306,599

Total Transportation				3,560,000	3,598,814	3,524,037

Trucking and Leasing — 1.3%*:
Aviation Capital Group LLC^	2.88		9/17/2018	1,465,000	1,466,543	1,465,274
Aviation Capital Group LLC^	2.88		1/20/2022	750,000	746,813	725,420
Aviation Capital Group LLC^	6.75		4/6/2021	200,000	212,938	216,042
DAE Funding LLC+^	4.00		8/1/2020	276,000	276,000	272,895
GATX Corp.	2.50		7/30/2019	250,000	251,139	248,376
GATX Corp.	2.60		3/30/2020	685,000	681,259	676,671
Park Aerospace Holdings Ltd.+^	5.25		8/15/2022	2,230,000	2,294,202	2,207,722

Total Trucking and Leasing				5,856,000	5,928,894	5,812,400

Venture Capital — 0.4%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,725,000	1,716,678	1,722,487

Total Corporate Bonds				199,439,000	202,295,833	198,401,162

Mortgage-Backed Securities — 5.0%*:
COMM Mortgage Trust 2014-UBS2 B	4.70		3/10/2047	600,000	643,352	617,413
Deephaven Residential Mortgage Trust 2018-1^	3.03	#@	12/25/2057	1,103,397	1,103,380	1,085,124
Deephaven Residential Mortgage Trust 2018-2^	3.68	#@	4/25/2058	1,745,344	1,745,326	1,754,423

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
JP Morgan Chase Commercial Mortgage Securities Corp., 1M USD LIBOR + 1.000%^	3.00	# %	6/15/2032	1,550,000	$1,550,000	$1,550,444
JP Morgan Mortgage Trust 2017-6 A5^	3.50	#@	12/25/2048	1,053,688	1,067,552	1,042,442
JP Morgan Mortgage Trust 2018-1^	3.50	#@	6/25/2048	769,871	776,197	761,177
JP Morgan Mortgage Trust 2018-3^	3.50	#@	9/25/2048	1,191,316	1,187,611	1,174,131
JP Morgan Mortgage Trust 2018-4^	3.50	#@	10/25/2048	1,026,841	1,021,784	1,015,293
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.47	#@	6/12/2047	200,713	205,496	200,511
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#@	11/25/2056	423,657	436,246	424,733
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%^	4.94	#	2/25/2023	470,000	470,000	472,832
PSMC Trust^	3.50	#@	2/25/2048	1,226,504	1,224,980	1,212,607
PSMC Trust 2018-2^	3.50	#@	6/25/2048	1,093,629	1,075,723	1,076,002
RETL 2018-RVP, 1M USD LIBOR + 1.100%^	3.17	#	3/15/2033	1,224,204	1,224,204	1,229,442
Sequoia Mortgage Trust 2015-1^	2.50	#@	1/25/2045	916,467	902,217	891,455
Sequoia Mortgage Trust 2018-3^	3.50	#@	3/25/2048	1,398,187	1,396,016	1,382,382
Sequoia Mortgage Trust 2018-5^	3.50	#@	5/25/2048	1,038,577	1,027,093	1,026,852
Sequoia Mortgage Trust 2018-CH1^	4.00	#@	2/25/2048	1,010,532	1,028,253	1,021,637
Sequoia Mortgage Trust 2018-CH2^	4.00	#@	6/25/2048	1,805,920	1,824,554	1,827,097
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#@	10/25/2031	845,044	853,473	824,882
TIAA Bank Mortgage Loan Trust 2018-2^¤	3.50	#@	7/25/2048	570,000	564,479	564,478
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#@	10/25/2046	317,455	317,455	316,031

Total Mortgage-Backed Securities				21,581,346	21,645,391	21,471,388

U.S. Treasury & Government Agencies — 3.2%*:
Federal Home Loan Mortgage Corp., 1M LIBOR + 0.450%	2.52	#	9/15/2042	326,748	325,154	329,616
Federal Home Loan Mortgage Corp., 1M LIBOR + 0.480%	2.55	#	10/15/2040	366,809	366,470	370,084
Federal Home Loan Mortgage Corp.	3.00		5/15/2039	527,898	532,544	521,743
Federal Home Loan Mortgage Corp.	3.00		8/15/2040	828,220	840,434	819,786
Federal Home Loan Mortgage Corp.	3.00		3/15/2041	705,416	714,846	698,517
Federal National Mortgage Association	3.00		4/25/2040	1,108,858	1,121,638	1,094,021
Federal National Mortgage Association	3.00		1/25/2041	559,210	566,298	554,299
U.S. Treasury Bonds(1)	8.00		11/15/2021	1,880,000	2,199,992	2,202,170
U.S. Treasury Bonds	8.13		8/15/2019	1,900,000	2,021,520	2,018,750
U.S. Treasury Bonds	8.75		5/15/2020	1,900,000	2,119,367	2,117,090
U.S. Treasury Bonds	9.00		11/15/2018	2,200,000	2,259,006	2,254,570
U.S. Treasury Note	1.63		3/15/2020	700,000	701,853	689,610

Total U.S. Treasury & Government Agencies				13,003,159	13,769,122	13,670,256

Total Fixed Income				413,404,490	415,047,298	410,553,645

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.9%*:

Call Options Purchased — 0.3%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	11,190,000	11,190,000	$561,458	$(92,253)	$469,205
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	14,590,000	14,590,000	698,861	(17,460)	681,401

Total Call Options Purchased				25,780,000	25,780,000	1,260,319	(109,713)	1,150,606

Put Options Purchased — 0.6%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	98,550	1,242,038
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	29,090,000	29,090,000	1,390,502	50,620	1,441,122

Total Put Options 51,880,000					51,880,000	2,533,990	149,170	2,683,160

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 4.3%*:

Bank Deposit — 0.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28%	7/2/2018	658,740	658,740	658,740

Commercial Paper — 4.2%*:

Electrical Components and Equipment — 0.9%*:
Molex Electronics Technologies	Zero Coupon	7/9/2018	3,750,000	3,748,008	3,748,008

Food — 0.9%*:
JM Smucker Co	Zero Coupon	7/3/2018	4,000,000	3,999,504	3,999,504

Retail — 1.0%*:
ERAC USA Finance LLC	Zero Coupon	7/23/2018	4,250,000	4,243,767	4,243,767

Software & Service — 0.6%*:
Hewlett Packard Enterprise Co.	Zero Coupon	7/11/2018	2,500,000	2,498,375	2,498,375

Telecommunications — 0.8%*:
Rogers Communications+	Zero Coupon	7/9/2018	3,500,000	3,498,227	3,498,227

Total Commercial Paper			18,000,000	17,987,881	17,987,881

Total Short-Term Investments			18,658,740	18,646,621	18,646,621

Total Investments			509,723,230	437,488,228	433,034,032

Other assets and liabilities — (0.5%)*					(2,249,832)

Net Assets — 100.0%					$430,784,200

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

MTN	Medium Term Note
OTC	Over the Counter
(1)	All or a portion of this security is held for futures collateral.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.8%
Canada	1.4%
Japan	1.3%
United Kingdom	1.1%
Ireland	1.1%
Switzerland	1.0%
Other (Individually less than 1%)	4.3%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

A summary of outstanding derivatives at June 30, 2018 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Futures
U.S. 10-Year Treasury Note	09/19/18	223	26,576,063	Long	$26,801,813	$225,750
U.S. 2-Year Treasury Note	09/28/18	822	173,912,553	Long	174,122,719	210,166

Total Long Futures						$435,916

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. 10-Year Ultra Bond	09/19/18	104	13,130,661	Short	$13,336,375	$(205,714)
U.S. 5-Year Treasury Note	09/28/18	730	82,322,268	Short	82,940,547	(618,279)

Total Short Futures						$(823,993)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

OTC Credit Default Swaps – Sell Protection(1),(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$515	$(23,860)	$(24,375)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(21,401)	(30,084)	(8,683)

Total OTC Credit Default Swaps							$(20,886)	$(53,944)	$(33,058)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 84.6%*:

Asset-Backed Securities — 26.8%*:

CDO/CLO — 4.3%*:
ALM VII Ltd. 2012-7A A1R, 3M USD LIBOR + 1.480%^	3.83	#%	10/15/2028	250,000	$250,000	$251,595
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	3.76	#	10/20/2029	250,000	250,000	251,147
Madison Park Funding XIV Ltd. 2014-14A A1R, 3M USD LIBOR + 1.120%^	3.48	#	7/20/2026	250,000	250,000	250,036
Marble Point CLO XI Ltd. 2017-2A A, 3M USD LIBOR + 1.180%^	3.54	#	12/18/2030	250,000	250,000	250,111
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%^	3.44	#	1/15/2030	250,000	250,000	250,567

Total CDO/CLO				1,250,000	1,250,000	1,253,456

Other Asset-Backed Securities — 22.5%*:
Access Group, Inc. 2006-1 B, 3M USD LIBOR + 0.450%	2.78	#	8/25/2037	84,705	74,464	81,216
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	2.79	#	7/25/2056	54,940	53,754	54,864
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.59	#	7/25/2058	100,000	86,557	89,553
AccessLex Institute 2004-1 B, 3M USD LIBOR + 0.570%	2.90	#	9/22/2037	58,933	56,596	56,612
AccessLex Institute 2004-A A3, 28 day ARS	3.15	#	7/1/2039	149,706	146,942	146,765
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	39,000	39,000	39,056
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	2.99	#	10/25/2034	49,454	45,086	49,133
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1, 1M USD LIBOR + 0.750%	2.84	#	3/25/2035	51,548	51,253	51,265
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	46,493	46,001	45,842
CLI Funding VI LLC 2016-1A A^	4.21		2/18/2041	62,640	62,634	60,954
College Avenue Student Loans LLC 2017, 1M USD LIBOR + 1.650%^	3.74	#	11/26/2046	94,382	95,875	96,333
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	2.84	#	1/15/2037	94,265	83,401	88,395
College Loan Corp. Trust I 2017-1 B2, 28 day ARS¤	3.38	#	1/25/2047	45,000	38,507	38,700
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	40,651	38,723	37,813
CWABS Asset-Backed Certificates Trust 2005-4 MV5, 1M USD LIBOR + 0.670%	3.10	#	10/25/2035	60,000	54,151	58,965
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	48,375	49,345	48,456
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	24,195	24,062	24,169
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	17,505	17,503	17,471
Diamond Resorts Owner Trust 2016-1 B^	3.37		11/20/2028	49,350	49,342	47,984
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	58,800	58,800	60,172

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
DRB Prime Student Loan Trust 2015-B A1, 1M USD LIBOR + 1.900%^	3.99	# %	10/27/2031	34,610	$34,550	$35,659
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%¤	3.99	#	10/25/2044	61,911	61,911	62,840
DRB Prime Student Loan Trust 2016-R A2¤	3.07		10/25/2044	61,911	61,900	62,221
Drug Royalty Corp Inc. 2012-1 A1, 3M USD LIBOR + 5.250%	6.13	#	7/15/2024	9,359	9,568	9,415
Earnest Student Loan Program LLC 2016-C A1, 1M USD LIBOR + 1.850%^	3.94	#	10/27/2036	37,914	37,914	38,470
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	3.44	#	7/26/2066	69,725	69,725	70,864
EdLinc Student Loan Funding Trust 2017-A A, 1M USD LIBOR - 1.150%^	3.35	#	12/1/2047	91,160	90,532	90,621
Element Rail Leasing II LLC 2015-1A A1	2.71		2/19/2045	52,156	50,445	51,469
Entergy New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	72,283	72,270	70,656
First Franklin Mortgage Loan Trust 2004-FFH4 M6, 1M USD LIBOR + 1.725%	3.82	#	1/25/2035	50,000	49,820	51,610
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	40,000	39,998	39,587
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	100,000	99,829	98,107
Goodgreen Trust 2017-1A A^	3.74		10/15/2052	87,420	87,380	87,591
Helios Issuer LLC 2017-1A A^	4.94		9/20/2049	95,079	95,035	96,551
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	90,992	92,626	93,209
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	60,290	60,167	59,868
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	45,827	45,792	45,950
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	100,000	99,982	100,316
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	4,020	4,024	4,022
Marlette Funding Trust 2017-2A B^	3.19		7/15/2024	100,000	99,993	99,493
Montana Higher Education Student Assistance Corp. 2012-1 A3, 1M USD LIBOR + 1.050%	3.13	#	7/20/2043	150,000	145,247	150,745
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	3.24	#	7/26/2066	120,000	120,000	122,915
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%^	2.81	#	3/25/2067	100,000	100,000	100,311
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%^	3.29	#	3/25/2067	100,000	100,623	100,000
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	53,434	53,092	51,581
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.56	#	1/25/2038	79,088	74,307	73,966
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	250,000	250,000	247,664
Northstar Education Finance, Inc. 2005-1 A5, 3M USD LIBOR + 0.750%	3.11	#	10/30/2045	23,830	22,841	23,649
NovaStar Mortgage Funding Trust 2004-4 M5, 1M LIBOR + 1.725%	3.82	#	3/25/2035	81,151	81,131	82,735

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11%		12/15/2050	100,000	$100,000	$99,904
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3 AT3^	2.83		10/16/2051	230,000	230,000	224,391
OSCAR US Funding Trust V 2016-2A A4^	2.99		12/15/2023	130,000	129,269	129,098
Oscar US Funding Trust VI LLC 2017-1A A4^	3.30		5/10/2024	30,000	29,994	29,913
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.37	#	5/25/2036	31,427	30,238	31,399
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	20,141	20,137	20,021
SLC Private Student Loan Trust 2006-A C, 3M USD LIBOR + 0.450%	2.80	#	7/15/2036	140,000	125,554	134,658
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.54	#	2/15/2045	91,969	79,261	85,222
SLM Student Loan Trust 2002-7 A11, 28 day ARS	4.46	#	3/15/2028	50,000	49,471	50,003
SLM Student Loan Trust 2002-7 B, 28 day ARS	5.46	#	12/15/2039	80,000	80,060	79,808
SLM Student Loan Trust 2003-2 A9, 28 day ARS	5.47	#	9/15/2028	100,000	99,778	99,999
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	2.99	#	6/15/2038	65,199	59,947	62,592
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.54	#	7/25/2055	108,404	93,222	103,184
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.65	#	1/25/2044	123,305	114,373	115,240
SLM Student Loan Trust 2006-10, 3M USD LIBOR + 0.150%	2.51	#	3/25/2044	100,000	96,334	96,452
SLM Student Loan Trust 2006-10, 3M USD LIBOR + 0.220%	2.58	#	3/25/2044	62,461	58,992	58,937
SLM Student Loan Trust 2006-4 B, 3M USD LIBOR + 0.200%	2.56	#	1/25/2070	58,833	55,098	56,258
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.57	#	10/25/2040	116,304	102,219	110,197
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.56	#	1/27/2042	56,754	53,514	53,991
SLM Student Loan Trust 2007-1 A6, 3M USD LIBOR + 0.140%	2.50	#	1/27/2042	100,000	96,047	96,440
SMB Private Education Loan Trust 2017-A B^	3.50		6/17/2041	130,000	126,099	120,755
SoFi Professional Loan Program LLC 2017-A C^	4.43		3/26/2040	100,000	99,486	98,211
SoFi Professional Loan Program LLC 2017-D BFX^	3.61		9/25/2040	100,000	99,949	97,899
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	3.48	#	8/1/2035	100,000	98,546	97,632
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.75		11/15/2049	100,000	99,986	100,911
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	68,950	69,560	71,019
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	78,800	79,040	78,905
Textainer Marine Containers V Ltd. 2017-1A A	3.72		5/20/2042	89,499	89,496	89,082
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	99,952	107,859	105,355

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
TRIP Rail Master Funding LLC 2014-1A A2^	4.09%		4/15/2044	100,000	$101,967	$99,273
Triton Container Finance IV LLC 2017-2A A^	3.62		8/20/2042	129,522	129,507	128,293
Triton Container Finance VI LLC 2017-1A A^	3.52		6/20/2042	90,308	90,292	89,725
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.66	#	10/25/2040	71,813	65,904	66,397
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	88,582	88,623	86,487

Total Other Asset-Backed Securities				6,594,325	6,432,520	6,483,454

Total Asset-Backed Securities				7,844,325	7,682,520	7,736,910

Corporate Bonds — 32.0%*:

Advertising — 0.1%*:
WPP Finance 2010+	5.63		11/15/2043	35,000	38,096	36,637

Aerospace/Defense — 0.1%*:
United Technologies Corp.	5.70		4/15/2040	25,000	31,201	28,481

Agriculture — 0.3%*:
Bunge Ltd. Finance Corp.	3.25		8/15/2026	25,000	24,980	22,818
Bunge Ltd. Finance Corp.	3.50		11/24/2020	5,000	4,998	4,997
Reynolds American, Inc.	4.45		6/12/2025	30,000	30,501	30,192
Reynolds American, Inc.	5.85		8/15/2045	25,000	30,253	27,293

Total Agriculture				85,000	90,732	85,300

Airlines — 0.1%*:
United Airlines 2018-1 Class B Pass Through Trust	4.60		3/1/2026	15,000	15,000	14,982
WestJet Airlines Ltd.	3.50		6/16/2021	14,000	13,988	13,856

Total Airlines				29,000	28,988	28,838

Auto Manufacturers — 0.8%*:
Ford Motor Co.	7.45		7/16/2031	10,000	12,391	11,750
General Motors Co.	4.20		10/1/2027	30,000	29,959	28,737
General Motors Co.	5.15		4/1/2038	20,000	19,988	19,034
General Motors Co.	5.20		4/1/2045	35,000	34,594	32,131
General Motors Financial Co., Inc.	3.50		11/7/2024	50,000	49,932	47,610
General Motors Financial Co., Inc.	4.15		6/19/2023	35,000	34,948	34,992
General Motors Financial Co., Inc.	4.30		7/13/2025	50,000	49,730	49,053

Total Auto Manufacturers				230,000	231,542	223,307

Beverages — 0.5%*:
Anheuser-Busch InBev Worldwide, Inc.+	4.60		4/15/2048	45,000	44,746	44,336
Anheuser-Busch InBev Worldwide, Inc.+	8.20		1/15/2039	35,000	51,458	50,037
Molson Coors Brewing Co.	4.20		7/15/2046	36,000	33,082	32,321
Molson Coors Brewing Co.	5.00		5/1/2042	5,000	5,031	5,071

Total Beverages				121,000	134,317	131,765

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Biotechnology — 0.3%*:
Amgen, Inc.	5.15%		11/15/2041	10,000	$10,405	$10,633
Celgene Corp.	3.45		11/15/2027	45,000	44,935	41,377
Celgene Corp.	4.63		5/15/2044	25,000	26,860	23,205

Total Biotechnology				80,000	82,200	75,215

Chemicals — 0.7%*:
Incitec Pivot Finance LLC	6.00		12/10/2019	30,000	31,471	31,017
LYB International Finance B.V.+	5.25		7/15/2043	35,000	35,968	36,330
Monsanto Co.	4.40		7/15/2044	15,000	14,299	13,898
Mosaic Co. (The)	4.05		11/15/2027	44,000	43,171	42,048
RPM International, Inc.	3.75		3/15/2027	15,000	14,981	14,299
Sherwin-Williams Co. (The)	4.50		6/1/2047	15,000	14,899	14,316
Yara International ASA	4.75		6/1/2028	50,000	49,875	50,264

Total Chemicals				204,000	204,664	202,172

Commercial Banks — 4.0%*:
Associated Banc-Corp	4.25		1/15/2025	70,000	70,016	70,360
Bank of America Corp.	4.18		11/25/2027	65,000	65,000	63,303
Bank of America Corp., 3M USD LIBOR + 1.814%	4.24	#	4/24/2038	30,000	30,000	29,141
Bank of America Corp.	4.75		4/21/2045	45,000	46,740	45,308
Bank of Montreal+	3.80		12/15/2032	40,000	40,000	37,053
Bank of Nova Scotia (The)+	4.50		12/16/2025	30,000	30,326	29,912
Bank of Nova Scotia (The)+	4.65		4/12/2066	80,000	80,300	72,400
Citigroup, Inc.	3.88		3/26/2025	60,000	58,737	58,192
Citigroup, Inc.	4.60		3/9/2026	45,000	44,928	44,935
Fulton Financial Corp.	3.60		3/16/2022	35,000	34,898	34,351
Goldman Sachs Group, Inc. (The)	3.81		4/23/2029	40,000	40,000	38,046
Goldman Sachs Group, Inc. (The)	5.15		5/22/2045	70,000	67,824	69,666
Goldman Sachs Group, Inc. (The)	5.95		1/15/2027	32,000	35,303	34,664
HSBC Holdings plc+	4.25		3/14/2024	200,000	201,780	198,980
Huntington Bancshares, Inc.	5.70		7/15/2066	80,000	80,000	79,160
JPMorgan Chase & Co.	3.63		12/1/2027	30,000	29,954	28,206
JPMorgan Chase & Co.	4.95		6/1/2045	40,000	39,326	40,711
Morgan Stanley	4.35		9/8/2026	60,000	59,848	59,181
Valley National Bancorp	5.13		9/27/2023	75,000	79,571	78,323
Wells Fargo & Co.	5.38		11/2/2043	29,000	34,271	30,282
Wells Fargo & Co.	5.61		1/15/2044	15,000	18,279	16,138

Total Commercial Banks				1,171,000	1,187,101	1,158,312

Commercial Services — 0.2%*:
ERAC USA Finance LLC^	4.20		11/1/2046	70,000	69,482	63,119

Construction Materials — 0.2%*:
Standard Industries, Inc.^	5.00		2/15/2027	70,000	70,000	64,925

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Distribution/Wholesale — 0.2%*:
Ingram Micro, Inc.	5.45%	12/15/2024	45,000	$46,005	$44,548

Diversified Financial Services — 3.4%*:
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50	5/26/2022	150,000	149,879	146,722
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50	1/15/2025	160,000	159,172	150,094
Affiliated Managers Group, Inc.	4.25	2/15/2024	50,000	51,078	50,867
Aircastle Ltd.	4.13	5/1/2024	30,000	28,875	28,728
Brookfield Finance, Inc.+	4.25	6/2/2026	60,000	59,522	59,056
Discover Financial Services, Inc.	3.75	3/4/2025	30,000	29,098	28,645
Discover Financial Services, Inc.	4.10	2/9/2027	65,000	65,415	62,347
Discover Financial Services, Inc.	5.50	12/29/2049	160,000	160,000	156,200
Genpact Luxembourg Sarl	3.70	4/1/2022	65,000	65,120	63,499
High Street Funding Trust I^	4.11	2/15/2028	150,000	150,000	147,245
Lazard Group LLC	3.63	3/1/2027	30,000	29,888	28,109
Legg Mason, Inc.	5.63	1/15/2044	35,000	36,279	36,417
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.^	4.50	3/15/2027	25,000	24,822	24,783

Total Diversified Financial Services			1,010,000	1,009,148	982,712

Electric — 1.1%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,170	38,934
Cleveland Electric Illuminating Co. (The)^	3.50	4/1/2028	25,000	24,930	23,709
Duke Energy Corp.	3.75	9/1/2046	40,000	39,521	35,232
Indianapolis Power & Light Co.^	4.05	5/1/2046	45,000	44,711	43,881
IPALCO Enterprises, Inc.	3.45	7/15/2020	50,000	50,171	49,784
IPALCO Enterprises, Inc.	3.70	9/1/2024	25,000	24,978	24,241
Oncor Electric Delivery Co. LLC	5.25	9/30/2040	40,000	48,615	46,341
Puget Sound Energy, Inc.	4.30	5/20/2045	30,000	30,640	30,724
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,323	35,948

Total Electric			315,000	336,059	328,794

Electronics — 0.2%*:
Arrow Electronics, Inc.	3.25	9/8/2024	25,000	24,863	23,370
Arrow Electronics, Inc.	3.88	1/12/2028	25,000	24,902	23,428

Total Electronics			50,000	49,765	46,798

Food — 0.1%*:
Kraft Heinz Foods Co.	3.00	6/1/2026	45,000	44,042	40,524

Gas — 0.2%*:
NiSource Finance Corp.	4.80	2/15/2044	50,000	55,861	51,913

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Products — 0.4%*:
Abbott Laboratories	4.90%		11/30/2046	15,000	$14,886	$16,148
Becton Dickinson and Co.	3.36		6/6/2024	40,000	40,000	38,423
Becton Dickinson and Co.	3.70		6/6/2027	40,000	40,000	37,864
Becton Dickinson and Co.	4.69		12/15/2044	25,000	25,930	24,232

Total Healthcare-Products				120,000	120,816	116,667

Healthcare-Services — 0.6%*:
Humana, Inc.	3.95		3/15/2027	40,000	39,956	39,335
Humana, Inc.	4.80		3/15/2047	20,000	19,982	20,546
IHC Health Services, Inc.	4.13		5/15/2048	100,000	100,667	99,635

Total Healthcare-Services				160,000	160,605	159,516

Household Products/Wares — 0.0%*:
Church & Dwight Co., Inc.	3.15		8/1/2027	15,000	14,986	13,918

Housewares — 0.1%*:
Toro Co. (The)	7.80		6/15/2027	25,000	31,001	29,997

Insurance — 2.8%*:
Allstate Corp. (The), 3M USD LIBOR + 2.938%	5.75	#	8/15/2053	110,000	116,428	113,025
American International Group, Inc.	3.90		4/1/2026	20,000	19,992	19,355
American International Group, Inc.	4.20		4/1/2028	30,000	29,890	29,351
American International Group, Inc.	4.50		7/16/2044	25,000	25,665	23,281
American International Group, Inc.	4.75		4/1/2048	15,000	14,912	14,458
American International Group, Inc.	5.75		4/1/2048	30,000	30,000	29,550
AmTrust Financial Services, Inc.	6.13		8/15/2023	75,000	74,592	72,281
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,300	26,430
Athene Holding Ltd.	4.13		1/12/2028	117,000	114,165	107,893
AXIS Specialty Finance PLC+	4.00		12/6/2027	60,000	59,019	56,612
CNA Financial Corp.	3.45		8/15/2027	25,000	24,947	23,249
Enstar Group Ltd.+	4.50		3/10/2022	20,000	20,000	19,936
Progressive Corp. (The)	5.38		9/15/2066	75,000	75,000	74,625
Trinity Acquisition PLC+	4.40		3/15/2026	55,000	56,425	54,461
Unum Group	3.88		11/5/2025	25,000	24,998	24,280
XLIT Ltd.+	4.45		3/31/2025	85,000	87,818	83,630
XLIT Ltd.+	5.50		3/31/2045	30,000	28,801	31,145

Total Insurance				822,000	827,952	803,562

Internet — 0.5%*:
Amazon.com, Inc.	4.05		8/22/2047	45,000	44,673	44,082
Expedia, Inc.	5.00		2/15/2026	40,000	39,852	40,744
Expedia, Inc.	7.46		8/15/2018	45,000	45,276	45,218

Total Internet				130,000	129,801	130,044

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Investment Company Security — 1.1%*:
Ares Capital Corp.	3.50%	2/10/2023	75,000	$74,950	$71,486
Ares Capital Corp.	3.88	1/15/2020	85,000	85,995	85,278
FS Investment Corp.	4.00	7/15/2019	75,000	75,436	75,072
TCP Capital Corp.	4.13	8/11/2022	75,000	74,755	71,591

Total Investment Company Security			310,000	311,136	303,427

Iron/Steel — 0.5%*:
Vale Overseas Ltd.+	5.88	6/10/2021	125,000	134,494	132,031
Vale Overseas Ltd.+	6.88	11/21/2036	15,000	14,988	16,841

Total Iron/Steel			140,000	149,482	148,872

IT Services — 0.4%*:
Dell International LLC / EMC Corp.^	8.35	7/15/2046	45,000	57,771	54,194
Leidos Holdings, Inc.	4.45	12/1/2020	75,000	76,072	75,563

Total IT Services			120,000	133,843	129,757

Machinery-Diversified — 0.3%*:
CNH Industrial NV+	4.50	8/15/2023	90,000	92,052	90,486

Media — 0.5%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	4.46	7/23/2022	22,000	22,403	22,270
Comcast Corp.	3.40	7/15/2046	20,000	19,832	16,218
Discovery Communications LLC	4.88	4/1/2043	25,000	22,830	23,179
Discovery Communications LLC	5.00	9/20/2037	25,000	24,975	24,071
Time Warner Cable LLC	4.50	9/15/2042	60,000	49,613	49,299

Total Media			152,000	139,653	135,037

Mining — 0.5%*:
Glencore Finance Canada Ltd.	5.55	10/25/2042	22,000	22,081	22,001
Glencore Funding LLC^	3.00	10/27/2022	20,000	19,926	19,168
Glencore Funding LLC^	3.88	10/27/2027	25,000	24,799	23,102
Glencore Funding LLC^	4.00	4/16/2025	50,000	49,942	48,113
Glencore Funding LLC^	4.63	4/29/2024	25,000	25,967	25,135

Total Mining			142,000	142,715	137,519

Miscellaneous Manufacturing — 0.2%*:
General Electric Co.	4.13	10/9/2042	25,000	22,837	23,219
General Electric Co. MTN	6.88	1/10/2039	35,000	46,264	44,322

Total Miscellaneous Manufacturing			60,000	69,101	67,541

Office/Business Equip — 0.4%*:
Pitney Bowes, Inc.	3.63	9/15/2020	20,000	19,965	19,500
Pitney Bowes, Inc.	3.63	10/1/2021	115,000	114,788	108,106

Total Office/Business Equip			135,000	134,753	127,606

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 2.5%*:
Anadarko Petroleum Corp.	5.55%	3/15/2026	20,000	$19,949	$21,434
Andeavor	4.50	4/1/2048	15,000	14,788	13,670
Cenovus Energy, Inc.+	3.00	8/15/2022	30,000	29,721	28,736
Cenovus Energy, Inc.+	4.25	4/15/2027	50,000	49,844	48,160
Cenovus Energy, Inc.+	6.75	11/15/2039	25,000	28,656	27,454
Continental Resources, Inc.	4.50	4/15/2023	40,000	40,555	40,591
Encana Corp.+	6.50	2/1/2038	40,000	46,316	46,984
EQT Corp.	3.90	10/1/2027	105,000	104,604	97,920
Helmerich & Payne International Drilling Co.	4.65	3/15/2025	25,000	26,380	25,813
Marathon Petroleum Corp.	6.50	3/1/2041	30,000	33,211	34,937
Nabors Industries, Inc.	5.50	1/15/2023	35,000	35,858	33,688
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,887	143,150
Patterson-UTI Energy, Inc.^	3.95	2/1/2028	10,000	9,993	9,353
PBF Holding Co. LLC/PBF Finance Corp.	7.00	11/15/2023	25,000	25,494	25,875
Petroleos Mexicanos+	3.50	1/30/2023	20,000	19,603	18,933
Petroleos Mexicanos+	4.63	9/21/2023	10,000	10,226	9,810
Petroleos Mexicanos	5.35	2/12/2028	30,000	30,000	28,404
Petroleos Mexicanos+	5.50	1/21/2021	55,000	57,484	56,622
Petroleos Mexicanos+	6.50	3/13/2027	15,000	14,879	15,381
Rowan Cos., Inc.	4.88	6/1/2022	8,000	7,989	7,560

Total Oil and Gas			728,000	745,437	734,475

Oil and Gas Services — 0.3%*:
National Oilwell Varco, Inc.	3.95	12/1/2042	37,000	30,576	31,210
SESI LLC	7.13	12/15/2021	32,000	33,123	32,560
Weatherford International Ltd.	5.95	4/15/2042	30,000	25,259	22,425

Total Oil and Gas Services			99,000	88,958	86,195

Packaging and Containers — 0.0%*:
Brambles USA, Inc.^	4.13	10/23/2025	10,000	9,981	9,983

Pharmaceuticals — 1.6%*:
AbbVie, Inc.	4.70	5/14/2045	30,000	29,339	29,675
CVS Health Corp.	4.30	3/25/2028	27,000	26,630	26,633
CVS Health Corp.	5.05	3/25/2048	40,000	39,773	40,708
CVS Pass-Through Trust^	5.93	1/10/2034	28,950	32,840	31,140
Express Scripts Holding Co.	4.50	2/25/2026	30,000	30,842	29,782
Express Scripts Holding Co.	4.80	7/15/2046	30,000	30,184	28,528
McKesson Corp.	6.00	3/1/2041	50,000	55,652	58,279
Mylan NV	5.25	6/15/2046	40,000	39,994	38,963
Shire Acquisitions Investments Ireland DAC+	2.88	9/23/2023	60,000	59,994	56,448
Teva Pharmaceutical Finance Netherlands III B.V.+	1.70	7/19/2019	25,000	24,669	24,428
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20	7/21/2021	99,000	94,200	91,826
Teva Pharmaceutical Finance Netherlands III B.V.+	4.10	10/1/2046	10,000	9,919	7,148

Total Pharmaceuticals			469,950	474,036	463,558

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pipelines — 3.4%*:
Andeavor Logistics LP	6.88	**# %	2/15/2066	50,000	$50,125	$49,500
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	3.50		12/1/2022	10,000	9,972	9,771
Energy Transfer LP	4.20		4/15/2027	25,000	24,953	23,557
Energy Transfer LP	4.75		1/15/2026	30,000	29,852	29,745
Energy Transfer LP	6.13		12/15/2045	25,000	27,413	24,986
Energy Transfer Partners LP	6.25		2/15/2066	60,000	60,000	55,575
EnLink Midstream Partners LP	2.70		4/1/2019	30,000	30,015	29,708
EnLink Midstream Partners LP	4.15		6/1/2025	25,000	25,094	23,105
EnLink Midstream Partners LP	4.85		7/15/2026	19,000	19,383	18,004
Enterprise Products Operating LLC	5.38		2/15/2078	30,000	30,000	27,348
EQT Midstream Partners LP	4.75		7/15/2023	70,000	69,833	69,887
Kinder Morgan Energy Partners LP MTN	6.95		1/15/2038	30,000	31,943	34,192
Kinder Morgan, Inc.^	5.63		11/15/2023	50,000	54,709	53,243
MPLX LP	4.00		2/15/2025	77,000	75,793	75,282
MPLX LP	4.50		4/15/2038	30,000	29,648	27,709
MPLX LP	4.88		6/1/2025	23,000	23,791	23,648
MPLX LP	5.20		3/1/2047	5,000	4,966	4,968
MPLX LP	5.50		2/15/2023	20,000	20,699	20,378
Phillips 66 Partners LP	3.75		3/1/2028	20,000	19,928	18,692
Phillips 66 Partners LP	4.68		2/15/2045	2,000	2,001	1,875
Phillips 66 Partners LP	4.90		10/1/2046	15,000	14,898	14,378
Plains All American Pipeline LP/PAA Finance Corp.	4.50		12/15/2026	80,000	80,014	78,310
Plains All American Pipeline LP/PAA Finance Corp.	4.70		6/15/2044	40,000	36,221	35,144
Sabine Pass Liquefaction LLC	4.20		3/15/2028	75,000	74,934	72,608
Sabine Pass Liquefaction LLC	5.63		3/1/2025	25,000	27,326	26,592
Sunoco Logistics Partners Operations LP	4.00		10/1/2027	20,000	19,853	18,694
Sunoco Logistics Partners Operations LP	5.30		4/1/2044	25,000	24,670	22,661
Western Gas Partners LP	4.00		7/1/2022	75,000	76,728	74,121
Western Gas Partners LP	4.50		3/1/2028	15,000	14,918	14,435

Total Pipelines				1,001,000	1,009,680	978,116

Real Estate Investment Trusts — 0.8%*:
Crown Castle International Corp.	3.20		9/1/2024	40,000	39,902	37,751
Crown Castle International Corp.	4.00		3/1/2027	20,000	19,925	19,253
Crown Castle International Corp.	4.75		5/15/2047	10,000	9,922	9,427
CubeSmart LP	3.13		9/1/2026	45,000	44,813	41,387
Healthcare Trust of America Holdings LP	3.75		7/1/2027	35,000	34,838	33,209
Host Hotels & Resorts LP	3.88		4/1/2024	40,000	39,858	38,997
Kimco Realty Corp.	3.30		2/1/2025	25,000	24,965	23,685
Mid-America Apartments LP	3.60		6/1/2027	25,000	24,905	23,961
Weingarten Realty Investors	3.25		8/15/2026	10,000	9,929	9,215

Total REITS				250,000	249,057	236,885

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail — 0.8%*:
Dollar Tree, Inc.	4.20%		5/15/2028	45,000	$44,883	$43,437
El Puerto de Liverpool SAB de CV	3.95		10/2/2024	200,000	199,283	188,120

Total Retail				245,000	244,166	231,557

Semiconductors — 0.3%*:
Marvell Technology Group Ltd.+	4.20		6/22/2023	40,000	39,918	39,994
Microchip Technology, Inc.^	3.92		6/1/2021	50,000	50,000	50,083

Total Semiconductors				90,000	89,918	90,077

Telecommunications — 0.8%*:
AT&T, Inc.	3.80		3/1/2024	35,000	34,982	34,325
AT&T, Inc.	4.75		5/15/2046	30,000	28,201	26,798
AT&T, Inc.	5.25		3/1/2037	15,000	14,932	14,753
Telefonaktiebolaget LM Ericsson+	4.13		5/15/2022	55,000	56,420	54,180
Verizon Communications, Inc.	4.86		8/21/2046	25,000	25,427	23,889
Verizon Communications, Inc.	6.55		9/15/2043	56,000	69,578	66,295

Total Telecommunications				216,000	229,540	220,240

Transportation — 0.2%*:
PT Penske Truck Leasing Co. LP / L Finance Corp.^	3.90		2/1/2024	70,000	69,860	69,235

Venture Capital — 0.5%*:
Hercules Capital, Inc.	4.63		10/23/2022	150,000	149,276	149,781

Total Corporate Bonds				9,384,950	9,527,008	9,257,411

Foreign Government — 0.8%*:

Colombia — 0.4%*:
Colombia Government International Bond+	6.13		1/18/2041	100,000	115,293	111,600

Mexico — 0.4%*:
Mexico Government International Bond+	4.75		3/8/2044	68,000	69,461	63,682
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,544	62,790

Total Mexico				128,000	134,005	126,472

Total Foreign Government				228,000	249,298	238,072

Mortgage-Backed Securities — 0.9%*:
Aventura Mall Trust 2018 D	4.11	#	7/5/2040	70,000	68,621	68,647
GS Mortgage Securities Trust 2015-GC32 B	4.55	#@	7/10/2048	100,000	102,771	101,008
JPMorgan Mortgage Trust 2017-1 A11^	3.50	#@	1/25/2047	89,008	88,602	86,402

Total Mortgage-Backed Securities				259,008	259,994	256,057

U.S. Treasury & Government Agencies — 24.1%*:
Federal Home Loan Mortgage Corp.	3.50		11/1/2042	15,663	15,678	15,667
Federal Home Loan Mortgage Corp.	3.50		7/1/2046	47,188	49,838	47,144
Federal Home Loan Mortgage Corp.	3.50		11/1/2046	68,111	71,871	67,989

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal Home Loan Mortgage Corp.	3.50%	11/1/2047	97,403	$100,320	$96,957
Federal Home Loan Mortgage Corp.	3.50	12/1/2047	775,782	796,978	772,225
Federal Home Loan Mortgage Corp.	3.50	1/1/2048	187,145	188,654	186,282
Federal Home Loan Mortgage Corp.	3.50	2/1/2048	148,140	147,887	147,658
Federal Home Loan Mortgage Corp.	4.00	4/1/2047	67,398	71,729	69,146
Federal Home Loan Mortgage Corp.	4.00	12/1/2047	820,488	861,958	837,171
Federal Home Loan Mortgage Corp.	4.00	2/1/2048	49,027	49,906	50,028
Federal Home Loan Mortgage Corp.	4.50	8/1/2040	14,414	15,787	15,160
Federal Home Loan Mortgage Corp.	4.50	10/1/2040	20,937	22,819	22,019
Federal Home Loan Mortgage Corp.	4.50	10/1/2041	23,032	25,104	24,217
Federal Home Loan Mortgage Corp.	4.50	9/1/2043	16,352	17,881	17,197
Federal Home Loan Mortgage Corp.	4.50	5/1/2047	23,341	25,114	24,303
Federal Home Loan Mortgage Corp.	4.50	6/1/2047	269,063	289,579	280,157
Federal National Mortgage Association	3.50	12/1/2028	42,764	45,177	43,450
Federal National Mortgage Association	3.50	2/1/2041	46,696	47,186	47,005
Federal National Mortgage Association	3.50	2/1/2043	189,781	189,426	189,692
Federal National Mortgage Association	3.50	1/1/2044	49,106	49,160	49,083
Federal National Mortgage Association	3.50	1/1/2048	582,862	599,103	581,119
Federal National Mortgage Association	3.50	2/1/2048	147,487	146,272	145,884
Federal National Mortgage Association	4.00	8/1/2047	137,480	144,770	140,342
Federal National Mortgage Association	4.00	10/1/2047	119,668	126,185	122,169
Federal National Mortgage Association	4.00	4/1/2048	99,492	102,109	101,633
Federal National Mortgage Association	4.00	7/1/2048	175,000	178,404	178,716
Federal National Mortgage Association	4.00	5/1/2056	159,761	167,322	163,903
Federal National Mortgage Association	4.00	6/1/2056	142,767	151,307	146,464
Federal National Mortgage Association	4.50	3/1/2041	15,861	17,383	16,688
Federal National Mortgage Association	4.50	6/1/2048	80,000	83,375	83,524
Federal National Mortgage Association	5.00	6/1/2040	10,067	11,164	10,795
Federal National Mortgage Association	5.00	7/1/2040	73,578	81,256	78,878
Federal National Mortgage Association	5.00	2/1/2044	29,599	32,793	31,699
Federal National Mortgage Association TBA	4.50	7/1/2048	125,000	129,941	130,157
Government National Mortgage Association	3.50	5/20/2043	19,772	19,888	19,853
Government National Mortgage Association	3.50	9/20/2047	73,959	76,886	74,267
Government National Mortgage Association	3.50	10/20/2047	96,431	100,480	96,889
Government National Mortgage Association	3.50	11/20/2047	98,249	102,137	98,761
Government National Mortgage Association	3.50	12/15/2047	24,593	25,483	24,694
Government National Mortgage Association	3.50	12/20/2047	98,703	102,017	99,172
Government National Mortgage Association	3.50	1/15/2048	103,193	105,228	103,723
Government National Mortgage Association	3.50	1/20/2048	284,509	293,299	285,836
Government National Mortgage Association	3.50	2/15/2048	99,378	100,173	99,785
Government National Mortgage Association	3.50	2/20/2048	49,693	50,010	49,900
Government National Mortgage Association	3.50	7/1/2048	100,000	99,828	100,385
Government National Mortgage Association	4.00	10/20/2047	24,025	25,433	24,819
Government National Mortgage Association	4.00	2/20/2048	49,281	50,899	50,612
Government National Mortgage Association TBA	4.00	7/1/2048	250,000	255,234	256,230
U.S. Treasury Bond	2.50	5/15/2046	80,000	72,174	72,694

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
U.S. Treasury Bond(1)	3.50%	2/15/2039	175,000	$188,077	$190,654
U.S. Treasury Notes	2.00	5/31/2021	270,000	265,240	265,328
U.S. Treasury Notes	2.75	2/15/2028	110,000	108,374	109,059

Total U.S. Treasury & Government Agencies			6,877,239	7,094,296	6,957,182

Total Fixed Income			24,593,522	24,813,116	24,445,632

			SHARES	COST	FAIR VALUE
Mutual Fund — 9.1%*:
Barings U.S. High Yield Fund			268,341	2,613,198	2,635,105

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 1.4%*:

Call Options Purchased — 0.4%*:
OTC—BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,270,000	1,270,000	63,722	(10,470)	53,252
OTC—BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	1,370,000	1,370,000	65,623	(1,640)	63,984

Total Call Options Purchased				2,640,000	2,640,000	129,345	(12,110)	117,236

Put Options Purchased — 1.0%*:
OTC—BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	2,580,000	2,580,000	129,452	11,156	140,608
OTC—BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	2,730,000	2,730,000	130,494	4,751	135,245

Total Put Options				5,310,000	5,310,000	259,946	15,907	275,853

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.1%*:

Bank Deposit — 3.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28%	7/2/2018	1,126,545	1,126,545	1,126,545

Commercial Paper — 5.2%*:

Chemicals — 1.7%*:
Avery Dennison Corp.	Zero Coupon	7/2/2018	250,000	249,985	249,985
Nutrien Ltd.+	Zero Coupon	7/12/2018	250,000	249,821	249,821

Total Chemicals			500,000	499,806	499,806

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments (Continued)

Electrical Components and Equipment — 0.9%*:
Molex Electronics Technologies	Zero Coupon	7/9/2018	250,000	$249,867	$249,867

Medical Equipment and Devices Manufacturing — 0.9%*:
Dentsply Sirona .,Inc.	Zero Coupon	7/9/2018	250,000	249,867	249,867

Pipelines — 0.9%*:
Transcanada Pipelines Ltd.+	Zero Coupon	7/17/2018	250,000	249,711	249,711

Retail — 0.8%*:
ERAC USA Finance LLC	Zero Coupon	7/23/2018	250,000	249,633	249,633

Total Commercial Paper			1,500,000	1,498,884	1,498,884

Total Short-Term Investments			2,626,545	2,625,429	2,625,429

Total Investments			35,438,408	30,441,034	30,099,255

Other assets and liabilities — (4.2%)*					(1,213,018)

Net Assets — 100.0%					$28,886,237

MTN	Medium Term Note
OTC	Over the Counter
TBA

To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

(1)	All or a portion of this security is held for futures collateral.

Unless otherwise indicated, all principal amounts are denominated in United States Dollars.

*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.2%
Canada	3.3%
Netherlands	1.6%
Mexico	1.6%
United Kingdom	1.5%
Other (Individually less than 1%)	2.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

Affiliate Table

	NUMBER OF SHARES HELD AT 6/30/17	VALUE AT 6/30/17	COST OF PURCHASES	PROCEEDS FROM SHARES SOLD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	NUMBER OF SHARES HELD AT 6/30/18	VALUE AT 6/30/18	DIVIDEND INCOME	CAPITAL GAIN DISTRIBUTIONS
Barings U.S. High Yield Fund	245,051	$2,595,086	$237,490	$–	$–	$(197,471)	268,341	$2,635,105	$161,230	$75,839

A summary of outstanding derivatives at June 30, 2018 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/17/18	CZK/EUR	JPMorgan Chase Bank N.A.	12,165	312,931	$135
7/17/18	EUR/CZK	Barclays Bank plc	312,931	12,330	(329)
7/17/18	EUR/HUF	Goldman Sachs & Co.	3,449,000	11,060	(688)
7/17/18	EUR/HUF	Citibank N.A.	313,796	1,000	(55)
7/17/18	EUR/PLN	Goldman Sachs & Co.	245,792	58,353	(2,580)
7/17/18	EUR/PLN	JPMorgan Chase Bank N.A.	141,933	33,000	(676)
7/17/18	EUR/PLN	Citibank N.A.	8,650	2,000	(28)
7/17/18	HUF/EUR	Bank of America N.A.	11,659	3,762,796	274

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(3,947)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	Bank of America N.A.	ARS	433,440	$12,414	$18,000	$ (5,586)
2/12/19	JPMorgan Chase Bank N.A.	ARS	445,360	12,755	19,000	(6,245)
7/24/18	Citibank N.A.	AUD	18,940	14,017	14,709	(692)
7/10/18	JPMorgan Chase Bank N.A.	BRL	58,752	15,146	17,338	(2,192)
7/10/18	Bank of America N.A.	BRL	73,660	18,989	20,000	(1,011)
7/10/18	Goldman Sachs & Co.	BRL	131,922	34,009	36,000	(1,991)
7/10/18	Citibank N.A.	BRL	3,767	971	1,000	(29)
7/17/18	JPMorgan Chase Bank N.A.	CHF	71,254	72,036	72,000	36
7/10/18	JPMorgan Chase Bank N.A.	CLP	8,011,900	12,262	13,000	(738)
7/17/18	Goldman Sachs & Co.	EGP	271,518	15,109	15,018	91
7/17/18	Goldman Sachs & Co.	EUR	83,970	98,158	104,725	(6,567)
7/17/18	JPMorgan Chase Bank N.A.	EUR	34,035	39,785	40,941	(1,156)
7/17/18	JPMorgan Chase Bank N.A.	GHS	66,600	13,841	14,605	(764)
7/17/18	Goldman Sachs & Co.	ILS	53,245	14,569	14,885	(316)
7/24/18	JPMorgan Chase Bank N.A.	INR	1,414,770	20,607	21,075	(468)
7/10/18	Citibank N.A.	MXN	1,405,868	70,709	75,901	(5,192)
7/10/18	Goldman Sachs & Co.	MXN	59,938	3,015	3,000	15
7/24/18	Barclays Bank plc	MYR	150,234	37,202	38,533	(1,331)

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/17/18	JPMorgan Chase Bank N.A.	NGN	7,701,000	$21,703	$21,021	$682
7/24/18	Citibank N.A.	NZD	20,459	13,857	14,407	(550)
2/1/19	Bank of America N.A.	PEN	93,380	28,232	28,695	(463)
7/17/18	Bank of America N.A.	RUB	2,296,129	36,506	36,255	251
7/17/18	JPMorgan Chase Bank N.A.	RUB	1,141,920	18,156	18,000	156
7/17/18	JPMorgan Chase Bank N.A.	SEK	116,584	13,030	14,137	(1,107)
7/17/18	Citibank N.A.	SEK	8,677	970	1,000	(30)
7/17/18	Goldman Sachs & Co.	TRY	91,018	19,688	21,392	(1,704)
7/17/18	JPMorgan Chase Bank N.A.	TRY	65,366	14,139	14,092	47

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(36,854)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	JPMorgan Chase Bank N.A.	ARS	439,400	$12,585	$17,654	$5,069
2/12/19	Bank of America N.A.	ARS	439,400	12,584	12,816	232
7/24/18	JPMorgan Chase Bank N.A.	AUD	18,940	14,017	14,165	148
7/10/18	Bank of America N.A.	CLP	8,751,593	13,395	14,444	1,049
7/10/18	Citibank N.A.	CLP	8,751,593	13,394	14,542	1,148
7/24/18	Bank of America N.A.	CNH	235,349	35,457	37,353	1,896
7/10/18	JPMorgan Chase Bank N.A.	COP	104,540,400	35,655	36,000	345
7/17/18	JPMorgan Chase Bank N.A.	EGP	271,519	15,108	15,046	(62)
7/17/18	Barclays Bank plc	EUR	23,527	27,503	27,819	316
7/17/18	JPMorgan Chase Bank N.A.	EUR	105,102	122,860	124,654	1,794
7/17/18	Barclays Bank plc	ILS	53,245	14,569	15,251	682
7/24/18	Barclays Bank plc	INR	943,320	13,740	14,000	260
7/24/18	JPMorgan Chase Bank N.A.	INR	1,414,770	20,608	21,335	727
7/17/18	JPMorgan Chase Bank N.A.	NGN	7,701,000	21,703	21,013	(690)
7/24/18	JPMorgan Chase Bank N.A.	NZD	20,459	13,857	14,996	1,139
2/1/19	Barclays Bank plc	PEN	93,380	28,232	28,587	355
7/24/18	Citibank N.A.	THB	2,352,960	71,057	72,000	943
7/17/18	JPMorgan Chase Bank N.A.	TRY	91,018	19,688	21,281	1,593
7/17/18	Citibank N.A.	TRY	65,366	14,139	14,000	(139)
7/17/18	Bank of America N.A.	ZAR	178,367	12,980	14,000	1,020

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$17,825

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
GHS	–	Ghana Cedi
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
INR	–	Indian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigeria Naira
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
THB	–	Thai Baht
TRY	–	Turkish New Lira
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Futures
U.S. 10-Year Ultra Bond	09/19/18	1	126,374	Long	$128,234	$1,860
U.S. 2-Year Treasury Note	09/28/18	19	4,016,309	Long	4,024,734	8,425
U.S. 5-Year Treasury Note	09/28/18	14	1,579,700	Long	1,590,640	10,940
U.S. Ultra Bond	09/19/18	11	1,686,873	Long	1,755,188	68,315

Total Long Futures						$89,540

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Long Bond	09/19/18	4	(565,470)	Short	$(580,000)	$(14,530)

OTC Credit Default Swaps – Sell Protection(1),(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$135	$(6,224)	$(6,359)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,166)	(7,262)	(2,096)

Total OTC Credit Default Swaps							$(5,031)	$(13,486)	$(8,455)

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.5%*:

Corporate Bonds — 28.9%*:

Chemicals — 1.8%*:
Grupo Idesa SA de CV+^	7.88%		12/18/2020	500,000	$479,387	$385,000
Petkim Petrokimya Holding AS^+	5.88		1/26/2023	500,000	462,870	453,750

Total Chemicals				1,000,000	942,257	838,750

Commercial Banks — 6.1%*:
Alfa Bank AO Via Alfa Bond Issuance plc, 5 year USD Swap + 6.660%+	8.00	#	2/3/2066	400,000	415,364	392,500
Banco Mercantil del Norte SA, 10 year CMT + 5.353%+	7.63	#	10/6/2065	300,000	326,848	294,810
Banco Mercantil del Norte SA, 10 year CMT + 5.353%+^	7.63	#	12/6/2065	200,000	219,196	196,540
FirstRand Bank Ltd.+	6.25	**#	4/23/2028	900,000	895,313	893,250
Itau Unibanco Holding SA+	6.13	**#	6/12/2066	300,000	301,500	280,500
Itau Unibanco Holding SA+^	6.13	**#	12/31/2099	200,000	200,000	187,000
Turkiye Is Bankasi AS^+	5.50		4/21/2019	600,000	597,338	595,500

Total Commercial Banks				2,900,000	2,955,559	2,840,100

Electric — 1.0%*:
Pampa Energia SA+^	7.38		7/21/2023	500,000	529,989	476,250

Energy-Alternate Sources — 0.8%*:
Rio Energy SA / UGEN SA / UENSA SA+^	6.88		2/1/2025	450,000	445,261	376,875

Food — 1.1%*:
Marfrig Holdings Europe BV+^	8.00		6/8/2023	500,000	510,940	506,250

Gas — 0.9%*:
Fermaca Enterprises S de RL de CV+^	6.38		3/30/2038	411,907	444,640	421,174

Holding Companies-Diverse — 1.0%*:
KOC Holding AS^+	3.50		4/24/2020	500,000	481,738	480,000

Iron/Steel — 1.0%*:
CSN Resources SA+^	7.63		2/13/2023	500,000	490,271	446,250

Media — 3.8%*:
Altice Financing SA+^	6.63		2/15/2023	800,000	793,712	788,400
VTR Finance BV+^	6.88		1/15/2024	1,000,000	1,043,470	1,004,700

Total Media				1,800,000	1,837,182	1,793,100

Mining — 1.6%*:
Petra Diamonds US Treasury plc+^	7.25		5/1/2022	800,000	805,168	756,800

Oil and Gas — 3.1%*:
Petrobras Global Finance BV+	8.75		5/23/2026	1,325,000	1,549,401	1,434,313

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate — 5.6%*:
CIFI Holdings Group Co. Ltd.+	5.38	**#%	2/28/2021	250,000	$235,877	$229,063
CIFI Holdings Group Co. Ltd.+	6.88		4/23/2021	630,000	630,000	623,700
New Metro Global Ltd.+	6.50		4/23/2021	1,250,000	1,229,047	1,212,550
Powerlong Real Estate Holdings Ltd.+	5.95		7/19/2020	300,000	296,508	285,750
Yuzhou Properties Co. Ltd.+	6.38		3/6/2021	250,000	249,771	241,904

Total Real Estate				2,680,000	2,641,203	2,592,967

Retail — 1.1%*:
Eurotorg LLC Via Bonitron DAC+^	8.75		10/30/2022	500,000	507,224	498,060

Total Corporate Bonds				13,866,907	14,140,833	13,460,889

Foreign Government — 63.6%*:

Argentina — 2.7%*:
Argentine Bonos del Tesoro+	15.50		10/17/2026	617,000	33,255	18,936
Argentine Republic Government International Bond+	5.25		1/15/2028	350,000	418,054	348,953
Argentine Republic Government International Bond+	7.82		12/31/2033	288,982	397,172	332,411
Provincia de Cordoba+^	7.13		6/10/2021	580,000	596,477	559,700

Total Argentina				1,835,982	1,444,958	1,260,000

Armenia — 2.1%*:
Republic of Armenia International Bond+^	7.15		3/26/2025	920,000	1,000,589	962,550

Brazil — 8.2%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00		8/15/2050	4,750,000	4,892,155	3,843,603

Colombia — 5.7%*:
Colombian TES+	4.75		4/4/2035	683,739,301	255,312	265,623
Colombian TES+	7.75		9/18/2030	6,605,000,000	2,419,145	2,407,189

Total Colombia				7,288,739,301	2,674,457	2,672,812

Croatia — 1.4%*:
Croatia Government International Bond+	2.70		6/15/2028	350,000	405,016	405,664
Croatia Government International Bond+	2.75		1/27/2030	200,000	230,771	228,889

Total Croatia				550,000	635,787	634,553

Dominican Republic — 1.4%*:
Dominican Republic International Bond+^	8.63		4/20/2027	570,000	675,579	644,100

El Salvador — 2.4%*:
El Salvador Government International Bond+^	7.38		12/1/2019	200,000	202,627	205,177
El Salvador Government International Bond+^	8.63		2/28/2029	850,000	993,784	913,389

Total El Salvador				1,050,000	1,196,411	1,118,566

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Ghana — 3.7%*:
Ghana Government Bond+	16.50%	2/6/2023	3,500,000	$811,251	$694,219
Ghana Government Bond+	18.25	7/25/2022	408,000	92,778	85,187
Ghana Government Bond+	21.50	3/9/2020	480,000	113,391	104,703
Ghana Government International Bond+^	10.75	10/14/2030	700,000	873,903	847,000

Total Ghana			5,088,000	1,891,323	1,731,109

Indonesia — 3.0%*:
Indonesia Government International Bond+	1.75	4/24/2025	410,000	506,384	466,828
Indonesia Treasury Bond+	8.38	3/15/2034	13,640,000,000	1,041,249	949,708

Total Indonesia			13,640,410,000	1,547,633	1,416,536

Malaysia — 2.1%*:
Malaysia Government Bond+	4.13	4/15/2032	1,165,000	261,865	269,771
Malaysia Government Bond+	4.94	9/30/2043	2,830,000	741,334	694,455

Total Malaysia			3,995,000	1,003,199	964,226

Mexico — 10.0%*:
Mexican Bonos+	7.75	11/13/2042	62,700,000	3,390,759	3,190,934
Mexico Government International Bond+	5.75	10/12/2110	1,500,000	1,492,868	1,481,250

Total Mexico			64,200,000	4,883,627	4,672,184

Paraguay — 1.3%*:
Paraguay Government International Bond+^	5.60	3/13/2048	600,000	600,000	587,250

Peru — 1.1%*:
Peru Government Bond+	6.85	2/12/2042	1,665,000	571,763	536,435

Russia — 8.2%*:
Russian Federal Bond — OFZ+	7.70	3/23/2033	12,440,000	226,395	198,729
Russian Federal Bond — OFZ+	8.50	9/17/2031	190,560,000	3,712,878	3,243,582
Russian Foreign Bond — Eurobond+^	4.38	3/21/2029	400,000	391,620	387,000

Total Russia			203,400,000	4,330,893	3,829,311

Senegal — 0.7%*:
Senegal Government International Bond+^	4.75	3/13/2028	300,000	372,120	325,816

South Africa — 8.2%*:
South Africa Government Bond+	6.50	2/28/2041	68,200,000	4,228,503	3,541,230
South Africa Government Bond+	8.75	2/28/2048	4,000,000	249,486	265,182

Total South Africa			72,200,000	4,477,989	3,806,412

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Ukrainian — 1.4%*:
Ukraine Government International Bond+^	7.75%	9/1/2020	325,000	$340,804	$321,344
Ukraine Government International Bond+^	7.75	9/1/2021	325,000	341,827	319,475

Total Ukrainian			650,000	682,631	640,819

Total Foreign Government			21,290,923,283	32,881,114	29,646,282

Total Fixed Income			21,304,790,190	47,021,947	43,107,171

Short-Term Investments — 5.9%*:

Bank Deposit — 5.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28	7/2/2018	2,756,609	2,756,609	2,756,609

Total Investments			21,307,546,799	49,778,556	45,863,780

Other assets and liabilities – 1.6%*					751,032

Net Assets – 100.0%					$46,614,812

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Brazil	14.5%
Mexico	13.8%
South Africa	10.6%
Russia	8.9%
Colombia	6.2%
Argentina	4.9%
Ghana	4.0%
Turkey	3.5%
Indonesia	3.3%
Ivory Coast	3.2%
China	2.8%
El Salvador	2.6%
Chile	2.3%
Malaysia	2.2%
Armenia	2.2%
Saudi Arabia	2.1%
Portugal	1.8%
Dominican Republic	1.5%
Ukrainian	1.5%
Croatia	1.5%
Paraguay	1.4%
Peru	1.2%
Belarus	1.2%
Belize	1.1%
Other (Individually less than 1%)	1.7%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2018.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

A summary of outstanding derivatives at June 30, 2018 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/17/18	CZK/EUR	JPMorgan Chase Bank N.A.	871,685	22,423,425	$9,694
7/17/18	EUR/CZK	Barclays Bank plc	22,423,425	883,525	(23,534)
7/17/18	EUR/HUF	Goldman Sachs & Co.	143,591,929	460,474	(28,643)
7/17/18	EUR/PLN	Citibank N.A.	1,946,336	450,000	(6,315)
7/17/18	EUR/PLN	JPMorgan Chase Bank N.A.	8,950,381	2,081,000	(42,645)
7/17/18	EUR/PLN	Goldman Sachs & Co.	17,414,991	4,134,466	(182,816)
7/17/18	EUR/RSD	JPMorgan Chase Bank N.A.	104,074,680	873,055	8,586
7/17/18	HUF/EUR	Bank of America N.A.	892,000	287,855,625	21,062

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(244,611)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	State Street Bank & Trust Co.	ARS	48,501,050	$1,389,074	$2,015,000	$(625,926)
2/12/19	Bank of America N.A.	ARS	6,742,400	193,103	280,000	(86,897)
7/24/18	Citibank N.A.	AUD	1,296,030	959,182	1,006,514	(47,332)
7/10/18	Citibank N.A.	BRL	561,283	144,698	149,000	(4,302)
7/10/18	Goldman Sachs & Co.	BRL	9,666,951	2,492,125	2,638,000	(145,875)
7/10/18	Bank of America N.A.	BRL	858,139	221,227	233,000	(11,773)
7/17/18	JPMorgan Chase Bank N.A.	CHF	2,371,515	2,397,519	2,404,000	(6,481)
7/10/18	Barclays Bank plc	CLP	35,378,000	54,146	56,000	(1,854)
7/10/18	JPMorgan Chase Bank N.A.	CLP	612,602,200	937,588	994,000	(56,412)
7/24/18	Citibank N.A.	CNH	1,105,054	166,482	172,000	(5,518)
7/17/18	Goldman Sachs & Co.	EGP	18,551,781	1,032,293	1,026,094	6,199
7/17/18	JPMorgan Chase Bank N.A.	EUR	2,075,305	2,425,964	2,498,744	(72,780)
7/17/18	Bank of America N.A.	EUR	212,408	248,298	258,000	(9,702)
7/17/18	Goldman Sachs & Co.	EUR	6,720,325	7,855,839	8,381,429	(525,590)
7/17/18	Barclays Bank plc	HUF	127,109,790	451,138	508,601	(57,463)
7/17/18	Goldman Sachs & Co.	ILS	3,423,310	936,698	957,034	(20,336)
7/24/18	JPMorgan Chase Bank N.A.	INR	100,047,973	1,457,275	1,490,362	(33,087)
7/17/18	JPMorgan Chase Bank N.A.	MAD	23,480,042	2,473,480	2,556,046	(82,566)
7/10/18	Citibank N.A.	MXN	32,227,624	1,620,900	1,739,914	(119,014)
7/24/18	Barclays Bank plc	MYR	6,063,295	1,501,435	1,555,154	(53,719)
7/17/18	JPMorgan Chase Bank N.A.	NGN	919,299,682	2,539,502	2,509,348	30,154

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/24/18	Citibank N.A.	NZD	1,528,635	$1,035,356	$1,076,456	$(41,100)
2/1/19	Bank of America N.A.	PEN	888,720	268,692	273,099	(4,407)
2/1/19	State Street Bank & Trust Co.	PEN	3,222,868	974,389	979,000	(4,611)
7/17/18	Citibank N.A.	RUB	8,553,505	135,994	136,139	(145)
7/17/18	JPMorgan Chase Bank N.A.	RUB	125,801,520	2,000,152	1,983,000	17,152
7/17/18	Bank of America N.A.	RUB	14,260,600	226,733	226,000	733
7/17/18	JPMorgan Chase Bank N.A.	SEK	8,864,950	990,769	1,074,906	(84,137)
7/17/18	Goldman Sachs & Co.	TRY	6,142,947	1,328,789	1,443,820	(115,031)
7/17/18	Barclays Bank plc	ZAR	30,702,878	2,234,275	2,458,000	(223,725)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(2,385,545)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	Bank of America N.A.	ARS	27,621,725	$791,088	$805,650	$14,562
2/12/19	JPMorgan Chase Bank N.A.	ARS	27,621,725	791,088	1,109,752	318,664
7/24/18	JPMorgan Chase Bank N.A.	AUD	1,296,030	959,182	969,329	10,147
7/10/18	JPMorgan Chase Bank N.A.	BRL	8,649,354	2,229,789	2,297,000	67,211
7/10/18	Goldman Sachs & Co.	BRL	69,012	17,791	20,384	2,593
7/17/18	JPMorgan Chase Bank N.A.	CHF	49,221	49,761	50,000	239
7/10/18	Citibank N.A.	CLP	622,169,543	952,231	1,033,830	81,599
7/10/18	Bank of America N.A.	CLP	622,169,543	952,231	1,026,835	74,604
7/24/18	Bank of America N.A.	CNH	16,461,850	2,480,059	2,612,708	132,649
7/10/18	JPMorgan Chase Bank N.A.	COP	6,998,399,000	2,386,935	2,410,000	23,065
7/10/18	Citibank N.A.	COP	7,999,776,526	2,728,473	2,849,786	121,313
7/17/18	JPMorgan Chase Bank N.A.	EGP	18,551,781	1,032,293	1,028,084	(4,209)
7/17/18	JPMorgan Chase Bank N.A.	EUR	6,999,047	8,181,656	8,300,000	118,344
7/17/18	Barclays Bank plc	EUR	2,406,143	2,812,703	2,845,000	32,297
7/24/18	Bank of America N.A.	IDR	273,900,000	19,123	19,748	625
7/17/18	Barclays Bank plc	ILS	3,423,310	936,698	980,568	43,870
7/24/18	Barclays Bank plc	INR	64,011,000	932,369	950,000	17,631
7/24/18	JPMorgan Chase Bank N.A.	INR	100,047,973	1,457,275	1,508,713	51,438
7/17/18	JPMorgan Chase Bank N.A.	MAD	23,480,042	2,473,479	2,510,241	36,762
7/17/18	JPMorgan Chase Bank N.A.	NGN	919,299,682	2,539,502	2,508,321	(31,181)
7/24/18	JPMorgan Chase Bank N.A.	NZD	1,528,635	1,035,356	1,120,487	85,131
2/1/19	Barclays Bank plc	PEN	4,111,588	1,243,082	1,258,714	15,632
7/17/18	Bank of America N.A.	RUB	59,554,985	946,881	934,416	(12,465)
7/24/18	Citibank N.A.	THB	152,223,440	4,596,992	4,658,000	61,008
7/17/18	JPMorgan Chase Bank N.A.	TRY	6,142,947	1,328,789	1,436,275	107,486
7/17/18	Bank of America N.A.	ZAR	29,354,112	2,136,124	2,304,000	167,876
7/17/18	JPMorgan Chase Bank N.A.	ZAR	56,097,300	4,082,249	4,618,126	535,877

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$2,072,768

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

CURRENCY LEGEND
ARS – Argentine Peso
AUD – Australian Dollar
BRL – Brazilian Real
CHF – Swiss Franc
CLP – Chilean Peso
CNH – Chinese Yuan Renminbi
COP – Colombian Peso
CZK – Czech Koruna
EGP – Egyptian Pound
EUR – Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
MAD – Moroccan Diram
MXN – Mexican Peso
MYR – Malaysian Ringgit
NGN – Nigeria Naira
NZD – New Zealand Dollar
PEN – Peruvian Nouveau Sol
PLN – Polish Zloty
RSD – Serbian Dinar.
RUB – Russian Ruble
SEK – Swedish Krona
THB – Thai Baht
TRY – Turkish New Lira
ZAR – South African Rand

Futures
TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Ultra Bond	09/19/18	8	(1,233,926)	Short	$(1,276,500)	$(42,574)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
$300,000 EUR	4.75%	1Y/6M	03/13/2028	Bank of America N.A.	$372,150 USD	7.43%	$30	$26,967	$26,937
288,982 EUR	7.82%	1Y/6M	12/31/2033	Citibank N.A.	355,737 USD	10.98%	66,685	17,335	(49,350)
410,000 EUR	1.75%	1Y/6M	04/24/2025	Citibank N.A.	507,170 USD	4.48%	(102)	32,730	32,832
200,000 EUR	2.75%	1Y/6M	01/27/2030	Citibank N.A.	235,400 USD	4.89%	(10)	(3,107)	(3,097)
350,000 EUR	2.70%	1Y/6M	06/15/2028	Citibank N.A.	411,740 USD	5.34%	(246)	5,866	6,112
200,000 EUR	5.30%	1Y/6M	01/15/2028	Citibank N.A.	233,200 USD	7.85%	(40)	(6,164)	(6,124)
150,000 EUR	5.25%	1Y/6M	01/15/2028	Citibank N.A.	184,200 USD	7.93%	270	10,686	10,416

Total OTC Cross Currency Swaps							$66,587	$84,313	$17,726

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 5/30/18 receiving a fixed rate of 11.31% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/4/27	BRL	2,873,876	$(18,391)	$(18,391)
Agreement with Bank of America N.A. dated 02/14/18 paying a fixed rate of 0.96% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 2/14/23	ILS	2,700,000	3,981	3,981
Agreement with Bank of America N.A. dated 2/6/18 paying a fixed rate of 0.885 receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 2/6/23	ILS	350,000	816	816
Agreement with Bank of America N.A. dated 06/27/18 receiving a fixed rate of 9.35% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/4/21	BRL	3,994,027	3,020	3,020
Agreement with Bank of America N.A. dated 06/06/18 receiving a fixed rate of 12.06% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/4/27	BRL	981,513	10,692	10,692
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.22% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	308,000,000	22,987	22,987
Agreement with Bank of America N.A. dated 1/1217 receiving a fixed rate of 8.09% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/27	ZAR	4,300,000	(1,942)	(1,942)
Agreement with BNP Paribas N.A. dated 03/14/18 paying a fixed rate of 0.855% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 3/14/23	ILS	19,730,000	59,807	59,807

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with BNP Paribas N.A. dated 03/14/18 paying a fixed rate of 1.00% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 3/14/23	HUF	518,600,000	$71,569	$71,569
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 5/19/20	ILS	6,500,000	(414)	(414)
Agreement with JPMorgan Chase Bank N.A. dated 5/23/18 receiving a fixed rate of 7.9% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 5/23/28	ZAR	14,250,000	(27,026)	(27,026)
Agreement with JPMorgan Chase Bank N.A. dated 1/12/17 receiving a fixed rate of 7.45% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/20	ZAR	4,460,000	1,066	1,066

Total OTC Interest Rate Swaps			$126,165	$126,165

OTC Credit Default Swaps – Sell Protection (1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION (DEPRECIATION)
Colombia Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	100,000	100,000	$(103)	$(1,089)	$(986)
Colombia Government International Bond	1.00%	3M	6/20/2023	Bank of America N.A.	400,000	400,000	610	(4,355)	(4,965)
Indonesia Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	200,000	200,000	569	(3,174)	(3,743)
Indonesia Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	800,000	800,000	152	(12,695)	(12,847)
Malaysia Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	100,000	100,000	1,560	(287)	(1,847)
Malaysia Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	400,000	400,000	5,273	(1,148)	(6,421)
Mexico Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	200,000	200,000	(1,676)	(3,078)	(1,402)
Mexico Government International Bond	1.00%	3M	6/20/2023	Bank of America N.A.	800,000	800,000	126	(12,312)	(12,438)
Panama Government International Bond	1.00%	3M	6/20/2023	Bank of America N.A.	200,000	200,000	3,124	2,288	(836)
Panama Government International Bond	1.00%	3M	6/20/2023	Barclays Bank plc	800,000	800,000	14,492	9,150	(5,342)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION (DEPRECIATION)
Peruvian Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	800,000	800,000	$10,401	$3,881	$(6,520)
Peruvian Government International Bond	1.00%	3M	6/20/2023	BNP Paribas S.A.	200,000	200,000	2,281	970	(1,311)
Russian Government International Bond	1.00%	3M	6/20/2023	Bank of America N.A.	100,000	100,000	(1,019)	(1,840)	(821)
Russian Government International Bond	1.00%	3M	6/20/2023	Bank of America N.A.	400,000	400,000	(8,345)	(7,359)	986

Total OTC Credit Default Swaps							$27,445	$(31,048)	$(58,493)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 86.0%*:

Foreign Government — 86.0%*:

Argentina — 0.7%*:
Argentine Bonos del Tesoro+	15.50%	10/17/2026	4,039,000	$210,327	$124,277

Brazil — 7.5%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	1,712,000	1,702,933	1,395,748

Chile — 4.4%*:
Bonos de la Tesoreria de la Republica en pesos+	4.50	3/1/2021	485,000,000	783,898	760,243
Chile Government International Bond+	5.50	8/5/2020	32,300,000	47,439	51,497

Total Chile			517,300,000	831,337	811,740

Colombia — 7.8%*:
Colombian TES+	3.00	3/25/2033	694,362,004	221,681	220,132
Colombian TES+	4.75	4/4/2035	2,067,540,594	799,259	801,585
Colombian TES+	7.75	9/18/2030	1,148,000,000	380,201	417,542

Total Colombia			3,909,902,598	1,401,141	1,439,259

El Salvador — 0.9%*:
El Salvador Government International Bond+^	8.25	4/10/2032	159,000	176,442	164,565
El Salvador Government International Bond+^	8.63	2/28/2029	10,000	10,691	10,746

Total El Salvador			169,000	187,133	175,311

Ghana — 1.8%*:
Ghana Government Bond+	16.50	2/6/2023	240,000	55,530	47,597
Ghana Government Bond+	18.25	7/25/2022	785,000	178,921	163,876
Ghana Government Bond+	21.50	3/9/2020	330,000	78,134	71,973
Ghana Government Bond+	24.75	3/1/2021	100,000	26,625	23,551
Ghana Government Bond+	24.75	7/19/2021	110,000	28,378	26,318

Total Ghana			1,565,000	367,588	333,315

Hungary — 0.3%*:
Hungary Government Bond+	5.50	12/20/2018	14,750,000	57,057	53,585

Indonesia — 8.7%*:
Indonesia Treasury Bond+	8.25	5/15/2036	2,120,000,000	168,624	146,277
Indonesia Treasury Bond+	8.38	3/15/2034	20,909,000,000	1,639,462	1,455,824

Total Indonesia			23,029,000,000	1,808,086	1,602,101

Malaysia — 4.7%*:
Malaysia Government Bond+	4.74	3/15/2046	2,995,000	718,869	716,560
Malaysia Government Bond+	4.94	9/30/2043	653,000	157,109	160,240

Total Malaysia			3,648,000	875,978	876,800

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Mexico — 5.0%*:
Mexican Bonos+	7.75%	11/13/2042	17,990,000	$993,171	$925,074

Nigeria — 1.3%*:
Nigeria Treasury Bill+	Zero Coupon	7/5/2018	90,550,000	251,264	249,377

Peru — 2.8%*:
Peru Government Bond+	6.85	2/12/2042	1,070,000	351,507	345,736
Peru Government Bond+	8.20	8/12/2026	500,000	180,744	181,569

Total Peru			1,570,000	532,251	527,305

Philippines — 2.6%*:
Philippine Government Bond+	5.75	8/16/2037	50,000	888	843
Philippine Government Bond+	6.13	10/24/2037	2,910,000	53,794	49,648
Philippine Government Bond+	6.25	3/22/2028	14,750,000	283,814	270,978
Philippine Government Bond+	6.50	2/22/2038	8,600,000	159,841	154,236
Philippine Government Bond+	7.63	9/29/2036	90,000	1,907	1,855
Philippine Government Bond+	8.13	12/16/2035	90,000	1,974	1,850

Total Philippines			26,490,000	502,218	479,410

Poland — 4.7%*:
Poland Government Bond+	2.50	7/25/2018	3,225,000	886,823	861,571

Romania — 4.6%*:
Romania Government Bond+	5.60	11/28/2018	2,510,000	644,043	633,099
Romania Government Bond+	5.80	7/26/2027	860,000	248,184	223,730

Total Romania			3,370,000	892,227	856,829

Russia — 11.4%*:
Russian Federal Bond — OFZ+	7.70	3/23/2033	50,717,000	864,281	811,480
Russian Federal Bond — OFZ+	8.50	9/17/2031	75,713,000	1,424,496	1,290,765

Total Russia			126,430,000	2,288,777	2,102,245

Serbia — 2.1%*:
Serbia Treasury Bond+	5.75	7/21/2023	20,120,000	205,650	213,537
Serbia Treasury Bonds+	5.88	2/8/2028	17,300,000	188,698	183,951

Total Serbia			37,420,000	394,348	397,488

South Africa — 10.9%*:
South Africa Government Bond+	6.50	2/28/2041	28,300,000	1,501,009	1,470,661
South Africa Government Bond+	8.75	2/28/2048	8,200,000	522,280	544,070

Total South Africa			36,500,000	2,023,289	2,014,731

Thailand — 3.8%*:
Thailand Government Bond+	3.88	6/13/2019	23,050,000	728,148	710,645

Total Foreign Government			27,848,680,598	16,934,096	15,936,811

Total Fixed Income			27,848,680,598	16,934,096	15,936,811

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 12.5%*:

Bank Deposit — 12.5%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28%	7/2/2018	2,306,774	$2,306,774	$2,306,774

Total Investments			27,850,987,372	19,240,870	18,243,585

Other assets and liabilities — 1.5%*				275,629

Net Assets — 100.0%					$18,519,214

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Russia	13.2%
South Africa	12.6%
Indonesia	10.0%
Colombia	9.0%
Brazil	8.8%
Mexico	5.8%
Malaysia	5.5%
Poland	5.4%
Romania	5.4%
Chile	5.1%
Thailand	4.5%
Peru	3.3%
Philippines	3.0%
Serbia	2.5%
Ghana	2.1%
Nigeria	1.6%
El Salvador	1.1%
Other (Individually less than 1%)	1.1%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

A summary of outstanding derivatives at June 30, 2018 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/17/18	CZK/EUR	Goldman Sachs & Co.	406,000	10,446,786	$5,340
7/17/18	EUR/CZK	Citibank N.A.	1,859,128	72,000	(655)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/17/18	EUR/CZK	Barclays Bank plc	26,069,998	1,027,207	$(29,725)
7/17/18	EUR/HUF	Citibank N.A.	16,302,189	51,000	(1,724)
7/17/18	EUR/HUF	Goldman Sachs & Co.	194,234,141	622,875	(38,336)
7/17/18	EUR/PLN	Goldman Sachs & Co.	5,068,870	1,202,029	(50,693)
7/17/18	EUR/PLN	JPMorgan Chase Bank N.A.	1,109,658	258,000	(5,086)
7/17/18	EUR/RON	Barclays Bank plc	850,319	181,518	594
7/17/18	EUR/RSD	JPMorgan Chase Bank N.A.	28,510,064	239,163	2,412
7/17/18	RON/EUR	Citibank N.A.	89,000	416,759	(251)

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(118,124)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	Goldman Sachs & Co.	ARS	3,877,500	$112,303	$165,000	$(52,697)
2/12/19	JPMorgan Chase Bank N.A.	ARS	2,601,840	75,356	111,000	(35,644)
2/12/19	Bank of America N.A.	ARS	8,428,000	244,097	350,000	(105,903)
7/24/18	Citibank N.A.	AUD	525,272	388,119	407,933	(19,814)
7/10/18	JPMorgan Chase Bank N.A.	BRL	2,520,405	654,523	743,767	(89,244)
7/10/18	Citibank N.A.	BRL	565,050	146,738	150,000	(3,262)
7/10/18	Goldman Sachs & Co.	BRL	1,333,878	346,394	364,000	(17,606)
7/10/18	Bank of America N.A.	BRL	1,082,802	281,193	294,000	(12,807)
7/10/18	Barclays Bank plc	BRL	315,945	82,048	90,000	(7,952)
7/17/18	Bank of America N.A.	CHF	17,631	17,777	18,000	(223)
7/17/18	JPMorgan Chase Bank N.A.	CHF	925,399	933,044	935,000	(1,956)
7/10/18	Barclays Bank plc	CLP	15,793,750	24,260	25,000	(740)
7/10/18	JPMorgan Chase Bank N.A.	CLP	246,520,000	378,665	400,000	(21,335)
7/17/18	JPMorgan Chase Bank N.A.	EGP	686,698	38,211	38,000	211
7/17/18	Goldman Sachs & Co.	EGP	6,809,958	378,932	376,656	2,276
7/17/18	Bank of America N.A.	EUR	58,913	68,853	69,000	(147)
7/17/18	JPMorgan Chase Bank N.A.	EUR	257,130	300,513	309,600	(9,087)
7/17/18	Goldman Sachs & Co.	EUR	2,387,397	2,790,193	2,977,505	(187,312)
7/17/18	Barclays Bank plc	HUF	142,782,692	506,951	571,313	(64,362)
7/24/18	Bank of America N.A.	IDR	3,321,454,040	231,812	239,471	(7,659)
7/17/18	Goldman Sachs & Co.	ILS	1,394,609	381,358	389,882	(8,524)
7/24/18	JPMorgan Chase Bank N.A.	INR	27,321,910	397,865	407,000	(9,135)
7/17/18	JPMorgan Chase Bank N.A.	MAD	3,816,177	401,976	415,431	(13,455)
7/10/18	Citibank N.A.	MXN	38,838,965	1,973,750	2,096,849	(123,099)
7/10/18	Goldman Sachs & Co.	MXN	1,581,136	80,352	79,000	1,352
10/10/18	Barclays Bank plc	MXN	861,770	43,174	42,639	535
7/24/18	Barclays Bank plc	MYR	2,978,169	737,087	763,861	(26,774)
7/17/18	JPMorgan Chase Bank N.A.	NGN	75,087,102	207,423	204,960	2,463
7/24/18	Citibank N.A.	NZD	564,524	382,214	397,534	(15,320)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/1/19	Bank of America N.A.	PEN	1,852,947	$561,884	$569,736	$(7,852)
7/17/18	Bank of America N.A.	PLN	1,815,126	484,908	537,772	(52,864)
7/17/18	JPMorgan Chase Bank N.A.	RUB	6,985,599	111,244	108,467	2,777
7/17/18	Bank of America N.A.	RUB	26,312,700	419,023	417,000	2,023
7/17/18	JPMorgan Chase Bank N.A.	SEK	3,352,797	375,167	406,539	(31,372)
7/24/18	BNP Paribas S.A.	THB	1,086,773	32,819	34,000	(1,181)
7/24/18	Citibank N.A.	THB	48,951,866	1,478,296	1,572,447	(94,151)
7/17/18	Citibank N.A.	TRY	721,685	156,539	155,181	1,358
7/17/18	JPMorgan Chase Bank N.A.	TRY	992,111	215,196	213,373	1,823
7/17/18	Goldman Sachs & Co.	TRY	5,689,875	1,234,175	1,304,708	(70,533)
7/17/18	Barclays Bank plc	ZAR	4,609,179	335,689	369,000	(33,311)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(1,110,503)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/12/19	JPMorgan Chase Bank N.A.	ARS	7,453,670	$215,878	$299,464	$83,586
2/12/19	Bank of America N.A.	ARS	7,453,670	215,878	217,403	1,525
7/24/18	JPMorgan Chase Bank N.A.	AUD	525,272	388,120	392,863	4,743
7/17/18	JPMorgan Chase Bank N.A.	CHF	26,579	26,799	27,000	201
7/10/18	Bank of America N.A.	CLP	362,981,209	557,555	599,068	41,513
7/10/18	Citibank N.A.	CLP	362,981,209	557,554	603,149	45,595
7/24/18	Bank of America N.A.	CNH	5,278,152	795,929	837,711	41,782
7/24/18	BNP Paribas S.A.	CNH	102,778	15,499	16,000	501
7/10/18	Goldman Sachs & Co.	COP	31,801,550	10,824	11,000	176
7/10/18	JPMorgan Chase Bank N.A.	COP	2,691,915,300	916,268	927,000	10,732
7/10/18	Citibank N.A.	COP	29,960,940	10,198	10,673	475
7/17/18	JPMorgan Chase Bank N.A.	EGP	7,496,656	417,143	415,442	(1,701)
7/17/18	Barclays Bank plc	EUR	177,806	207,805	210,236	2,431
7/17/18	JPMorgan Chase Bank N.A.	EUR	1,515,157	1,770,790	1,794,691	23,901
7/17/18	Citibank N.A.	EUR	147,872	172,820	173,152	332
7/24/18	Bank of America N.A.	IDR	3,321,454,040	231,812	238,696	6,884
7/17/18	Barclays Bank plc	ILS	1,394,609	381,358	399,470	18,112
7/24/18	JPMorgan Chase Bank N.A.	INR	41,044,591	597,697	618,948	21,251
7/24/18	Barclays Bank plc	INR	11,724,120	170,728	174,000	3,272
7/17/18	JPMorgan Chase Bank N.A.	MAD	3,816,177	401,976	407,986	6,010
7/3/18	Barclays Bank plc	MXN	861,770	43,843	43,296	(547)
7/24/18	Barclays Bank plc	MYR	419,407	103,802	106,000	2,198
7/17/18	JPMorgan Chase Bank N.A.	NGN	75,087,102	207,423	204,876	(2,547)
7/24/18	JPMorgan Chase Bank N.A.	NZD	564,524	382,214	413,795	31,581
2/1/19	Barclays Bank plc	PEN	1,852,947	561,884	567,257	5,373
7/24/18	JPMorgan Chase Bank N.A.	PHP	13,329,920	249,277	253,613	4,336

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/24/18	Bank of America N.A.	PHP	10,346,840	$193,492	$196,000	$2,508
7/17/18	JPMorgan Chase Bank N.A.	RON	2,252,618	563,572	599,627	36,055
7/17/18	JPMorgan Chase Bank N.A.	RSD	28,843,487	285,223	301,694	16,471
7/17/18	Bank of America N.A.	RUB	21,862,947	348,162	343,029	(5,133)
7/24/18	JPMorgan Chase Bank N.A.	THB	17,279,794	521,832	539,959	18,127
7/24/18	Citibank N.A.	THB	39,902,280	1,205,008	1,221,000	15,992
7/17/18	JPMorgan Chase Bank N.A.	TRY	4,123,869	894,497	967,523	73,026
7/17/18	Barclays Bank plc	ZAR	202,965	14,782	16,000	1,218
7/17/18	Bank of America N.A.	ZAR	4,777,688	347,962	375,000	27,038
7/17/18	JPMorgan Chase Bank N.A.	ZAR	12,780,873	930,838	1,052,166	121,328

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$658,345

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
MAD	–	Moroccan Diram
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigeria Naira
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SEK	–	Swedish Krona
THB	–	Thai Baht
TRY	–	Turkish New Lira
ZAR	–	South African Rand

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	ZAR	8,000,000	$19,186	$19,186
Agreement with Bank of America N.A. dated 2/14/18 paying a fixed rate of 0.96% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 2/14/23	ILS	5,900,000	8,694	8,694
Agreement with Bank of America N.A. dated 2/6/18 paying a fixed rate of 0.885% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 2/6/23	ILS	700,000	1,631	1,631
Agreement with Bank of America N.A. dated 12/21/17 paying a fixed rate of 1.73% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 12/21/27	HUF	67,700,000	23,757	23,757
Agreement with Bank of America N.A. dated 11/24/17 paying a fixed rate of 1.84% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 11/24/27	HUF	76,800,000	24,003	24,003
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.22% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	92,000,000	6,869	6,869
Agreement with Bank of America N.A. dated 06/27/18 receiving a fixed rate of 9.355% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/24/21	BRL	1,597,611	1,217	1,217
Agreement with Bank of America N.A. dated 06/06/18 receiving a fixed rate of 12.06% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/04/27	BRL	415,255	4,557	4,557
Agreement with Bank of America N.A. dated 05/30/18 receiving a fixed rate of 11.31% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/04/27	BRL	1,117,619	(7,205)	(7,205)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	MXN	4,750,000	(21,701)	(21,701)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBOR rate. Expiring 5/19/20	ILS	1,700,000	(108)	(108)

Total OTC Interest Rate Swaps			$60,900	$60,900

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
MXN-TIIE Rate	Pay	7.77%	4/5/27	1M/1M	14,700,000	CME	(6,995)
MXN-TIIE Rate	Pay	7.73%	12/8/27	28D/28D	18,100,000	CME	(17,546)

Total Centrally Cleared Interest Rate Swaps							$(24,541)

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.7%*:

Bank Loans — 3.3%*§:

Oil and Gas — 2.5%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.34%	4/11/2022	300,000	$304,500	$300,150
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.83	4/15/2020	250,000	225,000	228,750
Gulf Finance LLC, 3M LIBOR + 5.250%	7.59	8/25/2023	100,854	100,122	86,818

Total Oil and Gas			650,854	629,622	615,718

Printing and Publishing — 0.8%*:
Getty Images, Inc., 3M LIBOR + 3.500%	5.59	10/18/2019	199,458	192,971	192,311

Total Bank Loans			850,312	822,593	808,029

Corporate Bonds — 94.4%*:

Aerospace and Defense — 2.4%*:
Swissport Financing Sarl+	9.75	12/15/2022	100,000	131,180	125,384
Triumph Group, Inc.	4.88	4/1/2021	38,000	36,934	36,575
Triumph Group, Inc.	7.75	8/15/2025	250,000	250,000	247,500
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC^	7.75	6/1/2020	200,000	199,756	198,000

Total Aerospace and Defense			588,000	617,870	607,459

Automobile — 2.3%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	200,000	276,805	240,722
JB Poindexter & Co., Inc.^	7.13	4/15/2026	202,000	202,000	207,050
RAC Bond Co. PLC+	5.00	11/6/2022	100,000	128,880	124,482

Total Automobile			502,000	607,685	572,254

Beverage, Food and Tobacco — 3.9%*:
Boparan Finance PLC+	5.50	7/15/2021	150,000	189,742	171,337
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	137,000	140,377	130,836
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	250,000	250,000	236,175
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	150,000	151,115	145,875
Pilgrim’s Pride Corp.^	5.88	9/30/2027	200,000	200,000	185,500
Sunshine Mid BV+	6.50	5/15/2026	100,000	121,055	110,602

Total Beverage, Food and Tobacco			987,000	1,052,289	980,325

Broadcasting and Entertainment — 6.8%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	275,000	275,094	251,625
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	275,000	274,320	270,187
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	241,000	240,236	239,256
CSC Holdings LLC^	5.38	2/1/2028	250,000	250,000	231,250
DISH DBS Corp.	7.75	7/1/2026	192,000	192,000	168,240
Netflix, Inc.^	5.88	11/15/2028	200,000	200,000	201,940

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
Sirius XM Radio, Inc.^	5.00%	8/1/2027	229,000	$229,000	$214,401
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25	1/15/2029	90,000	105,360	117,599

Total Broadcasting and Entertainment			1,752,000	1,766,010	1,694,498

Buildings and Real Estate — 2.1%*:
RPG Byty sro+	3.38	10/15/2024	150,000	176,165	174,294
Standard Industries, Inc.^	4.75	1/15/2028	250,000	250,000	229,375
William Lyon Homes, Inc.^	6.00	9/1/2023	123,000	123,000	121,427

Total Buildings and Real Estate			523,000	549,165	525,096

Cargo Transport — 4.9%*:
American Airlines Group, Inc.^	5.50	10/1/2019	265,000	267,311	267,650
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	387,000	393,253	410,220
Kenan Advantage Group, Inc.^	7.88	7/31/2023	400,000	410,331	408,000
WFS Global Holding SAS+	9.50	7/15/2022	100,000	110,938	122,421

Total Cargo Transport			1,152,000	1,181,833	1,208,291

Chemicals, Plastics and Rubber — 3.6%*:
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,654	307,875
Huntsman International LLC	4.25	4/1/2025	100,000	129,362	132,749
INEOS Group Holdings SA+	5.38	8/1/2024	100,000	110,349	121,914
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	215,000	209,000	217,150
Monitchem HoldCo 2 SA+	6.88	6/15/2022	100,000	99,298	102,284

Total Chemicals, Plastics and Rubber			815,000	846,663	881,972

Containers, Packaging and Glass — 1.7%*:
BWAY Holding Co.	4.75	4/15/2024	100,000	115,660	116,062
SIG Combibloc Holdings SCA+	7.75	2/15/2023	250,000	291,997	302,168

Total Containers, Packaging and Glass			350,000	407,657	418,230

Diversified/Conglomerate Manufacturing — 0.5%*:
Appvion, Inc.^~	9.00	6/1/2020	327,000	231,191	1,839
Energizer Gamma Acquisition BV	4.63	7/15/2026	100,000	116,130	117,640

Total Diversified/Conglomerate Manufacturing			427,000	347,321	119,479

Diversified/Conglomerate Service — 5.6%*:
Algeco Global Finance PLC+	6.50	2/15/2023	100,000	121,299	118,719
Carlson Travel, Inc.^	9.50	12/15/2024	280,000	280,000	253,400
Hertz Holdings Netherlands BV	5.50	3/30/2023	100,000	123,070	113,044
Iron Mountain UK PLC	3.88	11/15/2025	100,000	132,815	124,862
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	353,000	363,936	375,839

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Verisure Midholding AB+	5.75%	12/1/2023	150,000	$176,873	$169,768
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	251,278	247,187

Total Diversified/Conglomerate Service			1,333,000	1,449,271	1,402,819

Electronics — 3.0%*:
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.^	6.00	7/15/2025	95,000	95,000	96,188
TIBCO Software, Inc.^	11.38	12/1/2021	439,000	472,658	474,120
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	200,000	214,855	164,000

Total Electronics			734,000	782,513	734,308

Finance — 6.8%*:
Cabot Financial Luxembourg SA+	7.50	10/1/2023	100,000	134,851	134,285
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	380,956	325,157
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	300,000	447,461	384,166
Jerrold Finco PLC+	6.13	1/15/2024	100,000	124,555	132,643
LPL Holdings, Inc.^	5.75	9/15/2025	300,000	300,000	291,750
Nexi Capital SpA+	4.13	11/1/2023	100,000	119,575	114,444
Park Aerospace Holdings Ltd.+^	5.25	8/15/2022	47,000	46,919	46,531
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	244,000	250,406	251,932

Total Finance			1,441,000	1,804,723	1,680,908

Healthcare, Education and Childcare — 7.3%*:
Avantor, Inc.^	9.00	10/1/2025	220,000	220,000	221,694
Cognita Financing PLC+	7.75	8/15/2021	100,000	133,881	133,955
CTC BondCo GmbH+	5.25	12/15/2025	100,000	117,432	111,219
HCA, Inc.	5.38	2/1/2025	200,000	202,660	196,940
IDH Finance PLC+	6.25	8/15/2022	100,000	131,025	120,207
Nidda Healthcare Holding GmbH+	3.50	9/30/2024	100,000	111,456	110,065
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	220,000	210,374	215,050
Synlab Unsecured Bondco PLC+	8.25	7/1/2023	100,000	131,659	123,022
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	101,000	78,472	93,930
Valeant Pharmaceuticals International, Inc.^	5.88	5/15/2023	42,000	35,629	39,454
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	224,000	198,190	206,360
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	122,130
Valeant Pharmaceuticals International, Inc.^	7.00	3/15/2024	125,000	125,000	131,056

Total Healthcare, Education and Childcare			1,750,000	1,813,778	1,825,082

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.6%*:
LSF9 Balta Issuer SARL+	7.75	9/15/2022	121,500	152,217	148,054

Hotels, Motels, Inns and Gaming — 1.9%*:
Boyne USA, Inc.^	7.25	5/1/2025	125,000	125,000	130,312
TVL Finance PLC+	8.50	5/15/2023	160,000	224,837	220,557

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Hotels, Motels, Inns and Gaming (Continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25%	5/15/2027	125,000	$125,000	$116,875

Total Hotels, Motels, Inns and Gaming			410,000	474,837	467,744

Insurance — 0.9%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	250,000	250,000	227,500

Leisure, Amusement, Entertainment — 4.6%*:
Allegiant Travel Co.	5.50	7/15/2019	200,000	202,908	201,000
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	200,000	254,565	266,986
Brunswick Corp.	7.13	8/1/2027	317,000	333,765	370,020
Perform Group Financing PLC+	8.50	11/15/2020	100,000	150,387	133,986
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	159,200

Total Leisure, Amusement, Entertainment			977,000	1,101,625	1,131,192

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	250,000	250,000	241,875

Mining, Steel, Iron and Non-Precious Metals — 6.9%*:
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	215,000	215,000	228,975
ArcelorMittal	6.75	3/1/2041	165,000	191,986	186,272
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	219,267
Hecla Mining Co.	6.88	5/1/2021	250,000	227,659	252,647
Kinross Gold Corp.+	5.95	3/15/2024	127,000	131,535	130,175
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,601	84,050
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	107,000	106,638	106,733
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,668	254,375
Warrior Met Coal, Inc.^	8.00	11/1/2024	240,000	240,000	247,800

Total Mining, Steel, Iron and Non-Precious Metals			1,665,000	1,670,087	1,710,294

Oil and Gas — 16.2%*:
CGG Holding US, Inc.+	7.88	5/1/2023	150,000	185,580	184,475
Chesapeake Energy Corp.	8.00	1/15/2025	200,000	197,469	203,690
Chesapeake Energy Corp.	8.00	6/15/2027	17,000	17,000	17,298
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	343,221	362,739
Energy Transfer Equity LP	4.25	3/15/2023	250,000	250,000	241,252
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	314,000	314,000	243,350
EP Energy LLC/Everest Acquisition Finance, Inc.^	9.38	5/1/2024	58,000	52,246	47,560

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63%	6/15/2020	500,000	$494,682	$481,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	300,000	300,000	288,000
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	250,000	250,000	201,875
Jupiter Resources, Inc.+^	8.50	10/1/2022	405,000	338,790	166,050
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	200,000	206,270	202,750
Kosmos Energy Ltd.+^	7.88	8/1/2021	450,000	434,445	457,312
Neptune Energy Bondco PLC^	6.63	5/15/2025	200,000	200,246	194,750
QEP Resources, Inc.	5.63	3/1/2026	125,000	120,079	119,688
Sunoco LP/Sunoco Finance Corp.^	5.50	2/15/2026	100,000	100,000	94,750
Transocean, Inc.	6.80	3/15/2038	42,000	33,718	34,125
Transocean, Inc.	9.35	12/15/2041	32,000	29,785	31,840
Tullow Oil PLC+^	6.25	4/15/2022	250,000	211,304	242,500
Welltec A/S+^	9.50	12/1/2022	200,000	198,237	201,000

Total Oil and Gas			4,384,000	4,277,072	4,016,254

Personal and Non-Durable Consumer Products Mfg. Only — 0.4%*:
Samsonite Finco Sarl	3.50	5/15/2026	100,000	109,108	111,087

Personal Transportation — 0.6%*:
Hertz Corp. (The)^	7.63	6/1/2022	150,000	150,000	144,000

Personal, Food and Miscellaneous — 0.5%*:
Ocado Group PLC+	4.00	6/15/2024	100,000	128,106	132,001

Retail Stores — 2.2%*:
HSS Financing PLC+	6.75	8/1/2019	68,000	98,098	89,339
Maxeda DIY Holding B.V.+	6.13	7/15/2022	100,000	114,070	106,124
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	245,000
Travelex Financing PLC+	8.00	5/15/2022	100,000	108,750	113,750

Total Retail Stores			518,000	570,918	554,213

Telecommunications — 6.3%*:
Cequel Communications Holdings I LLC/Cequel Capital Corp.^	7.50	4/1/2028	250,000	250,000	253,050
Frontier Communications Corp.	7.13	3/15/2019	250,000	252,996	251,875
Sprint Communications, Inc.	7.00	8/15/2020	75,000	74,470	77,625
Sprint Corp.	7.63	3/1/2026	125,000	125,000	127,500
Sprint Corp.	7.88	9/15/2023	452,000	438,073	468,667
Telecom Italia SpA/Milano+	5.88	5/19/2023	100,000	149,643	145,235
Virgin Media Receivables Financing Notes I DAC+	5.50	9/15/2024	100,000	134,719	129,823
Ziggo Bond Finance BV+	4.63	1/15/2025	100,000	103,942	115,186

Total Telecommunications			1,452,000	1,528,843	1,568,961

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 1.4%*:
Nordex SE+	6.50%	2/1/2023	100,000	$124,195	$108,907
Viridian Group Finance Co PLC+	4.00	9/15/2025	100,000	118,264	108,339
Viridian Group Finance Co. PLC+	4.75	9/15/2024	100,000	132,000	121,714

Total Utilities			300,000	374,459	338,960

Total Corporate Bonds			23,031,500	24,264,050	23,442,856

Total Fixed Income			23,881,812	25,086,643	24,250,885

Short-Term Investments — 4.1%*:

Bank Deposit — 4.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28	7/2/2018	1,028,962	1,028,962	1,028,962

Total Investments			24,910,774	26,115,605	25,279,847

Other assets and liabilities — (1.8%)*					(454,074)

Net Assets — 100.0%					$24,825,773

MTN	Medium Term Note
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	69.8%
United Kingdom	12.0%
Ghana	2.9%
Germany	2.8%
Switzerland	1.8%
France	1.7%
Canada	1.6%
Netherlands	1.4%
Ireland	1.1%
Italy	1.1%
Other (Individually less than 1%)	3.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

~	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

A summary of outstanding derivatives at June 30, 2018 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/11/18	Bank of America N.A.	EUR	100,907	117,905	117,005	$900
7/11/18	BNP Paribas S.A.	GBP	2,000	2,641	2,648	(7)

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$893

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/11/18	BNP Paribas S.A.	EUR	85,220	99,576	100,550	$974
7/11/18	Bank of America N.A.	EUR	506,649	591,997	591,104	(893)
7/11/18	Goldman Sachs & Co.	EUR	2,290,782	2,676,676	2,681,794	5,118
7/11/18	JPMorgan Chase Bank N.A.	GBP	2,445,864	3,229,057	3,268,863	39,806

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$45,005

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2018

			SHARES	COST	FAIR VALUE
Equities — 0.4%*:

Common Stocks — 0.4%*:

Oil and Gas — 0.4%*:
Fieldwood Energy LLC			1,006	$35,210	$49,357
Fieldwood Energy LLC			4,100	88,421	206,025

Total Oil and Gas			5,106	123,631	255,382

Total Common Stocks			5,106	123,631	255,382

Total Equities			5,106	123,631	255,382

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.9%*:

Bank Loans — 2.6%*§:

Broadcasting and Entertainment — 0.5%*:
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.06%	8/13/2021	299,223	299,247	298,538

Buildings and Real Estate — 0.1%*:
GYP Holdings III Corp., 1M LIBOR + 2.750%	4.84	6/1/2025	30,632	30,632	30,377

Diversified/Conglomerate Service — 0.1%*:
SonicWALL, Inc., 3M LIBOR + 7.500%	9.83	5/18/2026	51,897	51,380	51,378

Electronics — 0.1%*:
Renaissance Holding Corp., 3M LIBOR + 7.000%	9.33	5/26/2026	68,963	67,594	68,445

Oil and Gas — 1.5%*:
Caelus Energy Alaska O3 LLC, 3M LIBOR + 7.500%	9.83	4/15/2020	550,000	495,000	503,250
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.34	4/11/2022	172,215	153,118	172,301
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.34	4/11/2023	91,996	27,598	88,852
Gulf Finance LLC, 3M LIBOR + 5.250%	7.59	8/25/2023	100,854	100,122	86,819

Total Oil and Gas			915,065	775,838	851,222

Printing and Publishing — 0.3%*:
Getty Images, Inc., 3M LIBOR + 3.500%	5.59	10/18/2019	199,457	192,971	192,311

Total Bank Loans			1,565,237	1,417,662	1,492,271

Corporate Bonds — 91.3%*:

Aerospace and Defense — 3.4%*:
TransDigm UK Holdings PLC^	6.88	5/15/2026	500,000	496,253	506,875
TransDigm, Inc.	6.38	6/15/2026	307,000	304,587	304,697
Triumph Group, Inc.	4.88	4/1/2021	43,000	41,794	41,388
Triumph Group, Inc.	7.75	8/15/2025	555,000	561,758	549,450
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC^	7.75	6/1/2020	550,000	542,246	544,500

Total Aerospace and Defense			1,955,000	1,946,638	1,946,910

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile — 1.2%*:
Allison Transmission, Inc.^	4.75%	10/1/2027	247,000	$247,000	$230,327
Allison Transmission, Inc.^	5.00	10/1/2024	176,000	176,000	173,140
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	12,000	10,010	12,150
JB Poindexter & Co., Inc.^	7.13	4/15/2026	202,000	202,000	207,050
Wabash National Corp.^	5.50	10/1/2025	79,000	79,000	75,840

Total Automobile			716,000	714,010	698,507

Beverage, Food and Tobacco — 1.9%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	270,214	270,400
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	165,000	169,070	157,577
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	250,000	250,000	236,175
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	203,000	201,106	197,418
Pilgrim’s Pride Corp.^	5.88	9/30/2027	225,000	225,000	208,687

Total Beverage, Food and Tobacco			1,103,000	1,115,390	1,070,257

Broadcasting and Entertainment — 7.4%*:
Block Communications, Inc.^	6.88	2/15/2025	434,000	434,000	432,915
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.00	2/1/2028	274,000	255,832	250,710
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	1,200,000	1,197,272	1,179,000
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	271,000	268,901	269,039
CSC Holdings LLC^	5.38	2/1/2028	250,000	250,000	231,250
DISH DBS Corp.	7.75	7/1/2026	480,000	460,718	420,600
Intelsat Jackson Holdings SA	7.25	10/15/2020	121,000	120,852	120,395
Intelsat Jackson Holdings SA	7.50	4/1/2021	364,000	363,849	361,270
Netflix, Inc.^	5.88	11/15/2028	600,000	597,547	605,820
Sirius XM Radio, Inc.^	5.00	8/1/2027	350,000	350,000	327,687

Total Broadcasting and Entertainment			4,344,000	4,298,971	4,198,686

Buildings and Real Estate — 3.4%*:
Brookfield Residential Properties, Inc.^	6.50	12/15/2020	250,000	249,673	253,125
Century Communities, Inc.	5.88	7/15/2025	250,000	249,720	236,250
M/I Homes, Inc.	5.63	8/1/2025	550,000	531,035	514,250
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	257,760
MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/2027	300,000	300,000	286,500
Standard Industries, Inc.^	4.75	1/15/2028	300,000	300,000	275,250
William Lyon Homes, Inc.^	6.00	9/1/2023	123,000	123,000	121,427

Total Buildings and Real Estate			2,023,000	2,003,428	1,944,562

Cargo Transport — 3.6%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	249,487	248,750
American Airlines Group, Inc.^	5.50	10/1/2019	532,000	540,395	537,320
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	520,000	532,118	551,200
Kenan Advantage Group, Inc.^	7.88	7/31/2023	700,000	717,625	714,000

Total Cargo Transport			2,002,000	2,039,625	2,051,270

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 2.2%*:
Chemours Co. (The)	5.38%	5/15/2027	156,000	$154,647	$150,930
Chemours Co. (The)	7.00	5/15/2025	254,000	257,409	272,415
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,654	307,875
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	243,023	252,500
Platform Specialty Products Corp.^	5.88	12/1/2025	250,000	248,148	244,375

Total Chemicals, Plastics and Rubber			1,210,000	1,201,881	1,228,095

Containers, Packaging and Glass — 0.2%*:
Crown Americas LLC/Crown Americas Capital Corp.^	4.75	2/1/2026	135,000	135,000	128,250

Diversified/Conglomerate Manufacturing — 2.0%*:
Appvion, Inc.^~	9.00	6/1/2020	366,000	258,814	2,059
EnPro Industries, Inc.	5.88	9/15/2022	220,000	221,447	224,400
Griffon Corp.	5.25	3/1/2022	700,000	699,179	681,030
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	124,000	126,699	122,140
Teleflex, Inc.	4.63	11/15/2027	119,000	119,000	112,455

Total Diversified/Conglomerate Manufacturing			1,529,000	1,425,139	1,142,084

Diversified/Conglomerate Service — 5.1%*:
Carlson Travel, Inc.^	6.75	12/15/2023	250,000	254,891	245,000
Carlson Travel, Inc.^	9.50	12/15/2024	350,000	331,752	316,750
KAR Auction Services, Inc.^	5.13	6/1/2025	300,000	300,000	286,500
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	1,237,000	1,307,936	1,317,034
United Rentals North America, Inc.	4.63	10/15/2025	125,000	125,000	119,062
United Rentals North America, Inc.	4.88	1/15/2028	125,000	125,294	115,744
Waste Pro USA, Inc.^	5.50	2/15/2026	59,000	59,000	56,714
Zachry Holdings, Inc.^	7.50	2/1/2020	436,000	435,656	431,095

Total Diversified/Conglomerate Service			2,882,000	2,939,529	2,887,899

Electronics — 4.2%*:
Dell, Inc.	6.50	4/15/2038	126,000	129,099	118,755
RP Crown Parent LLC^	7.38	10/15/2024	96,000	96,000	98,851
Symantec Corp.	4.20	9/15/2020	551,000	550,343	552,602
TIBCO Software, Inc.^	11.38	12/1/2021	1,383,000	1,497,807	1,493,640
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	165,000	172,417	135,300

Total Electronics			2,321,000	2,445,666	2,399,148

Finance — 5.1%*:
Aircastle Ltd.	5.00	4/1/2023	271,000	271,876	272,016
Alliance Data Systems Corp.^	5.88	11/1/2021	550,000	561,297	561,000
Energizer Gamma Acquisition, Inc.^	6.38	7/15/2026	120,000	120,000	122,025
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.25	2/1/2022	135,000	138,545	137,700

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.38%	12/15/2025	415,000	$416,475	$415,519
LPL Holdings, Inc.^	5.75	9/15/2025	575,000	568,544	559,187
Park Aerospace Holdings Ltd.+^	5.25	8/15/2022	59,000	58,893	58,411
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.^	6.75	6/1/2025	210,000	210,000	201,600
VFH Parent LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	557,000	568,942	575,108

Total Finance			2,892,000	2,914,572	2,902,566

Grocery — 1.2%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	174,000	172,147	170,520
Post Holdings, Inc.^	5.50	3/1/2025	300,000	292,957	292,875
Post Holdings, Inc.^	5.75	3/1/2027	200,000	200,000	194,000

Total Grocery			674,000	665,104	657,395

Healthcare, Education and Childcare — 7.6%*:
Avantor, Inc.^	9.00	10/1/2025	600,000	602,867	604,620
Catalent Pharma Solutions, Inc.^	4.88	1/15/2026	227,000	227,000	217,986
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.^	6.00	2/1/2025	200,000	182,149	156,000
HCA, Inc.	5.38	2/1/2025	375,000	379,988	369,263
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.^	7.50	10/1/2024	94,000	94,000	98,935
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	1,065,000	1,047,066	1,041,037
Teva Pharmaceutical Finance Netherlands III BV	6.00	4/15/2024	300,000	296,326	297,098
Valeant Pharmaceuticals International^	9.25	4/1/2026	775,000	789,286	805,031
Valeant Pharmaceuticals International , Inc.^	5.50	3/1/2023	118,000	91,680	109,740
Valeant Pharmaceuticals International, Inc.^	5.88	5/15/2023	50,000	42,415	46,969
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	391,000	346,535	360,209
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	122,130
Valeant Pharmaceuticals International, Inc.^	7.00	3/15/2024	125,000	125,000	131,056

Total Healthcare, Education and Childcare			4,438,000	4,342,312	4,360,074

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.6%*:
Louisiana-Pacific Corp.	4.88	9/15/2024	250,000	250,000	245,625
Mattel, Inc.^	6.75	12/31/2025	78,000	78,000	75,952

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			328,000	328,000	321,577

Hotels, Motels, Inns and Gaming — 0.4%*:
Boyne USA, Inc.^	7.25	5/1/2025	125,000	125,000	130,312
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	116,875

Total Hotels, Motels, Inns and Gaming			250,000	250,000	247,187

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance — 2.5%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00%	11/15/2025	500,000	$485,335	$455,000
Amwins Group, Inc.^	7.75	7/1/2026	200,000	200,000	203,000
AssuredPartners, Inc.^	7.00	8/15/2025	339,000	335,931	326,288
HUB International Ltd.^	7.00	5/1/2026	250,000	250,000	246,875
York Risk Services Holding Corp.^	8.50	10/1/2022	220,000	203,590	201,874

Total Insurance			1,509,000	1,474,856	1,433,037

Leisure, Amusement, Entertainment — 3.2%*:
Allegiant Travel Co.	5.50	7/15/2019	1,000,000	1,015,369	1,005,000
Brunswick Corp.	7.13	8/1/2027	567,000	599,570	661,834
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	159,200

Total Leisure, Amusement, Entertainment			1,727,000	1,774,939	1,826,034

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	380,000	372,054	367,650

Mining, Steel, Iron and Non-Precious Metals — 9.6%*:
Alcoa Nederland Holding BV^	6.13	5/15/2028	421,000	421,000	423,631
Allegheny Technologies, Inc.	5.95	1/15/2021	309,000	309,910	310,545
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	328,000	332,419	349,320
ArcelorMittal	6.75	3/1/2041	197,000	229,223	222,397
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	219,268
First Quantum Minerals Ltd.+^	7.00	2/15/2021	600,000	605,878	600,836
Hecla Mining Co.	6.88	5/1/2021	250,000	227,659	252,648
Kinross Gold Corp.+	5.95	3/15/2024	152,000	157,453	155,800
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,519	101,475
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA^	8.38	12/1/2022	400,000	410,336	409,000
New Gold, Inc.^	6.25	11/15/2022	400,000	408,815	404,000
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	893,000	907,236	890,767
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	550,000	557,735	559,625
Warrior Met Coal, Inc.^	8.00	11/1/2024	540,000	548,858	557,550

Total Mining, Steel, Iron and Non-Precious Metals			5,368,000	5,444,041	5,456,862

Oil and Gas — 14.5%*:
Chesapeake Energy Corp.	8.00	1/15/2025	522,000	516,389	531,631
Citgo Holding, Inc.^	10.75	2/15/2020	762,000	791,815	810,577
CVR Refining LLC/Coffeyville Finance, Inc.	6.50	11/1/2022	331,000	340,635	337,620
Energy Transfer Equity LP	4.25	3/15/2023	250,000	250,000	241,253
EP Energy LLC/Everest Acquisition Finance, Inc.^	7.75	5/15/2026	350,000	350,000	357,875
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	248,000	248,000	192,200

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.^	9.38%	5/1/2024	65,000	$58,552	$53,300
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	100,000	100,830	90,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	600,000	595,596	577,500
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	100,000	98,507	98,125
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	246,250	252,500
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	348,000	348,956	281,010
Jupiter Resources, Inc.+^	8.50	10/1/2022	479,000	402,814	196,390
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	270,000	278,289	273,712
Kosmos Energy Ltd.	7.88	8/1/2021	1,027,000	1,023,413	1,043,689
NGPL PipeCo LLC^	4.38	8/15/2022	56,000	56,000	55,440
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	550,000	558,371	578,187
QEP Resources, Inc.	5.63	3/1/2026	550,000	528,350	526,625
SM Energy Co.	6.50	1/1/2023	227,000	181,552	229,270
Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88	3/1/2027	300,000	300,000	280,500
Sunoco LP/Sunoco Finance Corp.^	4.88	1/15/2023	60,000	60,000	57,600
Sunoco LP/Sunoco Finance Corp.^	5.88	3/15/2028	43,000	43,000	40,542
Transocean Guardian Ltd.^	5.88	1/15/2024	171,000	169,290	170,359
Transocean, Inc.	6.80	3/15/2038	120,000	100,392	97,500
Transocean, Inc.	9.35	12/15/2041	38,000	35,370	37,810
Weatherford International LLC^	9.88	3/1/2025	300,000	300,740	301,500
Welltec A/S+^	9.50	12/1/2022	550,000	554,383	552,750

Total Oil and Gas			8,667,000	8,537,494	8,265,965

Personal Transportation — 1.1%*:
Hertz Corp. (The)^	7.63	6/1/2022	450,000	453,862	432,000
Watco Cos. LLC/Watco Finance Corp.^	6.38	4/1/2023	173,000	173,301	175,811

Total Personal Transportation			623,000	627,163	607,811

Personal, Food and Miscellaneous — 0.3%*:
Simmons Foods, Inc.^	5.75	11/1/2024	193,000	163,875	167,428

Retail Stores — 0.4%*:
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	245,000

Telecommunications — 9.1%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,202	246,375
Altice Luxembourg SA+^	7.63	2/15/2025	225,000	238,501	207,000
Cablevision Systems Corp.	5.88	9/15/2022	400,000	394,658	397,000
CenturyLink, Inc.	6.75	12/1/2023	280,000	280,687	281,400

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp.^	7.50%	4/1/2028	250,000	$250,000	$253,050
CommScope Technologies LLC^	5.00	3/15/2027	600,000	572,074	564,750
Frontier Communications Corp.	7.13	3/15/2019	550,000	556,592	554,125
Hughes Satellite Systems Corp.	6.63	8/1/2026	550,000	549,142	508,750
Sprint Capital Corp.	6.88	11/15/2028	700,000	706,986	670,250
Sprint Communications, Inc.	7.00	8/15/2020	75,000	74,471	77,625
Sprint Corp.	7.63	3/1/2026	125,000	125,000	127,500
Sprint Corp.	7.88	9/15/2023	489,000	475,273	507,032
T-Mobile USA, Inc.	4.50	2/1/2026	96,000	96,000	89,640
T-Mobile USA, Inc.	4.75	2/1/2028	155,000	155,000	143,569
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	194,500
Telecom Italia SpA+^	5.30	5/30/2024	250,000	261,805	246,562
Ziggo BV+^	5.50	1/15/2027	140,000	133,555	130,774

Total Telecommunications			5,335,000	5,320,946	5,199,902

Utilities — 0.5%*:
NRG Energy, Inc.	7.25	5/15/2026	250,000	250,000	266,250

Total Corporate Bonds			53,104,000	52,980,633	52,020,406

Total Fixed Income			54,669,237	54,398,295	53,512,677

Short-Term Investments — 6.1%*:

Bank Deposit — 6.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.28	7/2/2018	3,495,098	3,495,098	3,495,098

Total Investments			58,169,441	58,017,024	57,263,157

Other assets and liabilities — (0.4%)*					(255,880)

Net Assets — 100.0%					$57,007,277

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	90.5%
Canada	2.3%
Ghana	2.0%
Zambia	1.5%
Denmark	1.0%
Other (Individually less than 1%)	2.7%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

~	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2018

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2018, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Total Return Bond Fund (“Total Return Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”), Barings Global High Yield Fund (“Global High Yield Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Global Floating Rate Fund, Global Credit Income Opportunities Fund, Active Short Duration Bond Fund and Total Return Bond Fund, is a “non-diversified” investment company. Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940 , as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings Global Advisers Limited (“BGA”), an indirect wholly-owned subsidiary of the Adviser, is a registered investment adviser under the Advisers Act and serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BGA to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Emerging Markets Local Currency Debt Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or, if unrated, determined by the Adviser or BGA, to be of

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

comparable quality. The Global High Yield Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

approximate fair value and are determined using Level 2 inputs, as of June 30, 2018. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of June 30, 2018.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$317,389	$1,329,736	$74,281	$1,721,406
Preferred Stock	–	–	238,876	238,876

Total Equities	317,389	1,329,736	313,157	1,960,282

Fixed Income:
Bank Loans	–	214,390,944	206,150	214,597,094
Corporate Bonds	–	25,261,155	–	25,261,155

Total Fixed Income	–	239,652,099	206,150	239,858,249

Short-Term Investments:
Bank Deposit	–	45,925,399	–	45,925,399
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	635,460	–	635,460

Total	$317,389	$287,542,694	$519,307	$288,379,390

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(6,085)	$–	$(6,085)

Total Investments	$317,389	$287,536,609	$519,307	$288,373,305

*	There were no transfers between levels during the year ended June 30, 2018.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Sabine Oil & Gas LLC	$19,350	Broker Quote	$50.00: Price source depth of 1

Sabine Oil & Gas LLC Warrants	$7,380	Broker Quote	$6.00: Price source depth of 1

Sabine Oil & Gas LLC Warrants	$1,095	Broker Quote	$5.00: Price source depth of 1

Southcross Energy Holdings LP	$–	Zero Value	Valued at zero without primary asset attached

Templar Energy LLC	$7,010	Broker Quote	$0.80: Price source depth of 1

Templar Energy LLC	$39,446	Broker Quote	$6.50: Price source depth of 1

Pinnacle Agriculture Holdings A 2	$238,876	Broker Quote	$0.92: Price source depth of 1

Bank Loans

Boomerang Tube LLC	$32,825	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$121,563	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$5,261	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$46,501	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2018

Equities
Common Stock	$117,235	$–	$(56,094)	$–	$–	$4,665	$–	$65,806	$(56,094)
Preferred Stock	$218,582	$–	$17,826	$–	$–	$2,468	$–	$238,876	$17,826
Warrants	$10,286	$–	$(1,811)	$–	$–	$–	$–	$8,475	$(1,811)

Fixed Income
Bank Loans	$179,744	$–	$(19,442)	$–	$692	$45,156	$–	$206,150	$(19,442)

Total	$525,847	$–	$(59,521)	$–	$692	$52,289	$–	$519,307	$(59,521)

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$181,435	$913,328	$550,622	$1,645,385
Preferred Stock	–	–	286,651	286,651

Total Equities	181,435	913,328	837,273	1,932,036

Fixed Income:
Asset-Backed Securities	–	22,801,318	10,228,154	33,029,472
Bank Loans	–	70,133,053	277,089	70,410,142
Corporate Bonds	–	109,036,490	–	109,036,490

Total Fixed Income	–	201,970,861	10,505,243	212,476,104

Purchased Option:
Put Option Purchased	–	777,005	–	777,005
Short-Term Investments:
Bank Deposit	–	18,938,315	–	18,938,315
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	817,834	–	817,834

Total	$181,435	$223,417,343	$11,342,516	$234,941,294

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(2,076)	–	(2,076)

Total Investments	$181,435	$223,415,267	$11,342,516	$234,939,218

*	There were no transfers between levels during the year ended June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Southcross Energy Holdings LP	$–	Zero value	Valued at zero without primary asset attached

Maxeda DIY B.V.	$110,131	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Maxeda DIY B.V.	$440,491	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Pinnacle Agriculture Holdings A 2	$286,651	Broker Quote	$0.92: Price source depth of 1

Asset-Backed Securities

Alinea CLO Ltd	$1,250,000	Broker Quote	$100.00: Price source depth of 1

Ares CLO LTD	$800,000	Broker Quote	$100.00: Price source depth of 1

Atlas Senior Loan Funding Ltd	$1,900,000	Broker Quote	$100.00: Price source depth of 1

Cadogan Square CLC	$1,132,766	Broker Quote	$113.28: Price source depth of 1

CIFC Funding LTD	$1,500,000	Broker Quote	$100.00: Price source depth of 1

Dryden Senior Loan Funding	$600,000	Broker Quote	$100.00: Price source depth of 1

Madison Park Funding Ltd	$1,400,000	Broker Quote	$100.00: Price source depth of 1

Madison Park Funding Ltd	$495,388	Broker Quote	$99.08: Price source depth of 1

Wellfleet CLO Ltd	$1,150,000	Broker Quote	$100.00: Price source depth of 1

Bank Loans

Boomerang Tube LLC	$75,898	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$121,563	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$5,261	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$46,501	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Boomerang Tube LLC	$27,866	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30 2018

Equities
Common Stock	$538,528	$–	$12,094	$–	$–	$–	$–	$550,622	$12,094
Preferred Stock	$262,298	$–	$21,474	$–	$–	$2,879	$–	$286,651	$21,474

Fixed Income
Asset-Backed Securities	$–	$–	$2,229	$–	$2	$10,225,923	$–	$10,228,154	$2,229
Bank Loans	$1,618,268	$–	$(19,476)	$–	$677	$64,784	$(1,387,164)	$277,089	$(19,476)

Total	$2,419,094	$–	$16,321	$–	$679	$10,293,586	$(1,387,164)	$11,342,516	$16,321

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$172,663,312	$4,347,527	$177,010,839
Corporate Bonds	–	198,401,162	–	198,401,162
Mortgage-Backed Securities	–	20,906,910	564,478	21,471,388
U.S. Treasury & Government Agencies	–	13,670,256	–	13,670,256

Total Fixed Income	–	405,641,640	4,912,005	410,553,645

Purchased Options:
Call Options Purchased	–	1,150,606	–	1,150,606
Put Options Purchased	–	2,683,160	–	2,683,160

Total Purchased Options	–	3,833,766	–	3,833,766

Short-Term Investments:
Bank Deposit	–	658,740	–	658,740
Commercial Paper	–	17,987,881	–	17,987,881

Total Short-Term Investments	–	18,646,621	–	18,646,621

Derivative Securities:
Futures**	435,916	–	–	435,916

Total	$435,916	$428,122,027	$4,912,005	$433,469,948

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Futures**	$(823,993)	$–	$–	$(823,993)
OTC – Credit Default Swaps	–	(53,944)	–	(53,944)

Total Derivative Securities	(823,993)	(53,944)	–	(877,937)

Total Investments	$(388,077)	$428,068,083	$4,912,005	$432,592,011

*	There were no transfers between levels 1 and 2 during the year ended June 30, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

AccessLex Institute 2002-A A2	$546,700	Broker Quote	$99.40: Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$911,181	Broker Quote	$101.50: Price source depth of 1

SoFi Professional Loan Program 2018-A	$985,730	Broker Quote	$71.82: Price source depth of 1

SoFi Professional Loan Program 2018-B Trust	$721,196	Discounted Cash Flow	Prepay CPR 15%; Default CDR 0.3 ramp 24 0.5; Severity 80%; 6-month recovery lag

SoFi Consumer Loan Program LLC 2015-A RC	$442,500	Broker Quote	$147,500: Price source depth of 1

SoFi Professional Loan Program 2017-D R1	$740,220	Broker Quote	$60.00: Price source depth of 1

Mortgage-Backed Securities

TIAA Bank Mortgage Loan Trust 2018-2	$564,478	Broker Quote	$99.03: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2018

Asset–Backed Securities	$5,241,812	$15,438	$(276,268)	$(2,394,587)	$28,396	$2,367,232	$(634,496)	$4,347,527	$(276,268)

Mortgage–Backed Securities	$–	$–	$(1)	$–	$1	$564,478	$–	$564,478	$(1)

Total	$5,241,812	$15,438	$(276,269)	$(2,394,587)	$28,397	$2,931,710	$(634,496)	$4,912,005	$(276,269)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$7,573,149	$163,761	$7,736,910
Corporate Bonds	–	9,257,411	–	9,257,411
Foreign Government	–	238,072	–	238,072
Mortgage-Backed Securities	–	256,057	–	256,057
U.S. Treasury & Government Agencies	–	6,957,182	–	6,957,182

Total Fixed Income	–	24,281,871	163,761	24,445,632

Mutual Fund:
Mutual Fund	2,635,105	–	–	2,635,105
Purchased Options:
Call Options Purchased	–	117,236	–	117,236
Put Options Purchased	–	275,853	–	275,853

Total Purchased Options	–	393,089	–	393,089

Short-Term Investments:
Bank Deposit	–	1,126,545	–	1,126,545
Commercial Paper	–	1,498,884	–	1,498,884

Total Short-Term Investments	–	2,625,429	–	2,625,429

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	20,403	–	20,403
Futures**	89,540	–	–	89,540

Total Derivative Securities	89,540	20,403	–	109,943

Total	$2,724,645	$27,320,792	$163,761	$30,209,198

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(43,379)	–	(43,379)
Futures**	(14,530)	–	–	(14,530)
OTC – Credit Default Swaps	–	(13,486)	–	(13,486)

Total Derivative Securities	(14,530)	(56,865)	–	(71,395)

Total Investments	$2,710,115	$27,263,927	$163,761	$30,137,803

*	There were no transfers between levels 1 and 2 during the year ended June 30, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

College Loan Corp. Trust 2017-1 B2	$38,700	Broker Quote	$86.00: Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$62,840	Broker Quote	$101.50: Price source depth of 1

DRB Prime Student Loan Trust 2016-R A2	$62,221	Broker Quote	$100.50: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2018

Asset Backed Securities	$410,163	$6	$781	$(225,364)	$144	$38,363	$(60,332)	$163,761	$781

Total	$410,163	$6	$781	$(225,364)	$144	$38,363	$(60,332)	$163,761	$781

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$13,460,889	$–	$13,460,889
Foreign Government	–	29,646,282	–	29,646,282

Total Fixed Income	–	43,107,171	–	43,107,171

Short-Term Investments:
Bank Deposit	–	2,756,609	–	2,756,609
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	2,214,203	–	2,214,203
OTC – Credit Default Swaps	–	16,289	–	16,289
OTC – Cross Currency Swaps	–	93,584	–	93,584
OTC – Interest Rate Swaps	–	173,938	–	173,938

Total Derivative Securities	–	2,498,014	–	2,498,014

Total	$–	$48,361,794	$–	$48,361,794

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(2,771,591)	$–	$(2,771,591)
Futures**	(42,574)	–	–	(42,574)
OTC – Credit Default Swaps	–	(47,337)	–	(47,337)
OTC – Cross Currency Swaps	–	(9,271)	–	(9,271)
OTC – Interest Rate Swaps	–	(47,773)	–	(47,773)

Total Derivative Securities	(42,574)	(2,875,972)	–	(2,918,546)

Total Investments	$(42,574)	$45,485,822	$–	$45,443,248

*	There were no transfers between levels during the year ended June 30, 2018.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$–	$15,936,811	$–	$15,936,811

Total Fixed Income	–	15,936,811	–	15,936,811

Short-Term Investments:
Bank Deposit	–	2,306,774	–	2,306,774
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	691,437	–	691,437
OTC – Interest Rate Swaps	–	89,914	–	89,914

Total Derivative Securities	–	781,351	–	781,351

Total	$–	$19,024,936	$–	$19,024,936

Liabilities:*
Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	(24,541)	–	(24,541)
Forward Foreign Currency Exchange Contracts	–	(1,261,719)	–	(1,261,719)
OTC – Interest Rate Swaps	–	(29,014)	–	(29,014)

Total Derivative Securities	–	(1,315,274)	–	(1,315,274)

Total Investments	$–	$17,709,662	$–	$17,709,662

*	There were no transfers between levels during the year ended June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$808,029	$–	$808,029
Corporate Bonds	–	23,442,856	–	23,442,856

Total Fixed Income	–	24,250,885	–	24,250,885

Short-Term Investments:
Bank Deposit	–	1,028,962	–	1,028,962
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	46,798	–	46,798

Total	$–	$25,326,645	$–	$25,326,645

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(900)	–	(900)

Total Investments	$–	$25,325,745	$–	$25,325,745

*	There were no transfers between levels during the year ended June 30, 2018.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2018

Fixed Income
Bank Loans	$255,372	$–	$–	$–	$–	$–	$(255,372)	$–	$–

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$49,357	$206,025	$–	$255,382

Total Equities	49,357	206,025	–	255,382

Fixed Income:
Bank Loans	–	1,492,271	–	1,492,271
Corporate Bonds	–	52,020,406	–	52,020,406

Total Fixed Income	–	53,512,677	–	53,512,677

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Short-Term Investments:
Bank Deposit	$–	$3,495,098	$–	$3,495,098

Total	$49,357	$57,213,800	$–	$57,263,157

Total Investments	$49,357	$57,213,800	$–	$57,263,157

*	There were no transfers between levels during the year ended June 30, 2018.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2017	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2018	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2018

Fixed Income
Bank Loans	$255,643	$–	$–	$–	$–	$–	$(255,643)	$–	$–

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2018, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2018, the following Funds had unfunded loan commitments:

FUND	SECURITY	PAR AMOUNT
Global Floating Rate Fund	EG Group, Limited, 2/6/25	168,197
Global Credit Income Opportunities Fund	EG Group, Limited, 2/6/25	168,197
Global Credit Income Opportunities Fund	GFL Environmental, 5/30/25	14,744

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty (or central clearing party in the case of centrally cleared interest rate swaps) based on a specified long- or short-term interest rate, and will receive payments from its counterparty (or central clearing party in the case of centrally cleared interest rate swaps) based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is believed to be minimal due to protections provided by the central clearing party.

During the period ended June 30, 2018, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2018:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$635,460

Total		$635,460

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(6,085)

Total		$(6,085)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$817,834	$–	$–	$817,834
Purchased Options	Investments, at fair value	–		777,005	777,005

Total		$817,834	$–	$777,005	$1,594,839

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(2,076)	$–	$	$(2,076)

Total		$(2,076)	$–	$	$(2,076)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$435,916	$–	$435,916
Purchased Options	Investments, at fair value	3,833,766	–	3,833,766

Total		$4,269,682	$–	$4,269,682

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(823,993)	$–	$(823,993)
OTC – Swaps Contracts	Swap contracts, at fair value	–	(53,944)	(53,944)

Total		$(823,993)	$(53,944)	$(877,937)

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$20,403	$–		$–	$20,403
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	89,540		–	89,540
Purchased Options	Investments, at fair value	—	393,089		—	393,089

Total		$20,403	$482,629	$		$503,032

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(43,379)	$–	$		$(43,379)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(14,530)		–	(14,530)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–		(13,486)	(13,486)

Total		$(43,379)	$(14,530)		$(13,486)	$(71,395)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,214,203	$–	$–	$2,214,203
OTC – Swaps Contracts	Swap contracts, at fair value	93,584	173,938	16,289	283,811

Total		$2,307,787	$173,938	$16,289	$2,498,014

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(2,771,591)	$–	$		$(2,771,591)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(42,574)		–	(42,574)
OTC – Swaps Contracts	Swap contracts, at fair value	(9,271)	(47,773)		(47,337)	(104,381)

Total		$(2,780,862)	$(90,347)		$(47,337)	$(2,918,546)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$691,437	$–	$691,437
OTC – Swaps Contracts	Swap contracts, at fair value		89,914	89,914

Total		$691,437	$89,914	$781,351

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,261,719)	$–	$(1,261,719)
OTC – Swaps Contracts	Swap contracts, at fair value		(29,014)	(29,014)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in thein the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.		(24,541)	(24,541)

Total		$(1,261,719)	$(53,555)	$(1,315,274)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$46,798

Total		$46,798

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(900)

Total		$(900)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(820,659)

Total	$(820,659)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	$(963,704)	$–	$–	$(963,704)
Purchased Options	–	(94,770)	(172,166)	(266,936)

Total	$(963,704)	$(94,770)	$(172,166)	$(1,230,640)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$1,893,658	$–	$1,893,658
Purchased Options	(95,458)	–	(95,458)
Swaps Contracts	–	(11,819)	(11,819)

Total	$1,798,200	$(11,819)	$1,786,381

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$11,939	$–	$–	$11,939
Futures Contracts	–	(163,053)	–	(163,053)
Purchased Options	–	(19,770)	–	(19,770)
Swaps Contracts	–	–	(1,808)	(1,808)

Total	$11,939	$(182,823)	$(1,808)	$(172,692)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(166,348)	$–	$–	$(166,348)
Futures Contracts	–	12,675	–	12,675
Swaps Contracts	(3,324)	5,311	62,588	64,575

Total	$(169,672)	$17,986	$62,588	$(89,098)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$231,609	$–	$231,609
Swaps Contracts	–	21,491	21,491

Total	$231,609	$21,491	$253,100

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(123,373)

Total	$(123,373)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$936,893

Total	$936,893

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK		EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	$1,076,045	$		$–	$1,076,045
Purchased Options	–		–	176,828	176,828

Total	$1,076,045		$–	$176,828	$1,252,873

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(638,459)	$–	$(638,459)
Purchased Options	39,457	–	39,457
Swaps Contracts	–	14,762	14,762

Total	$(599,002)	$14,762	$(584,240)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(25,222)	$–	$–	$(25,222)
Futures Contracts	–	70,710	–	70,710
Purchased Options	–	18,599	–	18,599
Swaps Contracts	–	–	3,338	3,338

Total	$(25,222)	$89,309	$3,338	$67,425

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK		CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(537,334)	$		$–	$(537,334)
Futures Contracts	–		(38,239)	–	(38,239)
Swaps Contracts	19,670		99,848	(65,888)	53,630

Total	$(517,664)		$61,609	$(65,888)	$(521,943)

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(623,053)	$–	$(623,053)
Swaps Contracts	–	7,670	7,670

Total	$(623,053)	$7,670	$(615,383)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$124,681

Total	$124,681

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$35,779,683

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$35,062,659	$–	$–	$35,062,659
Purchased Options(1)	$–	$3,000,000	$4,323	$3,004,323

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	1,725	–	1,725
Purchased Options(2)	$42,279,077	$–	$42,279,077
OTC – Swaps Contracts(2)	$–	$1,066,154	$1,066,154

(1) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$1,040,015	$–	$–	$1,040,015
Futures Contracts(2)	–	42	–	42
Purchased Options(1)	$–	$4,697,846	$–	$4,697,846
OTC – Swaps Contracts(1)	$–	$–	$221,538	$221,538

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$37,383,490	$–	$–	$37,383,490
Futures Contracts(2)	–	4		4
OTC – Swaps Contracts(1)	$784,689	$526,274,048	$2,184,615	$529,243,352

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Emerging Markets Local Currency Debt Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$23,473,328	$–	$23,473,328
OTC – Swaps Contracts(1)	$–	$24,446,154	$24,446,154

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$6,565,800

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$635,460	$–	$635,460

Total	$635,460	$–	$635,460

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Credit Suisse International	$442,255	$–	$(442,255)	$–
Morgan Stanley & Co.	193,205	(6,085)	–	187,120

Total	$635,460	$(6,085)	$(442,255)	$187,120

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$6,085	$–	$6,085

Total	$6,085	$–	$6,085

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$6,085	$(6,085)	$–	$–

Total	$6,085	$(6,085)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$817,834	$–	$817,834
Purchased Options	777,005	–	777,005

Total	$1,594,839	$–	$1,594,839

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$3,176	$(2,076)	$–	$1,100
Citibank N.A.	456,277	–	(456,277)	–
Goldman Sachs & Co.	338,946	–	(338,946)	–
JPMorgan Chase Bank N.A.	19,435	–	(10,000)	9,435
Morgan Stanley & Co.	777,005	–	–	777,005

Total	$1,594,839	$(2,076)	$(805,223)	$787,540

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,076	$–	$2,076

Total	$2,076	$–	$2,076

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$2,076	$(2,076)	$–	$–

Total	$2,076	$(2,076)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$3,833,766	$–	$3,833,766

Total	$3,833,766	$–	$3,833,766

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$3,833,766	$(24,375)	$(3,720,000)	$89,391

Total	$3,833,766	$(24,375)	$(3,720,000)	$89,391

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Swap Contracts	$33,058	$–	$33,058

Total	$33,058	$–	$33,058

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$8,683	$–	$–	$8,683
JPMorgan Chase Bank N.A.	24,375	(24,375)	–	–

Total	$33,058	$(24,375)	$–	$8,683

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$20,403	$–	$20,403
Purchased Options	393,089	–	393,089

Total	$413,492	$–	$413,492

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$4,722	$(4,722)	$–	$–
Barclays Bank plc	1,613	(1,613)	–	–
Citibank N.A.	2,091	(2,091)	–	–
Goldman Sachs & Co.	106	(106)	–	–
JPMorgan Chase Bank N.A.	404,960	(20,457)	(380,000)	4,503

Total	$413,492	$(28,989)	$(380,000)	$4,503

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$43,379	$—	$43,379
Swap Contracts	8,455	—	8,455

Total	$51,834	$—	$51,834

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$7,060	$(4,722)	$—	$2,338
Barclays Bank plc	1,660	(1,613)	—	47
Citibank N.A.	6,715	(2,091)	—	4,624
Goldman Sachs & Co.	15,942	(106)	—	15,836
JPMorgan Chase Bank N.A.	20,457	(20,457)	—	—

Total	$51,834	$(28,989)	$—	$22,845

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,214,203	$—	$2,214,203
Swap Contracts	251,221	—	251,221

Total	$2,465,424	$—	$2,465,424

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$481,530	$(164,637)	$(280,000)	$36,893
Barclays Bank plc	109,430	(109,430)	—	—
BNP Paribas S.A.	131,376	(35,077)	—	96,299
Citibank N.A.	313,280	(282,297)	—	30,983

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$8,792	$(8,792)	$—	$—
JPMorgan Chase Bank N.A.	1,421,016	(440,938)	(860,000)	120,078

Total	$2,465,424	$(1,041,171)	$(1,140,000)	$284,253

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,771,591	$—	$2,771,591
Swap Contracts	165,823	—	165,823

Total	$2,937,414	$—	$2,937,414

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$164,637	$(164,637)	$—	$—
Barclays Bank plc	365,637	(109,430)	(220,000)	36,207
BNP Paribas S.A.	35,077	(35,077)	—	—
Citibank N.A.	282,297	(282,297)	—	—
Goldman Sachs & Co.	1,018,291	(8,792)	(1,009,499)	—
JPMorgan Chase Bank N.A.	440,938	(440,938)	—	—
State Street Bank & Trust Co.	630,537	—	(570,000)	60,537

Total	$2,937,414	$(1,041,171)	$(1,799,499)	$96,744

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$691,437	$—	$691,437
Swap Contracts	89,914	—	89,914

Total	$781,351	$—	$781,351

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$213,187	$(199,793)	$—	$13,394
Barclays Bank plc	33,733	(33,733)	—	—
BNP Paribas S.A.	502	(502)	—	—
Citibank N.A.	63,752	(63,752)	—	—
Goldman Sachs & Co.	9,143	(9,143)	—	—
JPMorgan Chase Bank N.A.	461,034	(242,371)	(218,663)	—

Total	$781,351	$(549,294)	$(218,663)	$13,394

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,261,719	$–	$1,261,719
Swap Contracts	29,014	–	29,014

Total	$1,290,733	$–	$1,290,733

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$199,793	$(199,793)	$–	$–
Barclays Bank plc	163,411	(33,733)	(129,678)	–
BNP Paribas S.A.	1,181	(502)	–	679

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Citibank N.A.	$258,275	$(63,752)	$(194,523)	$–
Goldman Sachs & Co.	425,702	(9,143)	(410,000)	6,559
JPMorgan Chase Bank N.A.	242,371	(242,371)	–	–

Total	$1,290,733	$(549,294)	$(734,201)	$7,238

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$46,798	$–	$46,798

Total	$46,798	$–	$46,798

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$900	$(893)	$–	$7
BNP Paribas S.A.	974	(7)	–	967
Goldman Sachs & Co.	5,118	–	–	5,118
JPMorgan Chase Bank N.A.	39,806	–	–	39,806

Total	$46,798	$(900)	$–	$45,898

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$900	$–	$900

Total	$900	$–	$900

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$893	$(893)	$–	$–
BNP Paribas S.A.	7	(7)	–	–

Total	$900	$(900)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2018.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2018 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BGA manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund, as allocated from time to time to BGA. As compensation for its services, the Adviser (not the Funds) pays to BGA sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global High Yield Fund	0.35%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Total Return Bond Fund, the Emerging Markets Debt Blended Total Return Fund and the Emerging Markets Local Currency Debt Fund in order to maintain a minimum net investment income of not less than $0. Such arrangements may be discontinued by the Adviser at any time. For the year ended June 30, 2018, the amount of the waivers were $86,141, $211, $5, $33,274 and $15,885, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2018.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2018, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$300
Global Credit Income Opportunities Fund	7
Barings Emerging Markets Debt Blended Total Return Fund	98

For the year ended June 30, 2018, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$5,556	$116,748
Global Credit Income Opportunities Fund	10,839	204,939
Active Short Duration Bond Fund	–	4,557
Emerging Markets Debt Blended Total Return Fund	888	7,351

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the year ended June 30, 2018, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.19%
Global Credit Income Opportunities Fund	0.20%
Active Short Duration Bond Fund	0.20%
Total Return Bond Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.42%
Emerging Markets Local Currency Debt Fund	0.59%
Global High Yield Fund	0.32%
U.S. High Yield Fund	0.26%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the year ended June 30, 2018, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:

Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.03%
Active Short Duration Bond Fund	0.02%
Total Return Bond Fund	0.09%
Emerging Markets Debt Blended Total Return Fund	0.11%
Emerging Markets Local Currency Debt Fund	0.13%
Global High Yield Fund	0.08%
U.S. High Yield Fund	0.05%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The tax character of dividends paid to shareholders during the year ended June 30, 2018 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,591,381	$–	$1,171,303	$9,762,684
Global Credit Income Opportunities Fund	9,089,382	–	496,307	9,585,689
Active Short Duration Bond Fund	9,664,909	902,028	–	10,566,937
Total Return Bond Fund	976,520	–	33,503	1,010,023
Emerging Markets Debt Blended Total Return Fund	1,342,816	145,149	–	1,487,965
Emerging Markets Local Currency Debt Fund	787,706	63,047	–	850,753
Global High Yield Fund	2,242,682	57,003	–	2,299,685
U.S. High Yield Fund	2,968,418	248,263	–	3,216,681

The tax character of dividends paid to shareholders during the tax year ended June 30, 2017 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$5,697,657	$–	$2,580,175	$8,277,832
Global Credit Income Opportunities Fund	6,724,714	–	805,615	7,530,329
Active Short Duration Bond Fund	4,705,679	75,157	–	4,780,836
Total Return Bond Fund	800,010	–	–	800,010
Emerging Markets Debt Blended Total Return Fund	530,014	–	–	530,014
Emerging Markets Local Currency Debt Fund	559,981	32,131	–	592,112
Global High Yield Fund	2,356,560	383,823	–	2,740,383
U.S. High Yield Fund	2,602,629	–	–	2,602,629

As of June 30, 2018, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCT CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRY FORWARDS	UNREALIZED DEPRECIATION	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$–	$–	$–	$(1,502,281)	$(3,200,284)	$(4,702,565)
Global Credit Income Opportunities Fund	–	–	–	(56,730)	(5,005,462)	(5,062,192)
Active Short Duration Bond Fund	240,435	481,875	–	–	(4,469,919)	(3,747,609)
Total Return Bond Fund	–	–	(163,970)	(111,117)	(354,994)	(630,081)
Emerging Markets Debt Blended Total Return Fund	288,494	–	(266,300)	–	(4,215,935)	(4,193,741)
Emerging Markets Local Currency Debt Fund	–	–	(360,711)	–	(1,126,093)	(1,486,804)
Global High Yield Fund	122,578	240,568	–	–	(839,063)	(475,917)
U.S. High Yield Fund	118,934	–	(69,914)	–	(761,122)	(712,102)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2018, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Floating Rate Fund	$215,686	$1,286,595
Global Credit Income Opportunities Fund	—	56,730
Total Return Bond Fund	111,117	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2018, Emerging Markets Local Currency Debt Fund has elected to defer late-year ordinary losses incurred of $160,945. As of June 30, 2018, Total Return Bond Fund, Emerging Markets Debt Blended Total Return Fund, Emerging Markets Local Currency Debt Fund and U.S. High Yield Fund have elected to defer current year post-October losses of $163,970, $266,300, $199,766, and $69,914, respectively.

Global Credit Income Opportunities Fund utilized $1,349,346 of capital loss carryforwards during the year ended June 30, 2018.

As of June 30, 2018, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
Global Floating Rate Fund	$290,960,758	$2,966,121	$(6,182,949)	$(3,216,828)
Global Credit Income Opportunities Fund	239,068,308	2,920,677	(7,865,524)	(4,944,847)
Active Short Duration Bond Fund	437,503,951	1,095,713	(5,565,632)	(4,469,919)
Total Return Bond Fund	30,447,294	170,652	(518,691)	(348,039)
Emerging Markets Debt Blended Total Return Fund	49,778,627	47,145	(3,961,992)	(3,914,847)
Emerging Markets Local Currency Debt Fund	19,246,036	79,958	(1,082,409)	(1,002,451)
Global High Yield Fund	26,115,605	425,153	(1,260,911)	(835,758)
U.S. High Yield Fund	58,024,279	745,360	(1,506,482)	(761,122)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended June 30, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Global Floating Rate Fund	$20,246	$(20,246)
Global Credit Income Opportunities Fund	440,558	(440,558)
Active Short Duration Bond Fund	13,274	(13,274)
Total Return Bond Fund	59,753	(59,753)

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Emerging Markets Debt Blended Total Return Fund	$115,574	$(115,574)
Emerging Markets Local Currency Debt Fund	(147,725)	147,725
Global High Yield Fund	134,503	(134,503)
U.S. High Yield Fund	(320)	320

The permanent differences are primarily attributable to foreign currency gains (losses) partnership basis adjustments, swap income reclasses and the tax treatment of certain distributions.

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2018 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$176,234,550	$113,958,993	$–	$–
Global Credit Income Opportunities Fund	165,217,547	88,722,152	–	–
Active Short Duration Bond Fund	287,880,742	185,006,432	15,396,838	50,676,889
Total Return Bond Fund	51,073,264	52,044,346	41,757,701	42,971,374
Emerging Markets Debt Blended Total Return Fund	47,248,266	10,918,099	–	–
Emerging Markets Local Currency Debt Fund	18,470,783	6,556,206	–	–
Global High Yield Fund	17,107,639	19,243,798	–	–
U.S. High Yield Fund	38,389,029	15,262,912	–	–

9.	Common Stock

Transactions in common stock for the year ended June 30, 2018 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,667,532	$15,918,813	3,829,613	$36,363,931
Shares sold through reinvestments of distributions	243,001	2,317,457	146,369	1,393,229
Shares redeemed	(1,036,759)	(9,887,519)	(753,451)	(7,217,797)

Net increase	873,774	$8,348,751	3,222,531	$30,539,363

CLASS C
Shares sold	185,281	$1,760,750	282,492	$2,668,145
Shares sold through reinvestments of distributions	29,111	276,669	28,770	272,104
Shares redeemed	(178,196)	(1,693,674)	(215,649)	(2,030,225)

Net increase	36,196	$343,745	95,613	$910,024

CLASS I
Shares sold	575,961	$5,511,861	2,214,829	$21,195,710
Shares sold through reinvestments of distributions	100,453	960,046	51,957	499,056
Shares redeemed	(807,441)	(7,709,995)	(2,378,284)	(22,670,813)

Net decrease	(131,027)	$(1,238,088)	(111,498)	$(976,047)

CLASS Y
Shares sold	9,320,803	$89,015,823	9,291,951	$88,449,851
Shares sold through reinvestments of distributions	568,316	5,429,194	484,693	4,604,438
Shares redeemed	(4,547,811)	(43,466,701)	(10,706,795)	(101,282,672)

Net increase (decrease)	5,341,308	$50,978,316	(930,151)	$(8,228,383)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,878,668	$45,886,717	2,302,114	$21,436,358
Shares sold through reinvestments of distributions	185,198	1,746,315	106,536	999,227
Shares redeemed	(1,400,679)	(13,240,661)	(980,824)	(9,084,434)

Net increase	3,663,187	$34,392,371	1,427,826	$13,351,151

CLASS C
Shares sold	371,526	$3,505,551	419,598	$3,942,417
Shares sold through reinvestments of distributions	30,456	286,954	21,444	200,486
Shares redeemed	(150,027)	(1,414,034)	(150,039)	(1,403,298)

Net increase	251,955	$2,378,471	291,003	$2,739,605

CLASS I
Shares sold	–	$–	3,073	$26,732
Shares sold through reinvestments of distributions	93	876	98	913
Shares redeemed	–	–	(470,459)	(4,473,652)

Net increase (decrease)	93	$876	(467,288)	$(4,446,007)

CLASS Y
Shares sold	7,646,098	$72,032,811	5,823,585	$54,887,640
Shares sold through reinvestments of distributions	425,660	4,011,731	236,560	2,218,558
Shares redeemed	(3,105,523)	(29,263,594)	(2,585,294)	(24,389,480)

Net increase	4,966,235	$46,780,948	3,474,851	$32,716,718

Active Short Duration Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,618,622	$145,642,052	15,421,798	$153,874,328
Shares sold through reinvestments of distributions	386,954	3,845,964	162,991	1,626,866
Shares redeemed	(8,990,871)	(89,385,833)	(7,690,111)	(76,746,051)

Net increase	6,014,705	$60,102,183	7,894,678	$78,755,143

CLASS C
Shares sold	103,284	$1,031,298	2,805	$28,000
Shares sold through reinvestments of distributions	1,963	19,485	543	5,417
Shares redeemed	(13,404)	(133,445)	(5,554)	(55,396)

Net increase (decrease)	91,843	$917,338	(2,206)	$(21,979)

CLASS I
Shares sold	20,309	$203,500	10,010	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	(598,837)	(5,976,390)

Net increase (decrease)	20,309	$203,500	(588,827)	$(5,876,390)

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	20,820,040	$207,162,143	16,431,103	$163,786,901
Shares sold through reinvestments of distributions	564,556	5,609,410	247,545	2,469,485
Shares redeemed	(16,257,695)	(161,293,725)	(7,243,098)	(72,203,413)

Net increase	5,126,901	$51,477,828	9,435,550	$94,052,973

Total Return Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	1,859	$19,007
Shares sold through reinvestments of distributions	40	398	45	449
Shares redeemed	(495)	(4,965)	(995)	(9,908)

Net increase (decrease)	(455)	$(4,567)	909	$9,548

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	297,499	$2,983,984	497,579	$4,982,291
Shares sold through reinvestments of distributions	18,366	183,513	7,463	74,879
Shares redeemed	(369,123)	(3,656,973)	(49,321)	(493,631)

Net increase (decrease)	(53,258)	$(489,476)	455,721	$4,563,539

Emerging Markets Debt Blended Total Return Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	41,516	$444,647	–	$–
Shares sold through reinvestments of distributions	2,054	21,425	–	–
Shares redeemed	(4,035)	(40,621)	–	–

Net increase	39,535	$425,451	–	$–

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,058	$105,120	981	$9,740
Shares sold through reinvestments of distributions	193	1,964	20	208
Shares redeemed	(2,108)	(20,978)	(2)	(17)

Net increase	8,143	$86,106	999	$9,931

CLASS I
Shares sold	1,901,140	$20,000,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	1,901,140	$20,000,000	–	$–

CLASS Y
Shares sold	1,964,043	$20,629,580	50,328	$529,500
Shares sold through reinvestments of distributions	1,949	20,360	212	2,219
Shares redeemed	(41,536)	(436,635)	(24,371)	(255,411)

Net increase	1,924,456	$20,213,305	26,169	$276,308

Emerging Markets Local Currency Debt Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	22,629	$249,981	–		$–
Shares sold through reinvestments of distributions	921	9,935	–		–
Shares redeemed	(4,611)	(49,914)	–		–

Net increase	18,939	$210,002		$

CLASS C
Shares sold	–	$–	–		$–
Shares sold through reinvestments of distributions	–	–	–		–
Shares redeemed	–	–	–		–

Net increase	–	$–	–		$–

CLASS I
Shares sold	468,165	$5,000,000	–		$–
Shares sold through reinvestments of distributions	–	–	–		–
Shares redeemed	–	–	–		–

Net increase	468,165	$5,000,000	–		$–

CLASS Y
Shares sold	957,538	$10,388,723	–		$–
Shares sold through reinvestments of distributions	19,876	214,593	–		–
Shares redeemed	(69,895)	(762,008)	–		–

Net increase	907,519	$9,841,308	–		$–

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Global High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	127	$1,278	1,210	$12,543
Shares sold through reinvestments of distributions	59	602	34	351
Shares redeemed	–	–	(594)	(6,118)

Net increase	186	$1,880	650	$6,776

CLASS C
Shares sold	–	$–	13,247	$137,325
Shares sold through reinvestments of distributions	976	9,925	803	8,287
Shares redeemed	(4,423)	(44,337)	(417)	(4,337)

Net increase (decrease)	(3,447)	$(34,412)	13,633	$141,275

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	350,327	$3,558,842	143,843	$1,490,367
Shares sold through reinvestments of distributions	10,313	105,798	10,017	103,275
Shares redeemed	(485,834)	(4,925,710)	(15,575)	(162,145)

Net increase (decrease)	(125,194)	$(1,261,070)	138,285	$1,431,497

U.S. High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	311,531	$3,152,721	548,169	$5,757,935
Shares sold through reinvestments of distributions	19,367	197,966	12,725	133,626
Shares redeemed	(282,527)	(2,883,028)	(332,596)	(3,522,759)

Net increase	48,371	$467,659	228,298	$2,368,802

CLASS C
Shares sold	–	$–	1,155	$12,126
Shares sold through reinvestments of distributions	88	900	37	390
Shares redeemed	(1,277)	(12,651)	(3)	(32)

Net increase (decrease)	(1,189)	$(11,751)	1,189	$12,484

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	23,290	237,490	19,404	203,243
Shares redeemed	–	–	–	–

Net increase	23,290	$237,490	19,404	$203,243

Barings Funds Trust 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,624,846	$25,986,787	125,106	$1,312,934
Shares sold through reinvestments of distributions	44,607	445,882	8,719	91,482
Shares redeemed	(62,945)	(636,602)	(1,412)	(14,820)

Net increase	2,606,508	$25,796,067	132,413	$1,389,596

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of June 30, 2018, there were no loans outstanding pursuant to the Credit Agreement. Effective July 18, 2018, the Facility Amount increased from $40,000,000 to $61,000,000.

11.	Subsequent Events

On August 2, 2018, the Independent Trustees of the Trust approved a sub advisory agreement with Baring

International Investment Limited (“BIIL”) for the Global Floating Rate Fund, Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund. BIIL replaces Barings Global Advisers Limited (“BGA”), another indirect wholly-owned subsidiary of Barings that also is registered as an investment adviser with the SEC and the Financial Conduct Authority in the United Kingdom. This change was recommended based on Barings’ consolidation of corporate entities, but involves no change in the actual control or management of the Funds because the same personnel will continue to perform the services they previously had performed for the Funds, though through BIIL, rather than BGA.

Effective August 2, 2018, Daniel McGee was elected by the Board of Trustees as President.

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2018 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2018 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund, and Barings U.S. High Yield Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Barings Funds Trust comprising the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund, and Barings U.S. High Yield Fund (the “Funds”), including the schedules of investments, as of June 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Barings Funds Trust as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	FINANCIAL HIGHLIGHTS
Barings Global Floating Rate Fund Barings Global Credit Income Opportunities Fund	For the years ended June 30, 2018, 2017, 2016, 2015, and the period from September 16, 2013 (commencement of operations) through June 30, 2014

Barings Active Short Duration Bond Fund Barings Total Return Bond Fund	For the years ended June 30, 2018, 2017, and the period from July 8, 2015 (commencement of operations) through June 30, 2016

Barings Emerging Markets Debt Blended Total Return Fund	For the years ended June 30, 2018, 2017, and the period from October 21, 2015 (commencement of operations) through June 30, 2016

Barings Emerging Markets Local Currency Debt Fund	For the years ended June 30, 2018, 2017, and the period from December 8, 2015 (commencement of operations) through June 30, 2016

Barings Global High Yield Fund Barings U.S. High Yield Fund	For the years ended June 30, 2018, 2017, and the period from October 30, 2015 (commencement of operations) through June 30, 2016

Barings Funds Trust 2018 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

August 27, 2018

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Funds Trust 2018 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

The following Funds designate long-term capital gain distributions as listed below:

FUND	LONG-TERM CAPITAL GAIN DISTRIBUTIONS

Barings Active Short Duration Bond Fund	$902,028

Barings Emerging Markets Debt Blended Total Return Fund	$145,149

Barings Emerging Markets Local Currency Debt Fund	$63,047

Barings Global High Yield Fund	$57,003

Barings U.S. High Yield Fund	$248,263

The following Funds paid foreign taxes during the year ended June 30, 2018 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$7,883

Barings Emerging Markets Local Currency Debt Fund	$18,635

The following Funds generated net foreign source income during the year ended June 30, 2018 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$1,357,470

Barings Emerging Markets Local Currency Debt Fund	$821,703

Barings Funds Trust 2018 Annual Report

INTERESTED TRUSTEE

Information	about Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-855-439-5459 or on the Funds’ website at http://www.barings.com/funds/mutual-funds.

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas M. Finke (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2013), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund).

Barings Funds Trust 2018 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Rodney J. Dillman (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since July 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings LLC).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chief Executive Officer (since 2018), Director (since 2008), The National Math and Science Initiative; Director; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2016), AIMIS, Inc. (American Institute of Minimally Invasive Surgery, an educator of advanced surgical techniques for women’s health specialists); Trustee (since 2015), Forward Funds (open-end investment company); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring); Trustee (since 2012), Salient Midstream & MLP Fund (closed-end investment company); Trustee (since 2012), Salient MF Trust (open-end investment company); Trustee (since 2009), Salient Private Access Funds (investment companies); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2005), U.S. Physical Therapy, Inc. (NYSE: USPH).

Thomas W. Okel (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).

Barings Funds Trust 2018 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Cynthia R. Plouché (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since August 2017	Assessor (2014-2018), Moraine Township (property assessment); Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	9	Trustee (since August 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Chief Executive Officer (since 2016), Director (since 2015), Level Brands, Inc. (NYSE: LEBV; licensing and brand management firm); Managing Partner and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (since 2012), Washington Capital, LLC (family office).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chairman and Director (2014-2017), Kure Corp. (retail); Director (2014-2017), Jadeveon Clowney Help-In-Time Foundation; Director (2015-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Barings Funds Trust 2018 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Duncan Robertson (48) 300 South Tryon Street Charlotte, NC 28202	President	July 2016 to August 2018	Vice President (2014-2016), Barings Funds Trust; Head of Global Business Development Group (since 2016), Managing Director (since 2008), Barings; President (since 2016), Barings Securities LLC (registered broker-dealer).

Dan McGee (48) 300 South Tryon Street Charlotte, NC 28202	President	Since August 2018	Managing Director (since 2013), Barings; Managing Director (1992-2013), Principal Financial Group.

Carlene Pollock (50) 300 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since January 2016	Assistant Treasurer (2015-2016), Barings Funds; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Lesley Mastandrea (41) 300 South Tryon Street Charlotte, NC 28202	Treasurer	Since October 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; Treasurer (since 2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Paul Thompson (46) 300 South Tryon Street Charlotte, NC 28202	Vice President	Since July 2013	Chief Financial Officer (since 2015), Chief Operating Officer (since 2010) and Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), Managing Director (since 2008), Barings.

Melissa LaGrant (44) 300 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since July 2013	Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Compliance Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings).

Janice M. Bishop (53) 300 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since July 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust; Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings).

Barings Funds Trust 2018 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Michelle Manha (45) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since July 2013	Deputy General Counsel (since 2018), Associate General Counsel (2014-2018), Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Kristin Goodchild (32) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since July 2015	Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2008-2012), Barings; Assistant Secretary (since 2015), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Associate Secretary (since 2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (since 2018), Barings BDC, Inc. (business development company advised by Barings).

Barings Funds Trust 2018 Annual Report

JOINT PRIVACY NOTICE OF BARINGS LLC AND

BARINGS FUNDS TRUST

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

August 2018

BARINGS FUNDS TRUST

ANNUAL REPORT

June 30, 2018

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30 2018	Year Ended June 30, 2017
Audit Fees	$357,560	$325,700
Audit-Related Fees	$0	$0
Tax Fees	$96,800	$94,300
All Other Fees	$0	$0

Total Fees	$454,360	$420,000

Non-Audit Fees Billed to Barings and MassMutual:

	Year Ended June 30, 2018	Year Ended June 30, 2017
Audit Fees	$4,256,259	$5,066,751
Audit-Related Fees	$0	$0
Tax Fees	$2,714,717	$2,898,725
All Other Fees	$12,453,397	$15,342,278

Total Fees	$19,424,372	$23,307,754

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2018, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2017 and June 30, 2018 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date          September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date          September 7, 2018

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date          September 7, 2018